Exhibit 99.1
INVESTOR FINANCIAL SUPPLEMENT
SEPTEMBER 30, 2009

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
Address:
One Hartford Plaza
Hartford, CT 06155
Internet address:
http://www.thehartford.com
Contacts:
Rick Costello
Senior Vice President
Investor Relations
Phone (860) 547-8480
JR (John) Reilly
Vice President
Investor Relations
Phone (860) 547-9140
Margaret Mann
Program Assistant
Investor Relations
Phone (860) 547-3800

As of November 3, 2009	A.M. Best	Fitch	Standard & Poor’s	Moody’s

Insurance Financial Strength Ratings:
Hartford Fire Insurance Company	A	A+	A	A2
Hartford Life Insurance Company	A	A-	A	A3
Hartford Life and Accident Insurance Company	A	A-	A	A3
Hartford Life and Annuity Insurance Company	A	A-	A	A3
Hartford Life Insurance KK (Japan)	—	—	A	—
Hartford Life Limited (Ireland)	—	—	A	—
Other Ratings:
The Hartford Financial Services Group, Inc.:
Senior debt	bbb+	BBB-	BBB	Baa3
Commercial paper	AMB-2	F2	A-2	P-3
Junior subordinated debentures	bbb-	BB	BB+	Ba1

Hartford Life, Inc.:
Senior debt	bbb+	BBB-	BBB	Baa3

Hartford Life Insurance Company:
Short term rating	—	—	A-1	P-2
Consumer notes	a	BBB+	A	Baa1
TRANSFER AGENT
The Bank of New York Mellon
BNY Mellon Shareowner Services
480 Washington Boulevard
Jersey City, NJ 07310
1 (877) 272-7740
COMMON STOCK
Common stock of The Hartford Financial Services Group, Inc. is traded on the New York Stock Exchange under the symbol “HIG”.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the
U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

Basis of Presentation	i, ii, iii

CONSOLIDATED
Consolidated Financial Results	C-1
Operating Results by Segment	C-2
Analysis of Operating Results by Segment	C-2a
Consolidating Statements of Operations
Three Months Ended September 30, 2008 and 2009	C-3
Nine Months Ended September 30, 2008 and 2009	C-4
Consolidating Balance Sheets
As of December 31, 2008 and September 30, 2009	C-5
Capital Structure	C-6
Accumulated Other Comprehensive Loss	C-7
Computation of Basic and Diluted Earnings (Losses) Per Common Share	C-8
Analysis of Net Realized Capital Gains (Losses) After-tax and DAC
Three Months Ended September 30, 2008 and 2009	C-9
Nine Months Ended September 30, 2008 and 2009	C-10
Computation of Return-on-Equity Measures	C-11

LIFE
Financial Highlights	L-1
Financial Highlights Excluding Impacts of the Unlock	L-1a
Operating Results	L-2
Total Assets Under Management	L-3
Consolidated Balance Sheets	L-4
Deferred Policy Acquisition Costs and Present Value of Future Profits	L-5
Supplemental Data — Annuity Death and Income Benefits	L-6
Reinsurance Recoverable Analysis
As of September 30, 2009	L-7
Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	L-8
Retail Products Group
Income Statements
Individual Annuity	L-9
Other	L-10
Supplemental Data
Deposits	L-11
Assets Under Management	L-12
Individual Annuity — Account Value Rollforward	L-13
Other Retail — Asset Rollforward	L-14
Individual Life
Income Statements	L-15
Supplemental Data	L-16
Account Value Rollforward	L-17
Group Benefits
Income Statements	L-18
Supplemental Data	L-19
Retirement Plans
Income Statements	L-20
Supplemental Data
Deposits	L-21
Assets Under Management and Administration	L-22
Account Value and Asset Rollforward	L-23
International
Highlights	L-24
Japan
Income Statements	L-25
Supplemental Data — Account Value Rollforward in Dollars	L-26
Supplemental Data — Account Value Rollforward in Yen	L-27
Institutional Solutions Group
Income Statements	L-28
Supplemental Data
Deposits	L-29
Assets Under Management	L-30
Account Value and Asset Rollforward	L-31

PROPERTY & CASUALTY
Financial Highlights	PC-1
Operating Results	PC-2
Ongoing Operations Operating Results	PC-3
Ongoing Operations Consolidating Underwriting Results
Three Months Ended September 30, 2009	PC-4
Nine Months Ended September 30, 2009	PC-5
Ongoing Operations Underwriting Results	PC-6
Personal Lines Underwriting Results	PC-7
Personal Lines Written and Earned Premiums	PC-8
Small Commercial Underwriting Results	PC-9
Middle Market Underwriting Results	PC-10
Specialty Commercial Underwriting Results	PC-11
Specialty Commercial Written and Earned Premiums	PC-12
Other Operations Operating Results	PC-13
Other Operations Losses and Loss Adjustment Expenses	PC-14
Summary of Gross Environmental Reserves	PC-15
Paid and Incurred Loss and Loss Adjustment Expense Development — A&E	PC-16
Unpaid Loss and Loss Adjustment Expense Reserve Rollforward
Three Months Ended September 30, 2009	PC-17
Nine Months Ended September 30, 2009	PC-18
Reinsurance Recoverable Analysis	PC-19
Consolidated Income Statements	PC-20
Consolidated Balance Sheets	PC-21
Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	PC-22

INVESTMENTS
Investment Earnings Before-tax
Consolidated	I-1
Life	I-2
Property & Casualty	I-3
Corporate	I-4
Net Realized Capital Gains (Losses), After-tax/DAC
Three and Nine Months Ended September 30, 2009 and 2008	I-5
Composition of Invested Assets
Consolidated	I-6
Life	I-7
Property & Casualty	I-8
Corporate	I-9
Unrealized Loss Aging
Consolidated	I-10
Life	I-11
Property & Casualty	I-12
Invested Asset Exposures
As of September 30, 2009	I-13

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION
•	All amounts are in millions, except for per share and ratio information unless otherwise stated.

•	Life is organized into four groups which are comprised of six reporting segments: The Retail Products Group (“Retail”) and Individual Life segments make up the Individual Markets Group. The Retirement Plans and Group Benefits segments make up the Employer Markets Group. The Institutional Solutions Group (“Institutional”) and International segments each make up their own group. Life also includes in an Other category its leveraged PPLI product line of business; corporate items not directly allocated to any of its reportable operating segments; the mark-to-market adjustment for the equity securities, trading, reported in net investment income and the related change in interest credited reported as a component of benefits, losses and loss adjustment expenses because these items are not considered by Life’s chief operating decision maker in evaluating the International results of operations; and inter-segment eliminations.

•	Property & Casualty includes Ongoing Operations and Other Operations. Ongoing Operations includes the underwriting results of Personal Lines, Small Commercial, Middle Market and Specialty Commercial segments. Other Operations includes the underwriting results of certain property and casualty insurance operations that have discontinued writing new business and substantially all of the Company’s asbestos and environmental exposures. The profitability of the Personal Lines, Small Commercial, Middle Market and Specialty Commercial segments are evaluated primarily based on underwriting results. The Company allocates income and expense items not directly attributed to the underwriting segments, such as net investment income, net realized capital gains and losses, other expenses and income taxes, to Ongoing Operations and Other Operations, respectively. The profitability of Ongoing Operations and the Other Operations segment is evaluated primarily based on core earnings.

•	Corporate primarily includes the Company’s debt financing and related interest expense, as well as other capital raising, banking operations and certain purchase accounting adjustment activities.

•	Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate current trends in The Hartford’s business. These measures include sales, deposits, net flows, account value, insurance in-force and premium retention. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period.

•	The Hartford, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs, as well as other underwriting expenses) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.

•	The Hartford, along with others in the life insurance industry, uses underwriting ratios as measures of the Group Benefits segment’s performance. The loss ratio is the ratio of total benefits, losses and loss adjustment expenses, excluding buyouts, to total premiums and other considerations excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to total premiums and other considerations excluding buyout premiums.

•	Accumulated other comprehensive income (“AOCI”) represents net of tax unrealized gain (loss) on available-for-sale securities; net gain (loss) on cash-flow hedging instruments; foreign currency translation adjustments; and pension and other postretirement adjustments.

•	Noncontrolling interest (“NCI”) represents the minority interest portion of the equity of a subsidiary that is not attributable, directly or indirectly, to The Hartford.

•	Assets under management is a measure used by the Company because a significant portion of the Company’s revenues are based upon asset values. These revenues increase or decrease with a rise or fall in the amount of assets under management whether caused by changes in the market or through net flow.

•	Assets under administration represents the client asset base of the Company’s recordkeeping business for which revenues are predominately based on the number of plan participants. Unlike assets under management, increases or decreases in assets under administration do not have a direct corresponding increase or decrease to the Company’s revenues.

•	Yields calculated using annualized net investment income (excluding income related to equity securities, trading) divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities, trading, collateral received associated with the securities lending program and consolidated variable interest entity non-controlling interests.

•	Certain reclassifications have been made to the prior periods to conform to the September 30, 2009 presentation.

•	NM — Not meaningful means increases or decreases greater than or equal to 200%, or changes from a net gain to a net loss position, or vice versa.

i

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
•	The Hartford uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company’s operating performance for the periods presented herein. Because The Hartford’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing The Hartford’s non-GAAP and other financial measures to those of other companies.

•	The Hartford uses the non-GAAP financial measure core earnings as an important measure of the Company’s operating performance. The Hartford believes that the measure core earnings provides investors with a valuable measure of the performance of the Company’s ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by the net effect of certain realized capital gains and losses. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (net of tax and the effects of deferred policy acquisition costs (“DAC”)) that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives and net periodic settlements on the Japan fixed annuity cross-currency swap. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Core earnings is also used by management to assess our operating performance and is one of the measures considered in determining incentive compensation for our managers. Net income is the most directly comparable GAAP measure. Core earnings should not be considered as a substitute for net income and does not reflect the overall profitability of our business. Therefore, The Hartford believes that it is useful for investors to evaluate both net income and core earnings when reviewing the Company’s performance. A reconciliation of net income to core earnings for the periods presented herein is set forth on page C-2.

•	Core earnings per share is calculated based on the non-GAAP financial measure core earnings. The Hartford believes that the measure core earnings per share provides investors with a valuable measure of the Company’s operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income per share is the most directly comparable GAAP measure. Core earnings per share should not be considered as a substitute for net income per share and does not reflect the overall profitability of our business. Therefore, the Hartford believes that it is useful for investors to evaluate both net income per share and core earnings per share when reviewing our performance. A reconciliation of net income per share to core earnings per share for the periods presented herein is set forth on page C-8.

•	Written premiums is a statutory accounting financial measure used by The Hartford as an important indicator of the operating performance of the Company’s property and casualty operations. Because written premiums represents the amount of premium charged for policies issued, net of reinsurance, during a fiscal period, The Hartford believes it is useful to investors because it reflects current trends in The Hartford’s sale of property and casualty insurance products. Earned premiums, the most directly comparable GAAP measure, represents all premiums that are recognized as revenues during a fiscal period. The difference between written premiums and earned premiums is attributable to the change in unearned premium reserves. A reconciliation of written premiums to earned premiums for the periods presented herein is set forth at page PC-2.

•	The Hartford’s management evaluates profitability of the Personal Lines, Small Commercial, Middle Market and Specialty Commercial underwriting segments primarily on the basis of underwriting results. Underwriting results is a before-tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Net income is the most directly comparable GAAP measure. Underwriting results are influenced significantly by earned premium growth and the adequacy of The Hartford’s pricing. Underwriting profitability over time is also greatly influenced by The Hartford’s underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through economies of scale and its management of acquisition costs and other underwriting expenses. The Hartford believes that underwriting results provides investors with a valuable measure of before-tax profitability derived from underwriting activities, which are managed separately from the Company’s investing activities. Underwriting results is also presented for Ongoing Operations, Other Operations and total Property & Casualty. A reconciliation of underwriting results to net income for total Property & Casualty, Ongoing Operations and Other Operations is set forth on pages PC-2, PC-3 and PC-13, respectively.

•	A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack and similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or losses and loss adjustment expense reserves prior to occurrence. The Hartford believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.

•	Underwriting results before catastrophes and prior year development is a non-GAAP financial measure because it excludes the effects of catastrophes, prior year development and the reduction in earned premiums relating to retrospectively rated policies. The Company believes that this measure is useful to investors as an additional measure of Property & Casualty’s current operations, because it excludes the effect of items relating to prior periods. Net income is the most directly comparable GAAP measure. A reconciliation of the adjusted underwriting results to underwriting results and net income for the periods presented herein are set forth on page C-2a.

ii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES (CONTINUED)
•	Book value per common share excluding accumulated other comprehensive income (“AOCI”) is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) common stockholders’ equity excluding AOCI, net of tax, by (b) common shares outstanding plus assumed conversion of preferred shares to common. The Hartford provides book value per common share excluding AOCI to enable investors to analyze the amount of the Company’s net worth that is primarily attributable to the Company’s business operations. The Hartford believes book value per common share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per common share is the most directly comparable GAAP measure. A reconciliation of book value per common share to book value per common share excluding AOCI for the periods presented herein is set forth at page C-1.

•	The Hartford provides different measures of the return on common equity (“ROE”) of the Company. ROE (core earnings last twelve months to common equity excluding AOCI), is calculated based on non-GAAP financial measures. ROE (core earnings last twelve months to common equity excluding AOCI) is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average common stockholders’ equity excluding AOCI. The Hartford provides to investors return-on-equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above. The Hartford excludes AOCI in the calculation of these return-on-equity measures to provide investors with a measure of how effectively the Company is investing the portion of the Company’s net worth that is primarily attributable to the Company’s business operations. ROE (net income last twelve months to common equity including AOCI) is the most directly comparable GAAP measure. A reconciliation of the non-GAAP return-on-equity measures for the periods presented herein to ROE (net income last twelve months to common equity including AOCI) is set forth at page C-11.

iii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

						Year Over
	THREE MONTHS ENDED					Year		Sequential		NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month		3 Month		SEPTEMBER 30,
	2008	2008	2009	2009	2009	Change		Change		2008	2009	Change
HIGHLIGHTS
Net income (loss)	$(2,631)	$(806)	$(1,209)	$(15)	$(220)	92%		NM		$(1,943)	$(1,444)	26%
Core earnings (losses)	$(422)	$(208)	$(1,175)	$622	$660	NM		6%		$1,066	$107	(90%)
Total revenues [1]	$(393)	$565	$5,394	$7,637	$5,230	NM		(32%)		$8,654	$18,261	111%
Total assets	$311,485	$287,583	$276,168	$289,700	$316,720	2%		9%
Total assets under management [2]	$384,981	$345,451	$330,187	$352,074	$386,996	1%		10%

PER SHARE AND SHARES DATA [3]
Basic earnings per common share
Net income (loss) available to common shareholders	$(8.74)	$(2.71)	$(3.77)	$(0.06)	$(0.79)	91%		NM		$(6.29)	$(4.52)	28%
Core earnings (losses) available to common shareholders	$(1.40)	$(0.72)	$(3.66)	$1.90	$1.68	NM		(12%)		$3.45	$0.13	(96%)
Diluted earnings (losses) per common share
Net income (loss) available to common shareholders	$(8.74)	$(2.71)	$(3.77)	$(0.06)	$(0.79)	91%		NM		$(6.29)	$(4.52)	28%
Core earnings (losses) available to common shareholders	$(1.40)	$(0.72)	$(3.66)	$1.90	$1.56	NM		(18%)		$3.44	$0.12	(96%)
Weighted average common shares outstanding (basic)	301.1	300.2	320.8	325.4	356.1	55.0	sh	30.7	sh	308.8	334.1	25.3	sh
Weighted average common shares outstanding and dilutive potential common shares (diluted)	302.1	320.9	321.5	326.6	382.5	80.4	sh	55.9	sh	310.3	343.6	33.3	sh
Common shares outstanding assuming conversion of outstanding convertible preferred shares to common	300.4	324.8	325.4	326.7	383.0	82.6	sh	56.3	sh	300.4	383.0	82.6	sh
Book value per common share	$41.80	$28.53	$24.15	$32.20	$37.90	(9%)		18%
Per common share impact of AOCI	$(13.83)	$(23.16)	$(23.98)	$(20.24)	$(8.40)	39%		58%
Book value per common share (excluding AOCI)	$55.63	$51.69	$48.13	$52.44	$46.30	(17%)		(12%)
Book value per diluted share					$34.64
Common shares outstanding and dilutive potential common shares					419.1

FINANCIAL RATIOS
ROE (net income last 12 months to common stockholder equity including AOCI) [4]	(8.6%)	(19.3%)	(31.9%)	(34.2%)	(17.2%)	(8.6)		17.0
ROE (core earnings last 12 months to common stockholder equity excluding AOCI) [4]	10.5%	4.7%	(6.2%)	(6.5%)	(1.0%)	(11.5)		5.5
Debt to capitalization including AOCI	30.6%	40.2%	44.0%	30.3%	25.1%	(5.5)		(5.2)
Annualized investment yield, after-tax	3.2%	2.2%	2.6%	2.9%	2.9%	(0.3)		—		3.5%	2.8%	(0.7)
Ongoing Property & Casualty GAAP combined ratio	101.7	77.6	89.9	93.7	93.0	8.7		0.7		95.1	92.2	2.9

[1]	Total revenues of The Hartford are impacted by net investment income and mark-to-market effects of equity securities, trading, supporting the international variable annuity business, which have corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses. See pages C-3 and C-4 for the impact to total revenues along with the corresponding amounts in benefits, losses and loss adjustment expenses in the three months and nine months ended September 30, 2008 and 2009.

[2]	Includes mutual fund assets (see page L-3) and third party assets managed by HIMCO (see page I-6).

[3]	See page C-8 for computation of basic and diluted earnings (losses) per common share.

[4]	See page C-11 for a computation of return-on-equity measures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT
(A reconciliation of core earnings (losses) to net income (loss) for each of the segments is set forth on the respective segment pages contained in this supplement.)

						Year over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2008	2008	2009	2009	2009	Change	Change	2008	2009	Change
LIFE
Retail Products Group
Individual Annuity	$(552)	$(198)	$(924)	$307	$313	NM	2%	$(189)	$(304)	(61%)
Other Retail	13	(2)	1	5	11	(15%)	120%	40	17	(58%)

Total Retail Products Group	(539)	(200)	(923)	312	324	NM	4%	(149)	(287)	(93%)
Individual Life	8	26	—	43	28	NM	(35%)	92	71	(23%)

Total Individual Markets Group	(531)	(174)	(923)	355	352	NM	(1%)	(57)	(216)	NM

Group Benefits	100	90	66	41	85	(15%)	107%	255	192	(25%)
Retirement Plans	(36)	(3)	(54)	6	15	NM	150%	14	(33)	NM

Total Employer Markets Group	64	87	12	47	100	56%	113%	269	159	(41%)

International Markets Group	(75)	(110)	(455)	142	81	NM	(43%)	56	(232)	NM

Institutional Solutions Group	1	(40)	(20)	(5)	(7)	NM	(40%)	50	(32)	NM

Other [1]	—	(24)	5	(46)	(27)	NM	41%	(16)	(68)	NM

Total Life core earnings (losses) [1][2][3]	(541)	(261)	(1,381)	493	499	NM	1%	302	(389)	NM

PROPERTY & CASUALTY
Ongoing Operations Underwriting Results
Personal Lines	(45)	202	75	(10)	(11)	76%	(10%)	78	54	(31%)
Small Commercial	82	167	87	74	90	10%	22%	270	251	(7%)
Middle Market	(37)	148	69	56	61	NM	9%	21	186	NM
Specialty Commercial	(44)	58	23	36	30	NM	(17%)	13	89	NM

Total Ongoing Operations underwriting results	(44)	575	254	156	170	NM	9%	382	580	52%
Net servicing income	14	10	8	7	10	(29%)	43%	21	25	19%
Net investment income	285	127	185	239	254	(11%)	6%	929	678	(27%)
Periodic net coupon settlements on credit derivatives, before-tax	2	(3)	(3)	(4)	(3)	NM	25%	5	(10)	NM
Other expenses	(58)	(39)	(50)	(48)	(47)	19%	2%	(180)	(145)	19%
Income tax expense	(39)	(236)	(97)	(87)	(106)	(172%)	(22%)	(316)	(290)	8%

Ongoing Operations core earnings	160	434	297	263	278	74%	6%	841	838	—

Other Operations core earnings (losses) [4]	(4)	18	24	(51)	(32)	NM	37%	24	(59)	NM

Total Property & Casualty core earnings	156	452	321	212	246	58%	16%	865	779	(10%)

Total Corporate core losses [1][3]	(37)	(399)	(115)	(83)	(85)	(130%)	(2%)	(101)	(283)	(180%)

CONSOLIDATED
Core earnings (losses)	(422)	(208)	(1,175)	622	660	NM	6%	1,066	107	(90%)
Add: Net realized capital losses, net of tax and DAC, excluded from core earnings (losses) [5]	(2,209)	(598)	(34)	(637)	(880)	60%	(38%)	(3,009)	(1,551)	48%

Net loss	$(2,631)	$(806)	$(1,209)	$(15)	$(220)	92%	NM	$(1,943)	$(1,444)	26%

PER SHARE DATA [6]
Diluted earnings (losses) per common share
Core earnings (losses) available to common shareholders	$(1.40)	$(0.72)	$(3.66)	$1.90	$1.56	NM	(18%)	$3.44	$0.12	(96%)
Net income (loss) available to common shareholders	$(8.74)	$(2.71)	$(3.77)	$(0.06)	$(0.79)	91%	NM	$(6.29)	$(4.52)	28%

[1]	Included in Life are the after-tax restructuring charges of $54 and $18 recorded in the three months ended June 30, 2009 and September 30, 2009, respectively. Also, included in Corporate is the after-tax restructuring charge of $4 recorded in the three months ended September 30, 2009.

[2]	Includes the after-tax charge of $152 recorded in the three months ended December 31, 2008 for the effect of the triggering of the guaranteed minimum income benefit for the 3Win product on amortization of deferred policy acquisition costs and policyholder benefits and additional 3Win related charges recorded in the three months ended March 31, 2009 of $40. See page L-26 for additional information on the 3Win Trigger.

[3]	As a result of goodwill testing performed during the three months ended December 31, 2008, the Company wrote off goodwill of $274 and $323, after-tax, in Life and Corporate, respectively. Goodwill testing during the three months ended March 31, 2009 resulted in a goodwill impairment of $32 in Corporate.

[4]	The three months ended September 30, 2008 included an environmental reserve increase of $34, after-tax. The three months ended June 30, 2009 included net asbestos reserve strengthening of $90, after-tax, partially offset by a decrease in the allowance for uncollectible reinsurance of $13, after-tax. The three months ended September 30, 2009 included an environmental reserve increase of $49, after-tax.

[5]	Includes those net realized capital losses not included in core earnings (losses). See pages C-9 and C-10 for further analysis.

[6]	See page C-8 for reconciliation of net income (loss) per common share to core earnings (losses) per common share.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF OPERATING RESULTS BY SEGMENT
(A reconciliation of core earnings (losses) to net income (loss) for each of the segments is set forth on the respective segment pages contained in this supplement.)

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2008	2008	2009	2009	2009	Change	Change	2008	2009	Change
LIFE
Retail Products Group
Individual Annuity	$169	$(198)	$65	$61	$89	(47%)	46%	$532	$215	(60%)
Other Retail	14	(2)	1	5	11	(21%)	120%	41	17	(59%)

Total Retail Products Group	183	(200)	66	66	100	(45%)	52%	573	232	(60%)
Individual Life	45	26	26	41	50	11%	22%	129	117	(9%)

Total Individual Markets Group	228	(174)	92	107	150	(34%)	40%	702	349	(50%)

Group Benefits	100	90	66	41	85	(15%)	107%	255	192	(25%)
Retirement Plans	12	(3)	—	6	8	(33%)	33%	62	14	(77%)

Total Employer Markets Group	112	87	66	47	93	(17%)	98%	317	206	(35%)

International Markets Group	50	(110)	(31)	32	58	16%	81%	181	59	(67%)

Institutional Solutions Group	1	(40)	(20)	(5)	(6)	NM	(20%)	50	(31)	NM

Other [1]	—	(24)	5	(46)	(27)	NM	41%	(16)	(68)	NM

Total Life core earnings (losses) excluding DAC-unlock [1][2][3]	391	(261)	112	135	268	(31%)	99%	1,234	515	(58%)
DAC Unlock	(932)	—	(1,493)	358	231	NM	(35%)	(932)	(904)	3%

Total Life core earnings (losses) [1][2][3]	(541)	(261)	(1,381)	493	499	NM	1%	302	(389)	NM

PROPERTY & CASUALTY
Ongoing Operations Underwriting Results Before Catastrophes and Prior Year Development:
Personal Lines	126	130	127	100	54	(57%)	(46%)	369	281	(24%)
Small Commercial	93	157	98	107	90	(3%)	(16%)	321	295	(8%)
Middle Market	12	79	27	42	15	25%	(64%)	75	84	12%
Specialty Commercial	4	11	(1)	(10)	(9)	NM	10%	27	(20)	NM

Total Ongoing Operations underwriting results before catastrophes and prior year development	235	377	251	239	150	(36%)	(37%)	792	640	(19%)
Catastrophes, excluding prior year development [4]	(356)	3	(65)	(142)	(115)	68%	19%	(577)	(322)	44%
Prior year reserve development:
Catastrophe loss and loss adjustment expenses	11	6	(5)	3	9	(18%)	NM	23	7	(70%)
Other loss and loss adjustment expenses	66	189	73	56	126	91%	125%	144	255	77%

Total Ongoing Operations underwriting results	(44)	575	254	156	170	NM	9%	382	580	52%
Net servicing income	14	10	8	7	10	(29%)	43%	21	25	19%
Net investment income	285	127	185	239	254	(11%)	6%	929	678	(27%)
Periodic net coupon settlements on credit derivatives, before-tax	2	(3)	(3)	(4)	(3)	NM	25%	5	(10)	NM
Other expenses	(58)	(39)	(50)	(48)	(47)	19%	2%	(180)	(145)	19%
Income tax expense	(39)	(236)	(97)	(87)	(106)	(172%)	(22%)	(316)	(290)	8%

Ongoing Operations core earnings	160	434	297	263	278	74%	6%	841	838	—

Other Operations core earnings (losses) [5]	(4)	18	24	(51)	(32)	NM	37%	24	(59)	NM

Total Property & Casualty core earnings	156	452	321	212	246	58%	16%	865	779	(10%)

CORPORATE
Total Corporate core losses [1][3]	(37)	(399)	(115)	(83)	(85)	(130%)	(2%)	(101)	(283)	(180%)

CONSOLIDATED
Core earnings (losses)	(422)	(208)	(1,175)	622	660	NM	6%	1,066	107	(90%)
Add: Net realized capital losses, net of tax and DAC, excluded from core earnings (losses) [6]	(2,209)	(598)	(34)	(637)	(880)	60%	(38%)	(3,009)	(1,551)	48%

Net loss	$(2,631)	$(806)	$(1,209)	$(15)	$(220)	92%	NM	$(1,943)	$(1,444)	26%

[1]	Included in Life are the after-tax restructuring charges of $54 and $18 recorded in the three months ended June 30, 2009 and September 30, 2009, respectively. Also, included in Corporate is the after-tax restructuring charge of $4 recorded in the three months ended September 30, 2009.

[2]	Includes the after-tax charge of $152 recorded in the three months ended December 31, 2008 for the effect of the triggering of the guaranteed minimum income benefit for the 3Win product on amortization of deferred policy acquisition costs and policyholder benefits and additional 3Win related charges recorded in the three months ended March 31, 2009 of $40. See page L-26 for additional information on the 3Win Trigger.

[3]	As a result of goodwill testing performed during the three months ended December 31, 2008, the Company wrote off goodwill of $274 and $323, after-tax, in Life and Corporate, respectively. Goodwill testing during the three months ended March 31, 2009 resulted in a goodwill impairment of $32 in Corporate.

[4]	The three months ended September 30, 2008 included catastrophe treaty reinstatement premium, catastrophe losses, and assessments from the Texas Windstorm Insurance Association, totaling $277, primarily related to hurricane Ike.

[5]	The three months ended September 30, 2008 included an environmental reserve increase of $34, after-tax. The three months ended June 30, 2009 included an asbestos reserve increase of $90, after-tax, partially offset by a decrease in the allowance for uncollectible reinsurance of $13, after-tax. The three months ended September 30, 2009 included an environmental reserve increase of $49, after-tax.

[6]	Includes those net realized capital losses not included in core earnings (losses). See pages C-9 and C-10 for further analysis.

C-2a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING STATEMENTS OF OPERATIONS
THREE MONTHS ENDED SEPTEMBER 30, 2008 AND 2009

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2008	2009	Change	2008	2009	Change	2008	2009	Change	2008	2009	Change
Earned premiums	$1,335	$1,068	(20%)	$2,568	$2,431	(5%)	$—	$—	—	$3,903	$3,499	(10%)
Fee income	1,329	1,136	(15%)	—	—	—	4	4	—	1,333	1,140	(14%)
Net investment income:
Securities available-for-sale and other	759	748	(1%)	335	294	(12%)	9	7	(22%)	1,103	1,049	(5%)
Equity securities, trading [1]	(3,415)	638	NM	—	—	—	—	—	—	(3,415)	638	NM

Total net investment income	(2,656)	1,386	NM	335	294	(12%)	9	7	(22%)	(2,312)	1,687	NM
Realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(1,760)	(633)	64%	(1,312)	(127)	90%	(5)	—	100%	(3,077)	(760)	75%
OTTI losses recognized in other comprehensive income	—	180	NM	—	44	NM	—	—	—	—	224	NM

Net OTTI losses recognized in earnings	(1,760)	(453)	74%	(1,312)	(83)	94%	(5)	—	100%	(3,077)	(536)	83%
Net realized capital losses, excluding OTTI losses recognized in earnings	(252)	(673)	(167%)	(116)	(7)	94%	(4)	(3)	25%	(372)	(683)	(84%)

Total net realized capital losses	(2,012)	(1,126)	44%	(1,428)	(90)	94%	(9)	(3)	67%	(3,449)	(1,219)	65%
Other revenues	—	—	—	132	123	(7%)	—	—	—	132	123	(7%)

Total revenues	(2,004)	2,464	NM	1,607	2,758	72%	4	8	100%	(393)	5,230	NM

Benefits, losses and loss adjustment expenses	2,045	1,421	(31%)	1,949	1,649	(15%)	—	—	—	3,994	3,070	(23%)
Benefits, losses and loss adjustment expenses — returns credited on International variable annuities [1]	(3,415)	638	NM	—	—	—	—	—	—	(3,415)	638	NM
Amortization of deferred policy acquisition costs and present value of future profits	1,404	172	(88%)	523	515	(2%)	—	—	—	1,927	687	(64%)
Insurance operating costs and expenses	828	760	(8%)	201	185	(8%)	—	—	—	1,029	945	(8%)
Interest expense	—	—	—	—	—	—	84	118	40%	84	118	40%
Other expenses [2]	10	47	NM	175	159	(9%)	(14)	23	NM	171	229	34%

Total benefits and expenses	872	3,038	NM	2,848	2,508	(12%)	70	141	101%	3,790	5,687	50%

Income (loss) before income taxes	(2,876)	(574)	80%	(1,241)	250	NM	(66)	(133)	(102%)	(4,183)	(457)	89%

Income tax expense (benefit)	(1,061)	(251)	76%	(467)	60	NM	(24)	(46)	(92%)	(1,552)	(237)	85%

Net income (loss)	(1,815)	(323)	82%	(774)	190	NM	(42)	(87)	(107%)	(2,631)	(220)	92%

Less: Net realized capital losses, net of tax and DAC, excluded from core earnings (losses)	(1,274)	(822)	35%	(930)	(56)	94%	(5)	(2)	60%	(2,209)	(880)	60%

Core earnings (losses)	$(541)	$499	NM	$156	$246	58%	$(37)	$(85)	(130%)	$(422)	$660	NM

[1]	Includes investment income and mark-to-market effects of equity securities, trading, supporting the International variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses.

[2]	The three months ended September 30, 2008 included $(1), $10, and $(9) in Life, Property & Casualty and Corporate, respectively, of interest charged by Corporate on the amount of capital held by the Life and Property & Casualty operations in excess of the amount needed to support the capital requirements of the Life and Property & Casualty operations.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING STATEMENTS OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2009

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2008	2009	Change	2008	2009	Change	2008	2009	Change	2008	2009	Change
Earned premiums	$3,869	$3,500	(10%)	$7,768	$7,420	(4%)	$—	$—	—	$11,637	$10,920	(6%)
Fee income	4,042	3,359	(17%)	—	—	—	14	10	(29%)	4,056	3,369	(17%)
Net investment income (loss):
Securities available-for-sale and other	2,407	2,176	(10%)	1,091	799	(27%)	28	15	(46%)	3,526	2,990	(15%)
Equity securities, trading [1]	(5,840)	2,437	NM	—	—	—	—	—	—	(5,840)	2,437	NM

Total net investment income (loss)	(3,433)	4,613	NM	1,091	799	(27%)	28	15	(46%)	(2,314)	5,427	NM
Realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(2,115)	(1,267)	40%	(1,425)	(276)	81%	(5)	(3)	40%	(3,545)	(1,546)	56%
OTTI losses recognized in other comprehensive income	—	363	NM	—	109	NM	—	—	—	—	472	NM

Net OTTI losses recognized in earnings	(2,115)	(904)	57%	(1,425)	(167)	88%	(5)	(3)	40%	(3,545)	(1,074)	70%
Net realized capital gains (losses), excluding OTTI losses recognized in earnings	(1,345)	(186)	86%	(206)	(324)	(57%)	(6)	(232)	NM	(1,557)	(742)	52%

Total net realized capital gains (losses)	(3,460)	(1,090)	68%	(1,631)	(491)	70%	(11)	(235)	NM	(5,102)	(1,816)	64%
Other revenues	—	—	—	377	361	(4%)	—	—	—	377	361	(4%)

Total revenues	1,018	10,382	NM	7,605	8,089	6%	31	(210)	NM	8,654	18,261	111%

Benefits, losses and loss adjustment expenses	5,523	5,834	6%	5,414	4,965	(8%)	—	—	—	10,937	10,799	(1%)
Benefits, losses and loss adjustment expenses — returns credited on International variable annuities [1]	(5,840)	2,437	NM	—	—	—	—	—	—	(5,840)	2,437	NM
Amortization of deferred policy acquisition costs and present value of future profits	1,634	2,064	26%	1,567	1,556	(1%)	—	—	—	3,201	3,620	13%
Insurance operating costs and expenses	2,483	2,266	(9%)	543	536	(1%)	—	—	—	3,026	2,802	(7%)
Interest expense	2	—	(100%)	—	—	—	226	357	58%	228	357	57%
Goodwill impairment	—	—	—	—	—	—	—	32	NM	—	32	NM
Other expenses [2]	33	137	NM	537	481	(10%)	(28)	52	NM	542	670	24%

Total benefits and expenses	3,835	12,738	NM	8,061	7,538	(6%)	198	441	123%	12,094	20,717	71%

Income (loss) before income taxes	(2,817)	(2,356)	16%	(456)	551	NM	(167)	(651)	NM	(3,440)	(2,456)	29%

Income tax expense (benefit)	(1,181)	(951)	19%	(257)	76	NM	(59)	(137)	(132%)	(1,497)	(1,012)	32%

Net income (loss)	(1,636)	(1,405)	14%	(199)	475	NM	(108)	(514)	NM	(1,943)	(1,444)	26%

Less: Net realized capital losses, net of tax and DAC, excluded from core earnings (losses)	(1,938)	(1,016)	48%	(1,064)	(304)	71%	(7)	(231)	NM	(3,009)	(1,551)	48%

Core earnings (losses)	$302	$(389)	NM	$865	$779	(10%)	$(101)	$(283)	(180%)	$1,066	$107	(90%)

[1]	Includes investment income and mark-to-market effects of equity securities, trading, supporting the International variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses.

[2]	The nine months ended September 30, 2008 included $12, $31, and $(43) in Life, Property & Casualty and Corporate, respectively, of interest charged by Corporate on the amount of capital held by the Life and Property & Casualty operations in excess of the amount needed to support the capital requirements of the Life and Property & Casualty operations.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS
AS OF DECEMBER 31, 2008 AND SEPTEMBER 30, 2009

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	Dec. 31,	Sept. 30,		Dec. 31,	Sept. 30,		Dec. 31,	Sept. 30,		Dec. 31,	Sept. 30,
	2008	2009	Change	2008	2009	Change	2008	2009	Change	2008	2009	Change
Investments
Fixed maturities, available-for-sale, at fair value	$45,182	$45,927	2%	$19,775	$22,577	14%	$155	$137	(12%)	$65,112	$68,641	5%
Equity securities, trading, at fair value	30,820	33,463	9%	—	—	—	—	—	—	30,820	33,463	9%
Equity securities, available-for-sale, at fair value	711	690	(3%)	674	620	(8%)	73	87	19%	1,458	1,397	(4%)
Mortgage loans	5,684	5,365	(6%)	785	690	(12%)	—	273	NM	6,469	6,328	(2%)
Policy loans, at outstanding balance	2,208	2,209	—	—	—	—	—	—	—	2,208	2,209	—
Limited partnerships and other alternative investments	1,129	860	(24%)	1,166	952	(18%)	—	—	—	2,295	1,812	(21%)
Other investments	1,473	1,513	3%	207	113	(45%)	43	53	23%	1,723	1,679	(3%)
Short-term investments	6,937	7,478	8%	1,597	1,902	19%	1,488	4,530	NM	10,022	13,910	39%

Total investments	94,144	97,505	4%	24,204	26,854	11%	1,759	5,080	189%	120,107	129,439	8%
Cash	1,648	2,134	29%	162	279	72%	1	4	NM	1,811	2,417	33%
Premiums receivable and agents’ balances	407	365	(10%)	3,197	3,117	(3%)	—	—	—	3,604	3,482	(3%)
Reinsurance recoverables	2,918	2,355	(19%)	3,439	3,249	(6%)	—	—	—	6,357	5,604	(12%)
Deferred policy acquisition costs and present value of future profits	11,988	9,785	(18%)	1,260	1,255	—	—	—	—	13,248	11,040	(17%)
Deferred income taxes	2,183	1,637	(25%)	2,435	1,517	(38%)	621	666	7%	5,239	3,820	(27%)
Goodwill	462	470	2%	149	149	—	449	585	30%	1,060	1,204	14%
Property and equipment, net	400	343	(14%)	675	670	(1%)	—	19	NM	1,075	1,032	(4%)
Other assets	3,557	1,364	(62%)	1,159	1,228	6%	182	132	(27%)	4,898	2,724	(44%)
Separate account assets	130,184	155,958	20%	—	—	—	—	—	—	130,184	155,958	20%

Total assets	$247,891	$271,916	10%	$36,680	$38,318	4%	$3,012	$6,486	115%	$287,583	$316,720	10%

Future policy benefits, unpaid losses and loss adjustment expenses	$16,747	$17,950	7%	$21,933	$21,901	—	$—	$—	—	$38,680	$39,851	3%
Other policyholder funds and benefits payable	53,753	47,996	(11%)	—	—	—	—	—	—	53,753	47,996	(11%)
Other policyholder funds and benefits payable - International variable annuities	30,799	33,439	9%	—	—	—	—	—	—	30,799	33,439	9%
Unearned premiums	138	168	22%	5,244	5,159	(2%)	(3)	(3)	—	5,379	5,324	(1%)
Debt	92	67	(27%)	—	—	—	6,129	5,768	(6%)	6,221	5,835	(6%)
Consumer notes	1,210	1,193	(1%)	—	—	—	—	—	—	1,210	1,193	(1%)
Other liabilities	7,297	5,224	(28%)	2,914	2,134	(27%)	1,786	2,285	28%	11,997	9,643	(20%)
Separate account liabilities	130,184	155,958	20%	—	—	—	—	—	—	130,184	155,958	20%

Total liabilities	240,220	261,995	9%	30,091	29,194	(3%)	7,912	8,050	2%	278,223	299,239	8%

Common equity excluding AOCI	12,095	11,809	(2%)	8,675	9,553	10%	(3,982)	(3,629)	9%	16,788	17,733	6%
Preferred stock	—	—	—	—	—	—	—	2,940	NM	—	2,940	NM
AOCI, net of tax	(4,516)	(1,913)	58%	(2,086)	(429)	79%	(918)	(875)	5%	(7,520)	(3,217)	57%

Total stockholders’ equity	7,579	9,896	31%	6,589	9,124	38%	(4,900)	(1,564)	68%	9,268	17,456	88%
Noncontrolling Interest	92	25	(73%)	—	—	—	—	—	—	92	25	(73%)

Total equity	7,671	9,921	29%	6,589	9,124	38%	(4,900)	(1,564)	68%	9,360	17,481	87%

Total liabilities and equity	$247,891	$271,916	10%	$36,680	$38,318	4%	$3,012	$6,486	115%	$287,583	$316,720	10%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

						Year Over
						Year	Sequential
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month
	2008	2008	2009	2009	2009	Change	Change
DEBT
Short-term debt (includes current maturities of long-term debt and capital lease obligations)	$927	$398	$419	$342	$342	(63%)	—
Capital lease obligations	68	68	—	—	—	(100%)	—
Senior notes	4,052	4,052	4,052	3,778	3,778	(7%)	—
Junior subordinated debentures	500	1,703	1,705	1,712	1,715	NM	—

Total debt [1]	$5,547	$6,221	$6,176	$5,832	$5,835	5%	—

STOCKHOLDERS’ EQUITY
Common stockholders’ equity excluding AOCI, net of tax	$16,712	$16,788	$15,661	$17,131	$17,733	6%	4%
Preferred stock	—	—	—	2,921	2,940	NM	1%
AOCI, net of tax	(4,155)	(7,520)	(7,801)	(6,610)	(3,217)	23%	51%

Total stockholders’ equity	$12,557	$9,268	$7,860	$13,442	$17,456	39%	30%

CAPITALIZATION
Total capitalization including AOCI, net of tax	$18,104	$15,489	$14,036	$19,274	$23,291	29%	21%

Total capitalization excluding AOCI, net of tax	$22,259	$23,009	$21,837	$25,884	$26,508	19%	2%

DEBT TO CAPITALIZATION RATIOS [1]
Ratio Including AOCI
Total debt to capitalization	30.6%	40.2%	44.0%	30.3%	25.1%	(5.5)	(5.2)

Ratios Excluding AOCI
Total debt to capitalization	24.9%	27.0%	28.3%	22.5%	22.0%	(2.9)	(0.5)

Total adjusted debt to capitalization [2] [3] [4] [5] [6]	27.0%	27.7%	28.8%	32.7%	31.9%	4.9	(0.8)

[1]	The Hartford excludes consumer notes from total debt for capital structure analysis. Consumer notes were $1,225, $1,210, $1,202, $1,199, and $1,193 as of September 30, 2008, December 31, 2008, March 31, 2009, June 30, 2009, and September 30, 2009, respectively.

[2]	Reflects a rating agency assignment in the leverage calculation of an estimate of the adjusted unfunded pension liability of the Company’s defined benefit plans and six times the Company’s rental expense on operating leases for total adjustments of $1.0 billion, $1.5 billion, $1.4 billion, $1.4 billion, and $1.4 billion for the three months ended September 30, 2008, December 31, 2008, March 31, 2009, June 30, 2009, and September 30, 2009, respectively.

[3]	Reflects the assignment by certain rating agencies in the leverage calculation of 75% equity credit for the junior subordinated debentures.

[4]	Reflects the assignment by certain rating agencies in the leverage calculation of 75% equity credit for the discount value of the Allianz transaction.

[5]	Reflects the assignment by certain rating agencies in the leverage calculation of 25% equity credit related to the preferred stock of the CPP transaction.

[6]	Reflects a rating agency assignment to adjust equity for pension related amounts that are included in AOCI.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE LOSS

		PROPERTY &
	LIFE	CASUALTY	CORPORATE	CONSOLIDATED

As of September 30, 2009

Fixed maturities net unrealized loss [1]	$(2,354)	$(469)	$—	$(2,823)
Equities net unrealized gain (loss)	(66)	57	6	(3)
Other-than-temporary impairment losses recognized in AOCI	(124)	(52)	—	(176)
Net deferred gain on cash-flow hedging instruments	352	22	1	375

Total net unrealized gain (loss) [1]	(2,192)	(442)	7	(2,627)
Foreign currency translation adjustments	279	—	—	279
Pension and other postretirement adjustment	—	13	(882)	(869)

Total accumulated other comprehensive loss	$(1,913)	$(429)	$(875)	$(3,217)

As of December 31, 2008
Fixed maturities net unrealized loss	$(5,196)	$(2,221)	$(2)	$(7,419)
Equities net unrealized gain (loss)	(148)	85	(4)	(67)
Net deferred gain on cash-flow hedging instruments	611	31	2	644

Total net unrealized loss	(4,733)	(2,105)	(4)	(6,842)
Foreign currency translation adjustments	217	5	—	222
Pension and other postretirement adjustment	—	14	(914)	(900)

Total accumulated other comprehensive loss	$(4,516)	$(2,086)	$(918)	$(7,520)

[1]	Includes FSP FAS 115-2 impact of $(579), $(333), and $(912) in Life, P&C, and Consolidated, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF BASIC AND DILUTED EARNINGS (LOSSES) PER COMMON SHARE

	THREE MONTHS ENDED					NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	SEPTEMBER 30,
	2008	2008	2009	2009	2009	2008	2009
Numerator:
Net loss	$(2,631)	$(806)	$(1,209)	$(15)	$(220)	$(1,943)	$(1,444)
Less: preferred dividends and accretion of discount	—	8	—	3	62	—	65

Net loss available to common shareholders	(2,631)	(814)	(1,209)	(18)	(282)	(1,943)	(1,509)
Less: Net realized capital losses, net of tax and DAC, excluded from core earnings (losses)	(2,209)	(598)	(34)	(637)	(880)	(3,009)	(1,551)
Core earnings (losses) available to common shareholders	(422)	(216)	(1,175)	619	598	1,066	42

Denominator:
Weighted average common shares outstanding (basic)	301.1	300.2	320.8	325.4	356.1	308.8	334.1
Add: Weighted average common shares assuming conversion of outstanding preferred shares to common	—	20.1	—	—	—	—	—

Weighted average common assuming conversion of outstanding preferred shares to common (Core basic)	301.1	320.3	320.8	325.4	356.1	308.8	334.1
Dilutive effect of stock compensation	1.0	0.6	0.7	0.7	1.1	1.5	0.8
Dilutive effect of CPP Warrants [1]	—	—	—	0.5	25.3	—	8.7
Dilutive effect of Allianz warrants [2]	—	—	—	—	—	—	—

Weighted average common shares outstanding and dilutive potential common shares (diluted)	302.1	320.9	321.5	326.6	382.5	310.3	343.6

Basic earnings (losses) per common share
Net loss available to common shareholders	$(8.74)	$(2.71)	$(3.77)	$(0.06)	$(0.79)	$(6.29)	$(4.52)
Less: Net realized capital losses, net of tax and DAC, excluded from core earnings (losses)	(7.34)	(1.99)	(0.11)	(1.96)	(2.47)	(9.74)	(4.65)

Core earnings (losses) available to common shareholders [3]	(1.40)	(0.72)	(3.66)	1.90	1.68	3.45	0.13

Diluted earnings (losses) per common share [4]
Net loss available to common shareholders	$(8.74)	$(2.71)	$(3.77)	$(0.06)	$(0.79)	$(6.29)	$(4.52)
Less: Net realized capital losses, net of tax and DAC, excluded from core earnings (losses)	(7.34)	(1.99)	(0.11)	(1.96)	(2.35)	(9.73)	(4.64)

Core earnings (losses) available to common shareholders	(1.40)	(0.72)	(3.66)	1.90	1.56	3.44	0.12

[1]	The Hartford issued 52.1 million warrants to purchase The Hartford Common Stock to the U.S. Department of the Treasury on June 26, 2009 at a strike price of $9.79.

[2]	The Hartford issued 69.3 million warrants to purchase The Hartford Common Stock to Allianz on October 17, 2008 at a strike price of $25.25. There is no dilutive effect as the warrants were not in-the-money for the periods presented.

[3]	Due to the core loss for the quarter ended December 31, 2008, weighted average common shares outstanding of 300.2 are used in the calculation of Core-Basic loss per share, since the preferred shareholders do not have a contractual obligation to fund the net losses of the Company.

[4]	As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding are used in the calculation of diluted earnings per share.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF NET REALIZED CAPITAL GAINS (LOSSES) AFTER-TAX AND DAC
THREE MONTHS ENDED SEPTEMBER 30, 2008 AND 2009

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2008	2009	Change	2008	2009	Change	2008	2009	Change	2008	2009	Change
Net Realized Capital Gains (Losses), After-Tax and DAC
Gains/losses on sales, net	$(33)	$35	NM	$(46)	$25	NM	$(1)	$(1)	—	$(80)	$59	NM
Net impairment losses	(1,135)	(282)	75%	(853)	(54)	94%	(3)	—	100%	(1,991)	(336)	83%
Japanese fixed annuity contract hedges, net [1]	23	(5)	NM	—	—	—	—	—	—	23	(5)	NM
Results of variable annuity hedge program
GMWB derivatives, net [2]	(57)	(132)	(132%)	—	—	—	—	—	—	(57)	(132)	(132%)
Macro hedge program	19	(303)	NM	—	—	—	—	—	—	19	(303)	NM

Total results of variable annuity hedge program	(38)	(435)	NM	—	—	—	—	—	—	(38)	(435)	NM
Other net gain (loss) [3]	(94)	(138)	(47%)	(30)	(29)	3%	(1)	(1)	—	(125)	(168)	(34%)

Total net realized capital gains (losses), after-tax and DAC	$(1,277)	$(825)	35%	$(929)	$(58)	94%	$(5)	$(2)	60%	$(2,211)	$(885)	60%

Reconciliation of Net Realized Capital Gains (Losses), net of tax and DAC, excluded from Core Earnings (Losses) to Total Net Realized Capital Gains (Losses) — After-Tax and DAC
Total net realized capital losses	$(1,277)	$(825)	35%	$(929)	$(58)	94%	$(5)	$(2)	60%	$(2,211)	$(885)	60%
Less: total net realized capital gains (losses) included in core earnings (losses)	(3)	(3)	—	1	(2)	NM	—	—	—	(2)	(5)	(150%)

Total net realized capital losses, after tax and DAC, excluded from core earnings (losses)	$(1,274)	$(822)	35%	$(930)	$(56)	94%	$(5)	$(2)	60%	$(2,209)	$(880)	60%

[1]	Represents realized gains and losses related to currency remeasurement on yen denominated fixed annuity liabilities and changes in fair value of the associated foreign currency swaps. While economically hedged, volatility exists due to a difference in the basis of accounting between the yen liabilities (historical cost) and the currency swaps (fair value). The primary difference relates to changes in Japan interest rates which are included in the fair value of the currency swaps but not the yen liabilities. If the economic impact of the change in Japan interest rates was permitted to be reflected in the value of the yen denominated fixed annuity liabilities, an estimated realized loss of $16 and $2 would have been recognized as an adjustment to this amount in the three months ended September 30, 2008 and 2009, respectively.

[2]	Represents the net activity associated with the guaranteed minimum withdrawal benefit (“GMWB”) feature in certain of the Company’s life products. The net activity includes the fair value of the embedded derivatives associated with these products, related reinsurance and the fair value of the derivatives used to hedge this exposure.

[3]	Other net gain (loss) also includes changes in fair value on non-qualifying derivatives, hedge ineffectiveness on qualifying derivatives, foreign currency gains and losses related to the internal reinsurance of the Japan variable annuity business, which is offset in AOCI, valuation allowances and other investment gains and losses recorded in Life, P&C, and Corporate for the three months ended September 30, 2009.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF NET REALIZED CAPITAL GAINS (LOSSES) AFTER-TAX AND DAC
NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2009

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2008	2009	Change	2008	2009	Change	2008	2009	Change	2008	2009	Change
Net Realized Capital Gains (Losses), After-Tax and DAC
Gains/losses on sales, net	$(73)	$(172)	(136%)	$(66)	$(122)	(85%)	$(2)	$(1)	50%	$(141)	$(295)	(109%)
Net impairment losses	(1,341)	(573)	57%	(926)	(109)	88%	(3)	(2)	33%	(2,270)	(684)	70%
Japanese fixed annuity contract hedges, net [1]	8	18	125%	—	—	—	—	—	—	8	18	125%
SFAS 157 transition impact [2]	(220)	—	100%	—	—	—	—	—	—	(220)	—	100%
Results of variable annuity hedge programs
GMWB derivatives, net [3]	(104)	425	NM	—	—	—	—	—	—	(104)	425	NM
Macro hedge program	19	(531)	NM	—	—	—	—	—	—	19	(531)	NM

Total results of variable annuity hedge programs	(85)	(106)	(25%)	—	—	—	—	—	—	(85)	(106)	(25%)
Other net gain (loss) [4]	(236)	(206)	13%	(69)	(79)	(14%)	(2)	(228)	NM	(307)	(513)	(67%)

Total net realized capital losses, after-tax and DAC	$(1,947)	$(1,039)	47%	$(1,061)	$(310)	71%	$(7)	$(231)	NM	$(3,015)	$(1,580)	48%

Reconciliation of Net Realized Capital Gains (Losses), net of tax and DAC, excluded from Core Earnings (Losses) to Total Net Realized Capital Gains (Losses) — After-Tax and DAC
Total net realized capital gains (losses)	$(1,947)	$(1,039)	47%	$(1,061)	$(310)	71%	$(7)	$(231)	NM	$(3,015)	$(1,580)	48%
Less: total net realized capital losses included in core earnings (losses)	(9)	(23)	(156%)	3	(6)	NM	—	—	—	(6)	(29)	NM

Total net realized capital gains (losses), after-tax and DAC, excluded from core earnings (losses)	$(1,938)	$(1,016)	48%	$(1,064)	$(304)	71%	$(7)	$(231)	NM	$(3,009)	$(1,551)	48%

[1]	Represents realized gains and losses related to currency remeasurement on yen denominated fixed annuity liabilities and changes in fair value of the associated foreign currency swaps. While economically hedged, volatility exists due to a difference in the basis of accounting between the yen liabilities (historical cost) and the currency swaps (fair value). The primary difference relates to changes in Japan interest rates which are included in the fair value of the currency swaps but not the yen liabilities. If the economic impact of the change in Japan interest rates was permitted to be reflected in the value of the yen denominated fixed annuity liabilities, an estimated realized gain of $9 and loss of $1 would have been recognized as an adjustment to this amount in the nine months ended September 30, 2008 and 2009, respectively.

[2]	Includes SFAS 157 implementation losses related to the embedded derivatives within GMWB-US, GMWB-UK and GMAB liabilities, respectively.

[3]	Represents the net activity associated with the guaranteed minimum withdrawal benefit (“GMWB”) feature in certain of the Company’s life products. The net activity includes the fair value of the embedded derivatives associated with these products, related reinsurance and the fair value of the derivatives used to hedge this exposure.

[4]	Other net gain (loss) includes approximately $300 in losses related to a contingent obligation associated with the Allianz transaction, recorded in Corporate for the three months ended June 30, 2009. Other net gain (loss) also includes changes in fair value on non-qualifying derivatives, hedge ineffectiveness on qualifying derivatives, foreign currency gains and losses related to the internal reinsurance of the Japan variable annuity business, which is offset in AOCI, changes in fair value on warrants associated with the Allianz transaction, valuation allowances loans and other investment gains and losses recorded in Life, P&C, and Corporate for the nine months ended September 30, 2009.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF RETURN-ON-EQUITY MEASURES

	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,
	2008	2008	2009	2009	2009

Numerator [1]:
Net loss available to common shareholders — last 12 months	$(1,348)	$(2,749)	$(4,103)	$(4,672)	$(2,323)
Core earnings (losses) available to common shareholders — last 12 months	$1,906	$858	$(1,109)	$(1,194)	$(174)

Denominator [2]:
Average common stockholders’ equity, including AOCI	15,753.5	14,236.0	12,848.0	13,672.5	13,536.5
Less: Average AOCI	(2,410.5)	(4,189.0)	(5,013.0)	(4,695.0)	(3,686.0)

Average common stockholders’ equity, excluding AOCI	18,164.0	18,425.0	17,861.0	18,367.5	17,222.5

ROE (net loss last 12 months to common stockholders’ equity including AOCI)	(8.6%)	(19.3%)	(31.9%)	(34.2%)	(17.2%)
ROE (core earnings (losses) last 12 months to common stockholders’ equity excluding AOCI)	10.5%	4.7%	(6.2%)	(6.5%)	(1.0%)

[1]	For a reconciliation of net income to core earnings, see page C-8.

[2]	Average equity is calculated by taking the sum of common stockholders’ equity at the beginning of the twelve month period and common stockholders’ equity at the end of the twelve month period and dividing by 2.

LIFE

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
FINANCIAL HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2008	2008	2009	2009	2009	Change	Change	2008	2009	Change
REVENUES
Retail Products Group
Individual Annuity [1]	$714	$548	$581	$496	$561	(21%)	13%	$2,157	$1,638	(24%)
Other Retail	205	154	138	156	170	(17%)	9%	640	464	(28%)

Total Retail Products Group	919	702	719	652	731	(20%)	12%	2,797	2,102	(25%)
Individual Life [1]	288	275	352	303	309	7%	2%	889	964	8%

Total Individual Markets Group	1,207	977	1,071	955	1,040	(14%)	9%	3,686	3,066	(17%)
Group Benefits	1,219	1,197	1,228	1,176	1,173	(4%)	—	3,612	3,577	(1%)
Retirement Plans	182	149	148	158	163	(10%)	3%	527	469	(11%)

Total Employer Markets Group	1,401	1,346	1,376	1,334	1,336	(5%)	—	4,139	4,046	(2%)
International Markets Group [1]	249	267	219	249	269	8%	8%	771	737	(4%)
Institutional Solutions Group	522	441	440	330	274	(48%)	(17%)	1,604	1,044	(35%)
Other	39	(24)	37	35	32	(18%)	(9%)	117	104	(11%)

Core revenues before net investment income (loss) on equity securities held for trading	3,418	3,007	3,143	2,903	2,951	(14%)	2%	10,317	8,997	(13%)

Net investment income (loss) on equity securities held for trading [2]	(3,415)	(4,500)	(724)	2,523	638	NM	(75%)	(5,840)	2,437	NM

Total core revenues	$3	$(1,493)	$2,419	$5,426	$3,589	NM	(34%)	$4,477	$11,434	155%
Net realized gains (losses), before tax and DAC, excluded from core revenues[1]	(2,007)	(675)	393	(320)	(1,125)	44%	NM	(3,459)	(1,052)	70%

Total revenues	$(2,004)	$(2,168)	$2,812	$5,106	$2,464	NM	(52%)	$1,018	$10,382	NM

CORE EARNINGS BY SEGMENT
Retail Products Group
Individual Annuity [3] [4]	$(552)	$(198)	$(924)	$307	$313	NM	2%	$(189)	$(304)	(61%)
Other Retail [3]	13	(2)	1	5	11	(15%)	120%	40	17	(58%)

Total Retail Products Group	(539)	(200)	(923)	312	324	NM	4%	(149)	(287)	(93%)
Individual Life [3]	8	26	—	43	28	NM	(35%)	92	71	(23%)

Total Individual Markets Group	(531)	(174)	(923)	355	352	NM	(1%)	(57)	(216)	NM
Group Benefits	100	90	66	41	85	(15%)	107%	255	192	(25%)
Retirement Plans [3]	(36)	(3)	(54)	6	15	NM	150%	14	(33)	NM

Total Employer Markets Group	64	87	12	47	100	56%	113%	269	159	(41%)

International Markets Group [3] [5] [6]	(75)	(110)	(455)	142	81	NM	(43%)	56	(232)	NM

Institutional Solutions Group [3]	1	(40)	(20)	(5)	(7)	NM	(40%)	50	(32)	NM

Other [7]	—	(24)	5	(46)	(27)	—	41%	(16)	(68)	NM

Core earnings	(541)	(261)	(1,381)	493	499	NM	1%	302	(389)	NM

Net realized gains (losses), net of tax and DAC, excluded from core earnings [3]	(1,274)	(546)	123	(317)	(822)	35%	(159%)	(1,938)	(1,016)	48%

Net income (loss)	$(1,815)	$(807)	$(1,258)	$176	$(323)	82%	NM	$(1,636)	$(1,405)	14%

Stockholders’ ROE (core earnings last 12 months to equity excluding AOCI) [8]	7.5%	(0.6%)	(21.2%)	(19.0%)	(8.6%)	(16.1)	10.4
Assets under management	$333,305	$298,017	$283,442	$301,672	$334,267	—	11%
DAC capitalization	$397	$310	$222	$196	$186		(5%)
DAC amortization	$1,404	$542	$1,736	$156	$172		10%
DAC and PVFP assets	$11,012	$11,988	$10,828	$10,529	$9,785		(7%)
United States Statutory surplus ($ in billions) [9]	$4.7	$6.0	$5.6	$6.1	$6.0

[1]	See table on page L-5 that summarizes the DAC unlock impacts on core revenues and total revenues for the three months ended September 30, 2008, March 31, 2009, June 30, 2009, and September 30, 2009.

[2]	These revenues will fluctuate principally due to the investment income and the mark-to-market adjustment of the trading investment portfolio supporting the variable annuity business in International, principally in Japan. An equal and offsetting amount is recorded in benefits, losses and loss adjustment expenses, and as such has no impact on core earnings or net income.

[3]	See table on page L-5 that summarizes the DAC unlock impacts on core earnings and net income for the three months ended September 30, 2008, March 31, 2009, June 30, 2009, and September 30, 2009.

[4]	As a result of the goodwill testing performed during the three months ended, December 31, 2008, Individual Annuity wrote-off goodwill of $274, after-tax.

[5]	Includes the after-tax charge of $152 recorded in the three months ended December 31, 2008 for the effect of the triggering of the guaranteed minimum income benefit for the 3 Win product on amortization of deferred policy acquisition costs and policyholder benefits.

[6]	Included an additional 3 Win related charges recorded in the three months ended March 31, 2009 of $40. See Note 2 on page L-26 for additional information on the 3 Win Trigger.

[7]	Includes the after-tax charge of $54 and $18 recorded in the three months ended June 30, 2009 and September 30, 2009, respectively, for restructuring.

[8]	Core earnings return on equity is calculated using equity attributed to Life using the Company’s capital attribution methodology.

[9]	Estimated United States statutory surplus at September 30, 2009.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
FINANCIAL HIGHLIGHTS EXCLUDING IMPACTS OF DAC UNLOCKS [1]

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2008	2008	2009	2009	2009	Change	Change	2008	2009	Change
REVENUES
Retail Products Group
Individual Annuity	$685	$548	$509	$532	$576	(16%)	8%	$2,128	$1,617	(24%)
Other Retail	205	154	138	156	170	(17%)	9%	640	464	(28%)

Total Retail Products Group	890	702	647	688	746	(16%)	8%	2,768	2,081	(25%)
Individual Life	314	275	289	305	301	(4%)	(1%)	915	895	(2%)

Total Individual Markets Group	1,204	977	936	993	1,047	(13%)	5%	3,683	2,976	(19%)

Group Benefits	1,219	1,197	1,228	1,176	1,173	(4%)	—	3,612	3,577	(1%)
Retirement Plans	182	149	148	158	163	(10%)	3%	527	469	(11%)

Total Employer Markets Group	1,401	1,346	1,376	1,334	1,336	(5%)	—	4,139	4,046	(2%)

International Markets Group	256	267	220	243	270	5%	11%	778	733	(6%)

Institutional Solutions Group	522	441	440	330	274	(48%)	(17%)	1,604	1,044	(35%)

Other	39	(24)	37	35	32	(18%)	(9%)	117	104	(11%)

Core revenues before net investment income (loss) on equity securities held for trading	3,422	3,007	3,009	2,935	2,959	(14%)	1%	10,321	8,903	(14%)

Net investment income (loss) and other on equity securities held for trading	(3,415)	(4,500)	(724)	2,523	638	NM	(75%)	(5,840)	2,437	NM

Total core revenues, excluding impacts of DAC unlock	$7	$(1,493)	$2,285	$5,458	3,597	NM	(34%)	$4,481	11,340	153%
DAC unlock impacts on total revenues	8	—	150	(36)	(10)	NM	72%	8	104	NM

Net realized gains (losses) and other, before tax and DAC, excluded from core revenues	(2,019)	(675)	377	(316)	(1,123)	44%	NM	(3,471)	(1,062)	69%

Total revenues	$(2,004)	$(2,168)	$2,812	$5,106	$2,464	NM	(52%)	$1,018	$10,382	NM

CORE EARNINGS BY SEGMENT
Retail Products Group
Individual Annuity	$169	$(198)	$65	$61	$89	(47%)	46%	$532	$215	(60%)
Other Retail	14	(2)	1	5	11	(21%)	120%	41	17	(59%)

Total Retail Products Group	183	(200)	66	66	100	(45%)	52%	573	232	(60%)
Individual Life	45	26	26	41	50	11%	22%	129	117	(9%)

Total Individual Markets Group	228	(174)	92	107	150	(34%)	40%	702	349	(50%)

Group Benefits	100	90	66	41	85	(15%)	107%	255	192	(25%)
Retirement Plans	12	(3)	—	6	8	(33%)	33%	62	14	(77%)

Total Employer Markets Group	112	87	66	47	93	(17%)	98%	317	206	(35%)

International Markets Group	50	(110)	(31)	32	58	16%	81%	181	59	(67%)
Institutional Solutions Group	1	(40)	(20)	(5)	(6)	NM	(20%)	50	(31)	NM

Other	—	(24)	5	(46)	(27)	—	41%	(16)	(68)	NM

Core earnings, excluding impacts of DAC unlock	391	(261)	112	135	268	(31%)	99%	1,234	515	(58%)

DAC unlock impacts on net income	(941)	—	(1,490)	360	62	NM	(83%)	(941)	(1,068)	(13%)

Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	(1,265)	(546)	120	(319)	(653)	48%	(105%)	(1,929)	(852)	56%
Net income (loss)	$(1,815)	$(807)	$(1,258)	$176	$(323)	82%	NM	$(1,636)	$(1,405)	14%

[1]	This page represents financial results as reported on page L-1 excluding the impacts of the unlocks recorded in the three months ended September 30, 2008, March 31, 2009, June 30, 2009 and September 30, 2009.

L-1a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2008	2008	2009	2009	2009	Change	Change	2008	2009	Change
REVENUES
Earned premiums [3]	$1,335	$1,296	$1,318	$1,114	$1,068	(20%)	(4%)	$3,869	$3,500	(10%)
Fee income [3]	1,332	1,081	1,148	1,060	1,137	(15%)	7%	4,061	3,345	(18%)
Net investment income (loss)
Securities available-for-sale and other	759	638	689	739	748	(1%)	1%	2,407	2,176	(10%)
Equity securities held for trading [1]	(3,415)	(4,500)	(724)	2,523	638	NM	(75%)	(5,840)	2,437	NM

Total net investment income (loss)	(2,656)	(3,862)	(35)	3,262	1,386	NM	(58%)	(3,433)	4,613	NM
Net realized capital losses — core	(8)	(8)	(12)	(10)	(2)	75%	80%	(20)	(24)	(20%)

Total core revenues	3	(1,493)	2,419	5,426	3,589	NM	(34%)	4,477	11,434	155%

Net realized gains (losses) and other, before tax and DAC, excluded from core revenues	(2,007)	(675)	393	(320)	(1,125)	44%	NM	(3,459)	(1,052)	70%

Total revenues	(2,004)	(2,168)	2,812	5,106	2,464	NM	(52%)	1,018	10,382	NM

BENEFITS AND EXPENSES
Benefits, losses and loss adjustment expenses [3]	2,095	1,829	3,033	1,342	1,400	(33%)	4%	5,595	5,775	3%
Benefits, losses and loss adjustment expenses — Returns credited on International variable annuities [1]	(3,415)	(4,500)	(724)	2,523	638	NM	(75%)	(5,840)	2,437	NM
Amortization of deferred policy acquisition costs and present value of future profits [3]	1,408	424	1,554	(12)	43	(97%)	NM	2,046	1,585	(23%)
Goodwill impairment [2]	—	422	—	—	—	—	—	—	—	—
Insurance operating costs and other expenses [4]	838	782	755	850	812	(3%)	(4%)	2,518	2,417	(4%)

Total benefits and expenses	926	(1,043)	4,618	4,703	2,893	NM	(38%)	4,319	12,214	183%

CORE EARNINGS
Core earnings before income taxes	(923)	(450)	(2,199)	723	696	NM	(4%)	158	(780)	NM
Income tax expense (benefit) [3]	(382)	(189)	(818)	230	197	NM	(14%)	(144)	(391)	(172%)

Core earnings	(541)	(261)	(1,381)	493	499	NM	1%	302	(389)	NM
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings [3]	(1,274)	(546)	123	(317)	(822)	35%	(159%)	(1,938)	(1,016)	48%

Net income (loss)	(1,815)	(807)	(1,258)	176	(323)	82%	NM	(1,636)	(1,405)	14%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
TOTAL ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month
TOTAL ASSETS UNDER MANAGEMENT	2008	2008	2009	2009	2009	Change	Change
Assets
General account	$114,838	$117,707	$112,237	$113,037	$115,958	1%	3%
Separate account	154,029	130,184	124,738	133,946	155,958	1%	16%

Total assets	268,867	247,891	236,975	246,983	271,916	1%	10%
Mutual fund assets	64,438	50,126	46,467	54,689	62,351	(3%)	14%

Total assets under management	$333,305	$298,017	$283,442	$301,672	$334,267	—	11%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
CONSOLIDATED BALANCE SHEETS

						Year Over
						Year	Sequential
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month
	2008	2008	2009	2009	2009	Change	Change
Investments
Fixed maturities, available-for-sale, at fair value	$46,292	$45,182	$42,428	$43,980	$45,927	(1%)	4%
Equity securities, trading, at fair value	33,655	30,820	27,813	30,813	33,463	(1%)	9%
Equity securities, available-for-sale, at fair value	908	711	525	642	690	(24%)	7%
Mortgage loans	5,460	5,684	5,633	5,503	5,365	(2%)	(3%)
Policy loans, at outstanding balance	2,159	2,208	2,197	2,204	2,209	2%	—
Limited partnerships and other alternative investments	1,410	1,129	955	875	860	(39%)	(2%)
Other investments	1,308	1,473	2,909	954	1,513	16%	59%
Short term Investments	3,793	6,937	8,580	7,365	7,478	97%	2%

Total investments	94,985	94,144	91,040	92,336	97,505	3%	6%

Cash	1,683	1,648	1,604	2,196	2,134	27%	(3%)
Premiums receivable and agents’ balances	390	407	407	374	365	(6%)	(2%)
Reinsurance recoverables	2,103	2,918	3,177	2,549	2,355	12%	(8%)
Deferred policy acquisition costs and present value of future profits	11,012	11,988	10,828	10,529	9,785	(11%)	(7%)
Deferred income taxes	1,324	2,183	3,201	2,528	1,637	24%	(35%)
Goodwill	880	462	470	470	470	(47%)	—
Property and equipment, net	380	400	394	355	343	(10%)	(3%)
Other assets	2,081	3,557	1,116	1,700	1,364	(34%)	(20%)
Separate account assets	154,029	130,184	124,738	133,946	155,958	1%	16%

Total assets	$268,867	$247,891	$236,975	$246,983	$271,916	1%	10%

Future policy benefits, unpaid losses and loss adjustment expenses	$16,602	$16,747	$18,562	$18,153	$17,950	8%	(1%)
Other policyholder funds and benefits payable	47,208	53,753	52,952	49,257	47,996	2%	(3%)
Other policyholder funds payable — International variable annuities	33,629	30,799	27,793	30,793	33,439	(1%)	9%
Unearned premiums	163	138	138	145	168	3%	16%
Consumer Notes	1,225	1,210	1,202	1,199	1,193	(3%)	(1%)
Debt	92	92	66	67	67	(27%)	—
Other liabilities	7,691	7,297	5,561	5,463	5,224	(32%)	(4%)
Separate account liabilities	154,029	130,184	124,738	133,946	155,958	1%	16%

Total liabilities	260,639	240,220	231,012	239,023	261,995	1%	10%

Equity excluding AOCI, net of tax	10,752	12,095	10,839	12,112	11,809	10%	(3%)
AOCI, net of tax	(2,649)	(4,516)	(4,904)	(4,172)	(1,913)	28%	54%

Total stockholders’ equity	8,103	7,579	5,935	7,940	9,896	22%	25%

Noncontrolling Interest	125	92	28	20	25	(80%)	25%

Total equity	8,228	7,671	5,963	7,960	9,921	21%	25%

Total liabilities and equity	$268,867	$247,891	$236,975	$246,983	$271,916	1%	10%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
DEFERRED POLICY ACQUISITION COSTS and PRESENT VALUE OF FUTURE PROFITS (“DAC”)

							Institutional
	Individual	Other	Individual	Group	Retirement		Solutions
	Annuity	Retail	Life	Benefits	Plans	International	Group	Total
YEAR-TO-DATE
Balance, December 31, 2008	$5,693	$108	$3,027	$81	$877	$2,046	$156	$11,988
Adjustments to unrealized gains and losses on securities available — for — sale and other	(1,277)	(42)	(420)	(1)	(209)	46	—	(1,903)

Balance excluding adjustments to unrealized gains and losses on securities available — for — sale and other	4,416	66	2,607	80	668	2,092	156	10,085
Cumulative effect of accounting changes (Pre-tax) [1]	(4)	—	(19)	—	(31)	(24)	—	(78)
Capitalization	177	31	198	45	93	54	6	604
Amortization — Deferred Policy Acquisition Costs	(326)	(38)	(116)	(45)	(17)	(171)	(12)	(725)
Amortization — Present Value of Future Profits	—	—	(18)	—	—	—	—	(18)
Amortization — Realized Capital Gains / Losses	(257)	—	15	—	38	(28)	—	(232)
Amortization — Unlock — Core	(538)	—	(134)	—	(69)	(100)	(1)	(842)
Amortization — Unlock — Non-core	(214)	—	(7)	—	(15)	(11)	—	(247)
Effect of Currency Translation Adjustment	—	—	—	—	—	27	—	27

Balance, September 30, 2009	3,254	59	2,526	80	667	1,839	149	8,574
Adjustments to unrealized gains and losses on securities available — for — sale and other [1]	770	—	95	—	300	46	—	1,211

Balance, September 30, 2009 including adjustments to unrealized gains and losses on securities available-for-sale and other	$4,024	$59	$2,621	$80	$967	$1,885	$149	$9,785

[1]	Includes the cumulative effect adjustments as a result of the adoption of FSP FAS 115-2. The effect of SFAS 115-2 is offset within the adjustments to unrealized gains and losses on securities, available-for-sale and other.

	THREE MONTHS ENDED,
	March 31,	June 30,	Sept. 30,
	2009	2009	2009
DAC UNLOCK IMPACT ON REVENUES

Individual Annuity	$72	$(36)	$(15)
Individual Life	63	(2)	8
International Markets Group	(1)	6	(1)

Total DAC unlock impact on core revenues	$134	$(32)	$(8)
DAC unlock impact on net realized gains (losses), before tax and DAC, excluded from core	16	(4)	(2)

Total DAC unlock impact on revenues	$150	$(36)	$(10)

DAC UNLOCK IMPACT ON CORE EARNINGS BY SEGMENT
Retail Products Group
Individual Annuity	$(989)	$246	$224
Other Retail	—	—	—

Total Retail Products Group	(989)	246	224
Individual Life	(26)	2	(22)

Total Individual Markets Group	(1,015)	248	202
Retirement Plans	(54)	—	7

Total Employer Markets Group	(54)	—	7

International Markets Group	(424)	110	23

Institutional Solutions Group	—	—	(1)

DAC unlock impact on core earnings	(1,493)	358	231

DAC unlock impact on net realized gains (losses), net of tax and DAC, excluded from core earnings	3	2	(169)

Net income (loss)	$(1,490)	$360	$62

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
SUPPLEMENTAL DATA — ANNUITY DEATH AND LIVING BENEFITS

	As of September 30, 2009
BREAKDOWN OF INDIVIDUAL VARIABLE AND		NET AMT AT	% of NAR
GROUP ANNUITY ACCOUNT VALUE BY BENEFIT TYPE	ACCOUNT VALUE	RISK [9]	REINSURED	RETAINED NAR [9]
Maximum anniversary value (MAV) [1]
MAV only	$27,380	$9,565	69%	$2,929
with 5% rollup [2]	1,991	802	62%	306
with Earnings Protection Benefit Rider (EPB) [3]	5,880	1,490	89%	159
with 5% rollup & EPB	784	257	80%	51

Total MAV	36,035	12,114	72%	3,445
Asset Protection Benefit (APB) [4]	28,303	6,480	36%	4,158
Lifetime Income Benefit (LIB) [5]	1,299	260	—%	260
Reset [6] (5-7 years)	3,715	604	—%	604
Return of Premium [7]/Other	20,724	1,898	8%	1,751

SUBTOTAL U.S. GUARANTEED MINIMUM DEATH BENEFITS [10]	$90,076	$21,356	52%	$10,218

Less: General Account Value Subject to U.S. Guaranteed Minimum Death Benefits	6,858

SUBTOTAL SEPARATE ACCOUNT LIABILITIES SUBJECT TO U.S. GUARANTEED MINIMUM DEATH BENEFITS	$83,218

Separate Account Liabilities Not Subject to U.S. Guaranteed Minimum Death Benefits	72,740

TOTAL SEPARATE ACCOUNT LIABILITIES	$155,958

JAPAN GUARANTEED MINIMUM DEATH AND LIVING BENEFITS [8]	31,698	6,995	17%	5,804

	As of	As of	As of	As of	As of
	September 30,	December 31,	March 31,	June 30,	September 30,
OTHER DATA	2008	2008	2009	2009	2009
U.S. VARIABLE ANNUITY BUSINESS
S&P 500 Index Value at end of period	1,164.74	903.25	797.87	919.32	1,057.08
Total Account Value	$99,118	$81,128	$74,453	$81,864	$90,076
Retained net amount of risk	8,565	17,149	18,726	14,558	10,218
GMDB net GAAP liability [11]	304	275	749	578	444
JAPAN VARIABLE ANNUITY BUSINESS
Total Account Value	$32,706	$29,726	$26,567	$29,272	$31,698
Retained net amount of risk	3,716	7,761	7,619	5,765	5,804
GMDB/GMIB net GAAP liability [11]	178	198	679	525	549

[1]	MAV: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any anniversary before age 80 (adjusted for withdrawals).

[2]	Rollup: the death benefit is the greatest of the MAV, current account value, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier age 80 or 100% of adjusted premiums.

[3]	EPB: the death benefit is the greatest of the MAV, current account value, or contract value plus a percentage of the contract’s growth. The contract’s growth is account value less premiums net of withdrawals, subject to a cap of 200% of premiums net of withdrawals.

[4]	APB: the death benefit is the greater of current account value or MAV, not to exceed current account value plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

[5]	LIB: the death benefit is the greatest of current account value, net premiums paid, or for certain contracts a benefit amount that rachets over time, generally based on market performance.

[6]	Reset: the death benefit is the greatest of current account value, net premiums paid and the most recent five to seven year anniversary account value before age 80 (adjusted for withdrawals).

[7]	Return of premium: the death benefit is the greater of current account value and net premiums paid.

[8]	Death benefits include a Return of Premium and MAV (before age 80) paid in a single lump sum. The income benefit is a guarantee to return initial investment, which is adjusted for earnings liquidity, paid through a fixed annuity after a minimum deferral period of 10, 15 or 20 years. An accumulation benefit is a guarantee to return initial investment, along with a premium based on an agreed upon interest rate, paid through a fixes annuity or lump sum, after a deferral period of 10 years. A withdrawal benefit allows for an agreed upon percentage of the investment to be withdrawn each year until the investment value is reached. Guaranteed income, accumulation, and withdrawal benefits are considered living benefits. The guaranteed remaining balance related to the Japan GMIB was $30.0 billion and $30.6 billion as of September 30, 2009 and December 31, 2008, respectively. The guaranteed remaining balance related to the Japan GMAB and GMWB was $680.3 million and $567.1 million as of September 30, 2009 and December 31, 2008, respectively.

[9]	Net amount at risk is defined as the guaranteed benefit in excess of the current account value. Retained net amount at risk is net amount at risk reduced by that amount which has been reinsured to third parties. Net amount at risk and retained net amount at risk are highly sensitive to equity markets movements for example, as equity market declines, net amount at risk and retained net amount at risk will generally increase.

[10]	Account Value includes the contractholder’s investment in the separate account and the general account.

[11]	For the three months ended September 30, 2008 there was an increase to GMDB/GMIB liability, as a result of the unlock, for U.S. and Japan variable annuity business of $116 and $139, respectively. For the three months ended March 31, 2009 the amounts were $511 and $509, respectively. For the three months ended June 30, 2009 the amounts were $(158) and $(180), respectively. For the three months ended September 30, 2009 the amounts were $(117) and $(23), respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
REINSURANCE RECOVERABLE ANALYSIS
As of September 30, 2009
Statutory Reserve Credit and Amounts Recoverable

Gross statutory reinsurance reserve credit	$2,424
Liability for reinsurance in unauthorized companies	(6)

Net statutory reinsurance reserve credit	$2,418

Statutory amounts recoverable from reinsurers	$169

The top ten reinsurers represent $2,430 or 94% of the total statutory reserve credit and amounts recoverable.
•	18% of this amount is with reinsurers rated “A+” by A.M. Best at October 28, 2009.

•	47% of this amount is with reinsurers rated “A” by A.M. Best at October 28, 2009.

•	30% of this amount is with reinsurers rated “A-” by A.M. Best at October 28, 2009.

•	5% of this amount is with reinsurers rated “B++” by A.M. Best at October 28, 2009.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	September 30, 2009	December 31, 2008

Statutory Capital and Surplus	$5,976	$6,046

GAAP Adjustments

Investment in subsidiaries	1,374	2,960
Deferred policy acquisition costs	9,785	11,988
Deferred taxes	1,070	1,461
Benefit reserves	(5,744)	(7,224)
Unrealized losses on investments, net of impairments	(3,352)	(8,465)
Asset valuation reserve and interest maintenance reserve	237	177
Goodwill	413	376
Other, net	162	260

GAAP Stockholders’ Equity	$9,921	$7,579

Certain Reclassifications have been made to prior year financial information to conform to current year presentation.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP — INDIVIDUAL ANNUITY
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2008	2008	2009	2009	2009	Change	Change	2008	2009	Change
Revenues
Premiums and other considerations
Variable annuity fees	$454	$335	$302	$325	$352	(22%)	8%	$1,446	$979	(32%)
Other fees [1]	59	31	93	(4)	6	(90%)	NM	126	95	(25%)

Total fee income	513	366	395	321	358	(30%)	12%	1,572	1,074	(32%)

Direct premiums	29	22	18	26	24	(17%)	(8%)	77	68	(12%)
Reinsurance premiums [1]	(18)	(24)	(16)	(30)	(22)	(22%)	27%	(79)	(68)	14%

Net premiums	11	(2)	2	(4)	2	(82%)	NM	(2)	—	100%

Total premiums and other considerations	524	364	397	317	360	(31%)	14%	1,570	1,074	(32%)

Net investment income
Net investment income on G/A assets	198	162	169	181	203	3%	12%	617	553	(10%)
Net investment income on assigned capital	22	31	13	19	20	(9%)	5%	61	52	(15%)
Charge for invested capital	(30)	(7)	2	(16)	(20)	33%	(25%)	(95)	(34)	64%

Total net investment income	190	186	184	184	203	7%	10%	583	571	(2%)
Net realized capital gains (losses) — core	—	(2)	—	(5)	(2)	—	60%	4	(7)	NM

Total core revenues	714	548	581	496	561	(21%)	13%	2,157	1,638	(24%)
Net realized gains (losses) and other, before tax and DAC, excluded from core revenues	(483)	(595)	486	(5)	(622)	(29%)	NM	(1,313)	(141)	89%

Total revenues	231	(47)	1,067	491	(61)	NM	NM	844	1,497	77%

Benefits and Expenses
Benefits and losses
Death benefits [1]	131	35	555	(116)	(88)	NM	24%	157	351	124%
Other contract benefits	24	27	22	15	17	(29%)	13%	60	54	(10%)
Change in reserve	14	11	4	12	9	(36%)	(25%)	41	25	(39%)
Sales inducements [1]	73	2	80	(5)	(1)	NM	80%	98	74	(24%)
Interest credited on G/A assets	159	162	169	171	174	9%	2%	457	514	12%

Total benefits and losses	401	237	830	77	111	(72%)	44%	813	1,018	25%

Other insurance expenses
Commissions & wholesaling expenses	214	175	135	126	129	(40%)	2%	709	390	(45%)
Operating expenses	56	56	49	49	45	(20%)	(8%)	170	143	(16%)
Premium taxes and other expenses	3	5	4	4	5	67%	25%	8	13	63%

Subtotal — expenses before deferral	273	236	188	179	179	(34%)	—	887	546	(38%)
Deferred policy acquisition costs	(144)	(109)	(65)	(55)	(57)	60%	(4%)	(468)	(177)	62%

Total other insurance expense	129	127	123	124	122	(5%)	(2%)	419	369	(12%)
Amortization of deferred policy acquisition costs [1]	1,096	86	1,100	(125)	(111)	NM	11%	1,417	864	(39%)

Goodwill impairment [3]	—	422	—	—	—	—	—	—	—	—

Total benefits and expenses	1,626	872	2,053	76	122	(92%)	61%	2,649	2,251	(15%)
Core earnings (loss) before income taxes	(912)	(324)	(1,472)	420	439	NM	5%	(492)	(613)	(25%)
Income tax expense (benefit) [1]	(360)	(126)	(548)	113	126	NM	12%	(303)	(309)	(2%)

Core earnings (loss) [1]	(552)	(198)	(924)	307	313	NM	2%	(189)	(304)	(61%)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings [1] [2]	(282)	(470)	178	(119)	(496)	(76%)	NM	(579)	(437)	25%

Net income (loss) [1]	$(834)	$(668)	$(746)	$188	$(183)	78%	NM	$(768)	$(741)	4%

RETURN ON ASSETS (After-tax bps)
Core earnings	(202.0)	(83.9)	(445.9)	146.6	136.9	NM	(7%)	(21.7)	(44.7)	(106%)
Net income (loss)	(305.1)	(283.1)	(360.0)	89.8	(80.0)	74%	NM	(88.2)	(109.0)	(24%)

[1]	The DAC unlock recorded in the three months ended September 30, 2008, March 31, 2009, June 30, 2009, and September 30, 2009 effected each income statement line item as follows:

	Sept. 30, 2008	March 31, 2009	June 30, 2009	Sept. 30, 2009
Other Fees	$24	$66	($29)	$(16)
Reinsurance Premiums	5	6	(7)	1
Death Benefits	116	511	(158)	(117)
Sales Inducements	62	71	(15)	(11)
Amortization of deferred policy acquisition costs	959	1,011	(241)	(232)
Income tax expense (benefit)	(387)	(532)	132	121
Core earnings (loss)	(721)	(989)	246	224
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	(10)	4	7	(155)
Net income (loss)	(731)	(985)	253	69

[2]
Included in the three months ended September 30, and December 31, 2008 and March 31, June 30, and September 30, 2009 are guaranteed minimum withdrawal benefit (“GMWB”), net realized gains (losses), net of tax and DAC, excluded from core earnings of ($45), ($254), $237, $304, and $(138) respectively.

[3]	As a result of the goodwill testing performed during the three months ended, December 31, 2008, Individual Annuity wrote-off goodwill of $274, after-tax.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP — OTHER
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2008	2008	2009	2009	2009	Change	Change	2008	2009	Change
Revenues
Premiums and other considerations
Variable annuity fees	$3	$2	$—	$—	$—	(100%)	—	$11	$—	(100%)
Mutual fund and other fees	208	158	142	162	175	(16%)	8%	645	479	(26%)

Total fee income	211	160	142	162	175	(17%)	8%	656	479	(27%)

Net investment loss
Net investment loss on G/A assets	(3)	(4)	(3)	(4)	(3)	—	25%	(7)	(10)	(43%)
Net investment loss on assigned capital	(3)	(2)	(1)	(2)	(2)	33%	—	(9)	(5)	44%

Total net investment loss	(6)	(6)	(4)	(6)	(5)	17%	17%	(16)	(15)	6%
Total core revenues	205	154	138	156	170	(17%)	9%	640	464	(28%)
Net realized losses, before tax and DAC, excluded from core revenues	(1)	—	—	—	—	100%	—	(1)	—	100%

Total revenues	204	154	138	156	170	(17%)	9%	639	464	(27%)

Benefits and Expenses
Other insurance expenses
Commissions & wholesaling expenses	143	103	97	116	120	(16%)	3%	450	333	(26%)
Operating expenses	34	30	29	26	28	(18%)	8%	114	83	(27%)
Premium taxes and other expenses	5	6	5	6	3	(40%)	(50%)	12	14	17%

Subtotal — expenses before deferral	182	139	131	148	151	(17%)	2%	576	430	(25%)
Deferred policy acquisition costs	(17)	(12)	(9)	(12)	(10)	41%	17%	(62)	(31)	50%

Total other insurance expense	165	127	122	136	141	(15%)	4%	514	399	(22%)
Amortization of deferred policy acquisition costs	22	30	14	13	11	(50%)	(15%)	66	38	(42%)

Total benefits and expenses	187	157	136	149	152	(19%)	2%	580	437	(25%)

Core earnings (loss) before income taxes	18	(3)	2	7	18	—	157%	60	27	(55%)
Income tax expense (benefit)	5	(1)	1	2	7	40%	NM	20	10	(50%)

Core earnings (loss)	13	(2)	1	5	11	(15%)	120%	40	17	(58%)
Net realized gains (losses), net of tax and DAC, excluded from core earnings	(1)	—	1	(1)	—	100%	100%	(1)	—	100%

Net income (loss)	$12	$(2)	$2	$4	$11	(8%)	175%	$39	$17	(56%)

RETURN ON ASSETS (After-tax bps)
Core earnings	11.1	(2.1)	1.3	6.1	11.4	3%	87%	11.3	6.1	(46%)
Net income	10.3	(2.1)	2.6	4.9	11.4	11%	133%	11.0	6.1	(45%)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — DEPOSITS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2008	2008	2009	2009	2009	Change	Change	2008	2009	Change
Individual Annuity
Broker-dealer	$1,502	$1,266	$949	$564	$448	(70%)	(21%)	$4,753	$1,961	(59%)
Banks	832	742	386	418	388	(53%)	(7%)	2,752	1,192	(57%)

Total deposits by distribution	2,334	2,008	1,335	982	836	(64%)	(15%)	7,505	3,153	(58%)

Variable	1,948	1,160	702	701	622	(68%)	(11%)	6,727	2,025	(70%)
Fixed MVA/other	386	848	633	281	214	(45%)	(24%)	778	1,128	45%

Total deposits by product	2,334	2,008	1,335	982	836	(64%)	(15%)	7,505	3,153	(58%)

Retail Mutual Funds	3,614	2,565	2,250	3,075	3,111	(14%)	1%	11,547	8,436	(27%)

529 College Savings Plan/Specialty Products/Other [1]	141	80	57	42	43	(70%)	2%	477	142	(70%)

Total Retail Products Group	$6,089	$4,653	$3,642	$4,099	$3,990	(34%)	(3%)	$19,529	$11,731	(40%)

[1]	The Specialty products / Other business was transferred to International, effective January 1, 2009 on a prospective basis.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month
	2008	2008	2009	2009	2009	Change	Change
INDIVIDUAL ANNUITY
General account	$15,650	$16,051	$16,499	$16,516	$16,526	6%	—
Non-guaranteed separate account	87,287	69,805	63,414	71,046	78,873	(10%)	11%

Total Individual Annuity	$102,937	$85,856	$79,913	$87,562	$95,399	(7%)	9%

BY PRODUCT
Individual Annuity
Individual Variable Annuities
General account	$5,081	$4,866	$4,839	$4,670	$4,560	(10%)	(2%)
Non-guaranteed separate account	87,169	69,712	63,327	70,943	78,755	(10%)	11%

Total individual variable annuities	92,250	74,578	68,166	75,613	83,315	(10%)	10%

Fixed MVA & other individual annuities	10,687	11,278	11,747	11,949	12,084	13%	1%

Total Individual Annuity	102,937	85,856	79,913	87,562	95,399	(7%)	9%

Specialty Products/Other — Segregated Assets [1]	500	398	—	—	—	(100%)	—

Mutual Fund Assets
Retail mutual fund assets	40,903	31,032	28,706	34,708	40,127	(2%)	16%
Specialty Product/Other mutual fund assets [1]	1,071	826	—	—	—	(100%)	—
529 College Savings Plan assets	1,013	852	837	985	1,123	11%	14%

Total Mutual Fund Assets	42,987	32,710	29,543	35,693	41,250	(4%)	16%

Total Retail Products Group Assets Under Management	$146,424	$118,964	$109,456	$123,255	$136,649	(7%)	11%

[1]	The Specialty products / Other business was transferred to International, effective January 1, 2009 on a prospective basis.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — INDIVIDUAL ANNUITY — ACCOUNT VALUE ROLLFORWARD [1]

	THREE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,
	2008	2008	2009	2009	2009
VARIABLE ANNUITIES
Beginning balance	$105,345	$92,250	$74,578	$68,166	$75,613

Deposits	1,948	1,160	702	701	622
Surrenders	(3,058)	(2,671)	(2,288)	(1,929)	(1,954)
Death benefits/annuity payouts	(404)	(342)	(349)	(351)	(340)
Transfers [2]	(26)	(25)	(29)	(17)	(11)

Net Flows	(1,540)	(1,878)	(1,964)	(1,596)	(1,683)
Change in market value/change in reserve/interest credited	(11,544)	(15,778)	(4,443)	9,048	9,389
Other [3]	(11)	(16)	(5)	(5)	(4)

Ending balance	$92,250	$74,578	$68,166	$75,613	$83,315

FIXED MVA AND OTHER
Beginning balance	$10,366	$10,687	$11,278	$11,747	$11,949

Deposits	386	848	633	281	214
Surrenders	(131)	(308)	(238)	(164)	(171)
Death benefits/annuity payouts	(101)	(112)	(113)	(110)	(110)
Transfers [2]	57	55	55	41	46

Net Flows	211	483	337	48	(21)
Change in market value/change in reserve/interest credited	110	108	132	154	156

Ending balance	$10,687	$11,278	$11,747	$11,949	$12,084

(e) TOTAL INDIVIDUAL ANNUITY
Beginning balance	$115,711	$102,937	$85,856	$79,913	$87,562

Deposits	2,334	2,008	1,335	982	836
Surrenders	(3,189)	(2,979)	(2,526)	(2,093)	(2,125)
Death benefits/annuity payouts	(505)	(454)	(462)	(461)	(450)
Transfers [2]	31	30	26	24	35

Net Flows	(1,329)	(1,395)	(1,627)	(1,548)	(1,704)
Change in market value/change in reserve/interest credited	(11,434)	(15,670)	(4,311)	9,202	9,545
Other [3]	(11)	(16)	(5)	(5)	(4)

Ending balance	$102,937	$85,856	$79,913	$87,562	$95,399

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Includes internal product exchanges, policyholder balance transfers from the accumulation phase to the annuitization phase, and death benefits remaining on deposit.

[3]
Includes a bonus on certain products, front end loads on A share products and annual maintenance fees. The three months ended September 30, 2008 also includes the crediting of policyholder account balances associated with the settlement of the New York Attorney General’s investigation related to market timing.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — OTHER RETAIL — ASSET ROLLFORWARD

	THREE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,
	2008	2008	2009	2009	2009

RETAIL MUTUAL FUNDS
Beginning balance	$47,239	$40,903	$31,032	$28,706	$34,708

Deposits	3,614	2,565	2,250	3,075	3,111
Redemptions	(2,798)	(3,563)	(2,750)	(1,948)	(2,332)

Net Sales	816	(998)	(500)	1,127	779
Change in market value	(7,117)	(8,852)	(1,807)	4,901	4,667
Other [1]	(35)	(21)	(19)	(26)	(27)

Ending balance	$40,903	$31,032	$28,706	$34,708	$40,127

[1]	Includes front end loads on A share products

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
INCOME STATEMENTS

						Year Over
						Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2008	2008	2009	2009	2009	Change	Change	2008	2009	Change
Revenues
Premiums and other considerations
Variable life fees	$16	$12	$11	$12	$12	(25%)	—	$53	$35	(34%)
Cost of insurance charges	145	150	152	153	154	6%	1%	428	459	7%
Other fees [1]	59	59	130	75	80	36%	7%	197	285	45%

Total fee income	220	221	293	240	246	12%	3%	678	779	15%

						—	—			—
Direct premiums	31	32	31	33	33	6%	—	89	97	9%
Reinsurance premiums	(46)	(51)	(50)	(53)	(55)	(20%)	(4%)	(141)	(158)	(12%)

Net premiums	(15)	(19)	(19)	(20)	(22)	(47%)	(10%)	(52)	(61)	(17%)

Total premiums and other considerations	205	202	274	220	224	9%	2%	626	718	15%

Net investment income
Net investment income on G/A assets	87	77	82	89	90	3%	1%	274	261	(5%)
Net investment income on assigned capital	5	3	2	1	2	(60%)	100%	13	5	(62%)
Charge for invested capital	(8)	(6)	(5)	(6)	(6)	25%	—	(23)	(17)	26%

Total net investment income	84	74	79	84	86	2%	2%	264	249	(6%)
Net realized capital losses — core	(1)	(1)	(1)	(1)	(1)	—	—	(1)	(3)	NM

Total core revenues	288	275	352	303	309	7%	2%	889	964	8%
Net realized losses and other, before tax and DAC, excluded from core revenues	(169)	(21)	(33)	(48)	(33)	80%	31%	(229)	(114)	50%

Total revenues	119	254	319	255	276	132%	8%	660	850	29%

Benefits and Expenses
Benefits and losses
Death benefits	86	94	94	78	86	—	10%	265	258	(3%)
Other contract benefits	5	5	5	6	3	(40%)	(50%)	15	14	(7%)
Change in reserve [1]	4	(3)	2	(1)	14	NM	NM	(3)	15	NM
Sales inducements	—	—	1	—	—	—	—	—	1	—
Interest credited on G/A assets	64	65	62	64	62	(3%)	(3%)	189	188	(1%)

Total benefits and losses	159	161	164	147	165	4%	12%	466	476	2%

Other insurance expenses
Commissions & wholesaling expenses	60	67	39	41	42	(30%)	2%	176	122	(31%)
Operating expenses	66	69	61	60	59	(11%)	(2%)	200	180	(10%)
Premium taxes and other expenses	14	13	12	11	11	(21%)	—	39	34	(13%)

Subtotal — expenses before deferral	140	149	112	112	112	(20%)	—	415	336	(19%)
Deferred policy acquisition costs	(91)	(94)	(64)	(66)	(68)	25%	(3%)	(268)	(198)	26%

Total other insurance expense	49	55	48	46	44	(10%)	(4%)	147	138	(6%)
Amortization of deferred policy acquisition costs and present value of future profits [1]	74	21	143	48	78	5%	63%	150	269	79%

Total benefits and expenses	282	237	355	241	287	2%	19%	763	883	16%
Core earnings (loss) before income taxes	6	38	(3)	62	22	NM	(65%)	126	81	(36%)
Income tax expense (benefit) [1]	(2)	12	(3)	19	(6)	NM	NM	34	10	(71%)

Core earnings [1]	8	26	—	43	28	NM	(35%)	92	71	(23%)
Net realized losses and other, net of tax and DAC, excluded from core earnings [1]	(110)	(17)	(18)	(27)	(24)	78%	11%	(144)	(69)	52%

Net income (loss) [1]	$(102)	$9	$(18)	$16	$4	NM	(75%)	$(52)	$2	NM

Earnings Margin (After-tax)
Core earnings	2.8%	9.5%	0.0%	14.2%	9.1%	6.3	(5.1)	10.4%	7.4%	(3.0)
Net income	(85.7%)	3.5%	(5.6%)	6.3%	1.4%	87.1	(4.9)	(7.9%)	0.2%	8.1

[1]	The DAC unlock recorded in the three months ended September 30, 2008, March 31, 2009, June 30, 2009, and September 30, 2009 effected each income statement line item as follows:

	September 30, 2008	March 31, 2009	June 30, 2009	September 30, 2009
Other Fees	$(26)	$63	$(2)	$8
Change in reserve	5	—	—	6
Amortization of deferred policy acquisition costs	26	103	(5)	36
Income tax expense (benefit)	(20)	(14)	1	(12)
Core earnings (loss)	(37)	(26)	2	(22)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	(7)	—	—	(2)
Net income (loss)	(44)	(26)	2	(24)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
SUPPLEMENTAL DATA

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2008	2008	2009	2009	2009	Change	Change	2008	2009	Change
SALES BY DISTRIBUTION
Wirehouse	$24	$22	$13	$12	$15	(38%)	25%	$73	$40	(45%)
Banks	9	8	5	8	7	(22%)	(13%)	27	20	(26%)
Independent	31	36	16	20	19	(39%)	(5%)	92	55	(40%)
Other	5	4	3	5	4	(20%)	(20%)	12	12	—

Total sales by distribution	$69	$70	$37	$45	$45	(35%)	—	$204	$127	(38%)

SALES BY PRODUCT
Variable Life	22	18	8	9	8	(64%)	(11%)	$73	$25	(66%)
Universal life/whole life	41	45	23	31	32	(22%)	3%	113	86	(24%)
Term life/other	6	7	6	5	5	(17%)	—	18	16	(11%)

Total sales by product	$69	$70	$37	$45	$45	(35%)	—	$204	$127	(38%)

ACCOUNT VALUE
General account	$5,863	$5,926	$5,983	$6,054	$6,137	5%	1%
Separate account	5,308	4,256	3,998	4,505	5,006	(6%)	11%

Total account value	$11,171	$10,182	$9,981	$10,559	$11,143	—	6%

ACCOUNT VALUE BY PRODUCT
Variable life	$5,848	$4,802	$4,550	$5,049	$5,552	(5%)	10%
Universal life/interest sensitive whole life	4,663	4,727	4,788	4,876	4,965	6%	2%
Modified guaranteed life	537	529	522	515	508	(5%)	(1%)
Other	123	124	121	119	118	(4%)	(1%)

Total account value by product	$11,171	$10,182	$9,981	$10,559	$11,143	—	6%

LIFE INSURANCE IN-FORCE
Variable life	$78,809	$78,853	$77,913	$76,946	$75,667	(4%)	(2%)
Universal life/interest sensitive whole life	51,355	52,356	52,711	53,213	53,906	5%	1%
Term life	60,261	63,334	65,318	66,955	68,388	13%	2%
Modified guaranteed life	637	624	612	602	591	(7%)	(2%)
Other	299	297	299	324	337	13%	4%

Total life insurance in-force	$191,361	$195,464	$196,853	$198,040	$198,889	4%	—

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
ACCOUNT VALUE ROLLFORWARD

	THREE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,
	2008	2008	2009	2009	2009
VARIABLE LIFE
Beginning balance	$6,625	$5,848	$4,802	$4,550	$5,049

First year & single premiums	63	63	30	24	23
Renewal premiums	139	149	130	128	126

Premiums and deposits	202	212	160	152	149
Surrenders	(76)	(79)	(67)	(77)	(104)
Death benefits	(20)	(13)	(13)	(11)	(17)

Net Flows	106	120	80	64	28
Policy fees	(128)	(137)	(123)	(123)	(123)
Change in market value/interest credited	(755)	(1,029)	(209)	558	598

Ending balance	$5,848	$4,802	$4,550	$5,049	$5,552

OTHER [1]
Beginning balance	$5,233	$5,323	$5,380	$5,431	$5,510

First year & single premiums	125	145	99	118	109
Renewal premiums	123	136	128	131	130

Premiums and deposits	248	281	227	249	239
Surrenders	(53)	(76)	(67)	(58)	(45)
Death benefits	(22)	(55)	(27)	(24)	(23)

Net Flows	173	150	133	167	171
Policy fees	(139)	(152)	(138)	(145)	(146)
Change in market value/interest credited	56	59	56	57	56

Ending balance	$5,323	$5,380	$5,431	$5,510	$5,591

TOTAL INDIVIDUAL LIFE
Beginning balance	$11,858	$11,171	$10,182	$9,981	$10,559

First year & single premiums	188	208	129	142	132
Renewal premiums	262	285	258	259	256

Premiums and deposits	450	493	387	401	388
Surrenders	(129)	(155)	(134)	(135)	(149)
Death benefits	(42)	(68)	(40)	(35)	(40)

Net Flows	279	270	213	231	199
Policy fees	(267)	(289)	(261)	(268)	(269)
Change in market value/interest credited	(699)	(970)	(153)	615	654

Ending balance	$11,171	$10,182	$9,981	$10,559	$11,143

[1]	Includes Universal Life, Interest Sensitive Whole Life, Modified Guaranteed Life Insurance and other.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GROUP BENEFITS
INCOME STATEMENTS

						Year Over
						Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2008	2008	2009	2009	2009	Change	Change	2008	2009	Change
Revenues
Premiums and other considerations
ASO fees	$9	$9	$11	$9	$10	11%	11%	$27	$30	11%
Other fees	—	(1)	1	(1)	—	—	100%	—	—	—

Total fee income	9	8	12	8	10	11%	25%	27	30	11%

Direct premiums	1,061	1,055	1,103	1,053	1,046	(1%)	(1%)	3,152	3,202	2%
Reinsurance premiums	39	45	23	13	13	(67%)	—	104	49	(53%)

Net premiums	1,100	1,100	1,126	1,066	1,059	(4%)	(1%)	3,256	3,251	—

Total premiums and other considerations	1,109	1,108	1,138	1,074	1,069	(4%)	—	3,283	3,281	—

Net investment income
Net investment income on G/A assets	92	71	83	91	95	3%	4%	275	269	(2%)
Net investment income on assigned capital	19	18	8	11	10	(47%)	(9%)	55	29	(47%)

Total net investment income	111	89	91	102	105	(5%)	3%	330	298	(10%)
Net realized capital losses — core	(1)	—	(1)	—	(1)	—	—	(1)	(2)	(100%)

Total core revenues	1,219	1,197	1,228	1,176	1,173	(4%)	—	3,612	3,577	(1%)
Net realized gains (losses), before tax and DAC, excluded from core revenues	(440)	(26)	4	(41)	(31)	93%	24%	(513)	(68)	87%

Total revenues	779	1,171	1,232	1,135	1,142	47%	1%	3,099	3,509	13%

Benefits and Expenses
Benefits and losses
Death benefits	321	284	335	326	310	(3%)	(5%)	927	971	5%
Other contract benefits	463	460	457	456	456	(2%)	—	1,407	1,369	(3%)
Change in reserve	(4)	21	68	40	(24)	NM	NM	45	84	87%

Total benefits and losses	780	765	860	822	742	(5%)	(10%)	2,379	2,424	2%

Other insurance expenses
Commissions & wholesaling expenses	144	146	125	143	159	10%	11%	420	427	2%
Operating expenses	134	145	134	144	131	(2%)	(9%)	414	409	(1%)
Premium taxes and other expenses	21	20	22	14	19	(10%)	36%	52	55	6%

Subtotal — expenses before deferral	299	311	281	301	309	3%	3%	886	891	1%
Deferred policy acquisition costs	(16)	(21)	(17)	(14)	(14)	13%	—	(48)	(45)	6%

Total other insurance expense	283	290	264	287	295	4%	3%	838	846	1%
Amortization of deferred policy acquisition costs	15	15	14	15	16	7%	7%	42	45	7%

Total benefits and expenses	1,078	1,070	1,138	1,124	1,053	(2%)	(6%)	3,259	3,315	2%
Core earnings before income taxes	141	127	90	52	120	(15%)	131%	353	262	(26%)
Income tax expense	41	37	24	11	35	(15%)	NM	98	70	(29%)

Core earnings	100	90	66	41	85	(15%)	107%	255	192	(25%)
Net realized gains (losses), net of tax and DAC, excluded from core earnings	(286)	(18)	3	(27)	(20)	93%	26%	(333)	(44)	87%

Net income (loss)	$(186)	$72	$69	$14	$65	NM	NM	$(78)	$148	NM

After-Tax Profit as % of Revenues
Core earnings	8.2%	7.5%	5.4%	3.5%	7.2%	(1.0)	3.7	7.1%	5.4%	(1.7)
Net income	(23.9%)	6.1%	5.6%	1.2%	5.7%	29.6	4.5	(2.5%)	4.2%	6.7

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GROUP BENEFITS
SUPPLEMENTAL DATA

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2008	2008	2009	2009	2009	Change	Change	2008	2009	Change
PREMIUMS
Fully Insured — Ongoing Premiums
Group disability	$490	$517	$518	$476	$469	(4%)	(1%)	$1,467	$1,463	—
Group life	534	516	543	529	528	(1%)	—	1,568	1,600	2%
Other	75	67	65	61	62	(17%)	2%	220	188	(15%)

Total fully insured — ongoing premiums	1,099	1,100	1,126	1,066	1,059	(4%)	(1%)	3,255	3,251	—

Total buyouts [1]	1	—	—	—	—	(100%)	—	1	—	(100%)

Total premiums	1,100	1,100	1,126	1,066	1,059	(4%)	(1%)	3,256	3,251	—
Group disability — premium equivalents [2]	85	83	92	104	102	20%	(2%)	255	298	17%

Total premiums and premium equivalent	$1,185	$1,183	$1,218	$1,170	$1,161	(2%)	(1%)	$3,511	$3,549	1%

SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully Insured — Ongoing Sales
Group disability	$66	$65	$204	$37	$56	(15%)	51%	$310	$297	(4%)
Group life	87	75	188	48	62	(29%)	29%	349	298	(15%)
Other	5	6	8	4	4	(20%)	—	15	16	7%

Total fully insured — ongoing sales	158	146	400	89	122	(23%)	37%	674	611	(9%)

Total buyouts [1]	1	—	—	—	1	—	—	1	1	—

Total sales	159	146	400	89	123	(23%)	38%	675	612	(9%)
Group disability premium equivalents [2]	7	24	62	25	7	—	(72%)	108	94	(13%)

Total sales and premium equivalents	$166	$170	$462	$114	$130	(22%)	14%	$783	$706	(10%)

RATIOS [3]
Loss Ratio	70.3%	69.0%	75.6%	76.5%	69.4%	(0.9)	(7.1)	72.5%	73.9%	1.4
Expense Ratio	26.9%	27.5%	24.4%	28.1%	29.1%	2.2	1.0	26.8%	27.2%	0.4
GAAP RESERVES [4]
Group disability	$4,717	$4,727	$4,771	$4,823	$4,818	2%	—
Group life	1,319	1,333	1,336	1,337	1,314	—	(2%)
Other	98	100	92	88	86	(12%)	(2%)

Total GAAP reserves	$6,134	$6,160	$6,199	$6,248	$6,218	1%	—

[1]	Takeover of open claim liabilities and other non-recurring premium amounts.

[2]	Administrative services only (ASO) fees and claims under claim management agreements.

[3]	Ratios calculated excluding the effects of buyout premiums.

[4]	Reserve balances for the three months ended September 30, and December 31, 2008 and March 31, June 30, and September 30, 2009 are net of reinsurance recoverables of $243, $231, $193, $200, and $209, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2008	2008	2009	2009	2009	Change	Change	2008	2009	Change
Revenues
Premiums and other considerations
Variable annuity and life fees	$55	$41	$40	$44	$50	(9%)	14%	$168	$134	(20%)
Mutual fund and other fees	39	34	32	35	33	(15%)	(6%)	91	100	10%

Total fee income	94	75	72	79	83	(12%)	5%	259	234	(10%)

Direct premiums	1	1	1	1	1	—	—	3	3	—

Net investment income
Net investment income on G/A assets	83	72	76	78	79	(5%)	1%	256	233	(9%)
Net investment income on assigned capital	4	3	1	2	2	(50%)	—	12	5	(58%)
Charge for invested capital	—	—	—	—	(1)	—	—	(1)	(1)	—

Total net investment income	87	75	77	80	80	(8%)	—	267	237	(11%)
Net realized losses — core	—	(2)	(2)	(2)	(1)	—	50%	(2)	(5)	(150%)

Total core revenues	182	149	148	158	163	(10%)	3%	527	469	(11%)

Net realized losses, before tax and DAC, excluded from core revenues	(181)	(34)	(57)	(78)	(88)	51%	(13%)	(234)	(223)	5%

Total revenues	1	115	91	80	75	NM	(6%)	293	246	(16%)

Benefits and Expenses
Benefits and losses
Death benefits [1]	1	—	4	(2)	—	(100%)	100%	1	2	100%
Other contract benefits	11	11	11	11	10	(9%)	(9%)	34	32	(6%)
Change in reserve	(6)	(5)	(5)	(5)	(5)	17%	—	(16)	(15)	6%
Sales inducements [1]	2	(1)	1	1	—	(100%)	(100%)	2	2	—
Interest credited on G/A assets	62	66	63	63	58	(6%)	(8%)	180	184	2%

Total benefits and losses	70	71	74	68	63	(10%)	(7%)	201	205	2%

Other insurance expenses
Commissions & wholesaling expenses	34	31	34	33	36	6%	9%	100	103	3%
Operating expenses	89	82	70	71	71	(20%)	—	245	212	(13%)
Premium taxes and other expenses	7	5	6	6	7	—	17%	14	19	36%

Subtotal — expenses before deferral	130	118	110	110	114	(12%)	4%	359	334	(7%)
Deferred policy acquisition costs	(35)	(31)	(31)	(29)	(33)	6%	(14%)	(111)	(93)	16%

Total other insurance expense	95	87	79	81	81	(15%)	—	248	241	(3%)
Amortization of deferred policy acquisition costs [1]	83	1	84	6	(4)	NM	NM	99	86	(13%)

Total benefits and expenses	248	159	237	155	140	(44%)	(10%)	548	532	(3%)

Core earnings (loss) before income taxes	(66)	(10)	(89)	3	23	NM	NM	(21)	(63)	NM
Income tax expense (benefit) [1]	(30)	(7)	(35)	(3)	8	NM	NM	(35)	(30)	14%

Core earnings (loss) [1]	(36)	(3)	(54)	6	15	NM	150%	14	(33)	NM

Net realized losses, net of tax and DAC, excluded from core earnings [1]	(124)	(20)	(34)	(46)	(49)	60%	(7%)	(148)	(129)	13%

Net (loss)	$(160)	$(23)	$(88)	$(40)	$(34)	79%	15%	$(134)	$(162)	(21%)

RETURN ON ASSETS (After-tax bps)
Core earnings	(31.9)	(3.0)	(59.2)	6.4	14.7	NM	130%	5.2	(11.0)	NM
Net income (loss)	(141.9)	(22.9)	(96.4)	(42.8)	(33.3)	77%	22%	(49.7)	(54.1)	(9%)

[1]	The DAC unlock recorded in the three months ended September 30, 2008, March 31, 2009, June 30, 2009, and September 30, 2009 effected each income statement line item as follows:

	September 30, 2008	March 31, 2009	June 30, 2009	September 30, 2009
Death Benefits	$1	$3	$(1)	$(1)
Sales Inducements	1	2	—	—
Amortization of deferred policy acquisition costs	75	78	1	(10)
Income tax expense (benefit)	(29)	(29)	—	4

Core earnings (loss)	(48)	(54)	—	7
Less: Net realized gains (losses), net of tax and DAC, excluded from core earnings	(1)	(3)	1	(7)

Net income (loss)	(49)	(57)	1	—

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — DEPOSITS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2008	2008	2009	2009	2009	Change	Change	2008	2009	Change
401(k)
Annuity — plan/participant rollovers	$487	$418	$530	$316	444	(9%)	41%	$1,732	$1,290	(26%)
Annuity — ongoing contributions	579	555	623	531	543	(6%)	2%	1,791	1,697	(5%)

Total 401(k) Annuity	1,066	973	1,153	847	987	(7%)	17%	3,523	2,987	(15%)
Mutual funds	862	687	684	572	518	(40%)	(9%)	2,139	1,774	(17%)

Total 401(k)	1,928	1,660	1,837	1,419	1,505	(22%)	6%	5,662	4,761	(16%)

403(b)/457
Annuity — plan/participant rollovers	79	38	57	60	43	(46%)	(28%)	279	160	(43%)
Annuity — ongoing contributions	314	285	300	267	237	(25%)	(11%)	910	804	(12%)

Total 403(b)/457 Annuity	393	323	357	327	280	(29%)	(14%)	1,189	964	(19%)
Mutual funds	13	13	35	23	17	31%	(26%)	82	75	(9%)

Total 403(b)/457	406	336	392	350	297	(27%)	(15%)	1,271	1,039	(18%)

Total Retirement
401(k) Annuity	1,066	973	1,153	847	987	(7%)	17%	3,523	2,987	(15%)
403(b)/457 Annuity	393	323	357	327	280	(29%)	(14%)	1,189	964	(19%)

Total Retirememt Plans Annuity deposits	1,459	1,296	1,510	1,174	1,267	(13%)	8%	4,712	3,951	(16%)
Mutual funds	875	700	719	595	535	(39%)	(10%)	2,221	1,849	(17%)

Total Retirement Plans Deposits	2,334	1,996	2,229	1,769	1,802	(23%)	2%	6,933	5,800	(16%)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT AND ADMINISTRATION

						Year Over
						Year	Sequential
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month
	2008	2008	2009	2009	2009	Change	Change
401(k)
General account	$1,446	$1,499	$1,538	$1,530	$1,533	6%	—
Non-guaranteed separate account	12,290	10,457	10,310	12,005	13,806	12%	15%

Total 401(k) — Annuity account value	$13,736	$11,956	$11,848	$13,535	$15,339	12%	13%
Mutual fund assets	18,022	14,739	14,017	15,177	16,441	(9%)	8%

Total 401(k) Assets Under Management	$31,758	$26,695	$25,865	$28,712	$31,780	—	11%

403(b)/457
General account	$5,238	$5,292	$5,456	$4,855	$4,839	(8%)	—
Non-guaranteed separate account	6,194	4,950	4,548	5,100	5,921	(4%)	16%

Total 403(b)/457 — Annuity account value	$11,432	$10,242	$10,004	$9,955	$10,760	(6%)	8%
Mutual fund assets	104	99	127	165	207	99%	25%

Total 403(b)/457 Assets Under Management	$11,536	$10,341	$10,131	$10,120	$10,967	(5%)	8%

TOTAL RETIREMENT
General account	$6,684	$6,791	$6,994	$6,385	$6,372	(5%)	—
Non-guaranteed separate account	18,484	15,407	14,858	17,105	19,727	7%	15%

Total Retirement Plans account value	$25,168	$22,198	$21,852	$23,490	$26,099	4%	11%
Mutual fund assets	18,126	14,838	14,144	15,342	16,648	(8%)	9%

Total Retirement Plans Assets Under Management	$43,294	$37,036	$35,996	$38,832	$42,747	(1%)	10%

RECORDKEEPING ONLY BUSINESS
Assets Under Administration [1]	$5,853	$5,122	$5,024	$5,372	$5,867	—	9%
Number of Participants [2]	155,373	155,914	165,038	162,610	157,867	2%	(3%)

[1]	Assets under administration are not included when calculating return on assets measures for the Retirement Plans segment and are not included in Retirement Plans Assets Under Management.

[2]	Earnings for assets under administration are predominantly driven by participant count. The participant count represents the actual number of participants.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — ACCOUNT VALUE AND ASSET ROLLFORWARD [1] [2]

	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,
	2008	2008	2009	2009	2009
401(k) GROUP ANNUITY ACCOUNT VALUE [1]
Beginning balance	$14,832	$13,736	$11,956	$11,848	$13,535
Deposits	1,066	973	1,153	847	987
Surrenders	(610)	(625)	(635)	(587)	(723)
Death benefits/annuity payouts	(10)	(9)	(8)	(3)	(13)

Net Flows	446	339	510	257	251
Change in market value/change in reserve/interest credited	(1,542)	(2,119)	(618)	1,430	1,553

Ending balance	$13,736	$11,956	$11,848	$13,535	$15,339

403(b)/457 GROUP ANNUITY ACCOUNT VALUE [1]
Beginning balance	$12,197	$11,432	$10,242	$10,004	$9,955
Deposits	393	323	357	327	280
Surrenders	(240)	(330)	(225)	(1,158)	(263)
Death benefits/annuity payouts	(12)	(12)	(11)	(11)	(9)

Net Flows	141	(19)	121	(842)	8
Change in market value/change in reserve/interest credited	(906)	(1,171)	(359)	793	797

Ending balance	$11,432	$10,242	$10,004	$9,955	$10,760

MUTUAL FUND ASSETS [2][3]
Beginning balance	$19,854	$18,126	$14,838	$14,144	$15,342
Deposits	875	700	719	595	535
Surrenders	(836)	(1,077)	(662)	(1,292)	(1,283)

Net Flows	39	(377)	57	(697)	(748)
Change in market value/change in reserve/interest credited	(1,767)	(2,911)	(751)	1,895	2,054

Ending balance	$18,126	$14,838	$14,144	$15,342	$16,648

TOTAL RETIREMENT
Beginning balance	$46,883	$43,294	$37,036	$35,996	$38,832
Deposits	2,334	1,996	2,229	1,769	1,802
Surrenders	(1,686)	(2,032)	(1,522)	(3,037)	(2,269)
Death benefits/annuity payouts	(22)	(21)	(19)	(14)	(22)

Net Flows	626	(57)	688	(1,282)	(489)
Change in market value/change in reserve/interest credited	(4,215)	(6,201)	(1,728)	4,118	4,404

Ending balance	$43,294	$37,036	$35,996	$38,832	$42,747

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Excludes Assets Under Administration

[3]	Mutual Fund assets are an internal measure of assets under management used by the Company because a portion of revenues are based upon asset levels. Mutual Fund assets are not included on the balance sheet.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL
HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Months	3 Months	SEPTEMBER 30,
	2008	2008	2009	2009	2009	Change	Change	2008	2009	Change
CORE EARNINGS
Japan operations	$(59)	$(111)	$(430)	$213	$78	NM	(63%)	$75	$(139)	NM
Other international operations	(16)	1	(25)	(71)	3	NM	NM	(19)	(93)	NM

Core earnings (loss)	$(75)	$(110)	$(455)	$142	$81	NM	(43%)	$56	$(232)	NM
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	(32)	(188)	162	(23)	(113)	NM	NM	(83)	26	NM

Net income (loss)	$(107)	$(298)	$(293)	$119	$(32)	70%	NM	$(27)	$(206)	NM

JAPAN DEPOSITS — Dollars
Individual Annuity
Variable	$868	$291	$202	$100	$17	(98%)	(83%)	$2,675	$319	(88%)
Fixed MVA and other	231	43	21	2	—	(100%)	(100%)	552	23	(96%)

Total deposits by product	$1,099	$334	$223	$102	$17	(98%)	(83%)	$3,227	$342	(89%)

JAPAN DEPOSITS — Yen
Individual Annuity
Variable	¥93,342	¥28,200	¥18,924	¥9,808	¥1,570	(98%)	(84%)	¥282,816	¥30,302	(89%)
Fixed MVA and other	24,985	4,016	1,973	202	4	(100%)	(98%)	58,152	2,179	(96%)

Total deposits by product	¥118,327	¥32,216	¥20,897	¥10,010	¥1,574	(99%)	(84%)	¥340,968	¥32,481	(90%)

JAPAN NET FLOWS — Dollars
Individual Annuity
Variable	$383	$(3,087)	$(80)	$(161)	$(249)	NM	(55%)	$1,372	$(490)	NM
Fixed MVA and other	196	1,962	(49)	(67)	(55)	NM	18%	467	(171)	NM

Total net flows by product	$579	$(1,125)	$(129)	$(228)	$(304)	NM	(33%)	$1,839	$(661)	NM

JAPAN NET FLOWS — Yen
Individual Annuity
Variable	¥41,213	¥(309,214)	¥(7,485)	¥(15,543)	¥(23,338)	NM	(50%)	¥144,771	¥(46,366)	NM
Fixed MVA and other	21,193	177,526	(4,631)	(6,467)	(5,160)	NM	20%	49,169	(16,258)	NM

Total net flows by product	¥62,406	¥(131,688)	¥(12,116)	¥(22,010)	¥(28,498)	NM	(29%)	¥193,940	¥(62,624)	NM

JAPAN AUM — Dollars
Individual Annuity
Variable	$32,706	$29,726	$26,567	$29,272	$31,698	(3%)	8%
Fixed MVA and other [1]	2,416	4,769	4,379	4,437	4,732	96%	7%

Total AUM by product	$35,122	$34,495	$30,946	$33,709	$36,430	4%	8%

JAPAN AUM — Yen
Individual Annuity
Variable	¥3,472,208	¥2,694,696	¥2,624,041	¥2,824,321	¥2,838,078	(18%)	—
Fixed MVA and other [1]	256,542	432,267	432,525	428,035	423,675	65%	(1%)

Total AUM by product	¥3,728,750	¥3,126,963	¥3,056,566	¥3,252,356	¥3,261,753	(13%)	—

[1]	Of the total ending fixed MVA and other balance as of September 30, 2009 of $4.7 billion and ¥424.0 billion, approximately $2.0 billion and ¥180.5 billion is related to the triggering of the guaranteed minimum income benefit for the 3 Win product. This account value is not expected to generate material future profit or loss to the Company.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2008	2008	2009	2009	2009	Change	Change	2008	2009	Change
Revenues
Premiums and other considerations
Variable annuity fees	$205	$170	$159	$165	$179	(13%)	8%	$628	$503	(20%)
Other fees	10	25	12	12	13	30%	8%	44	37	(16%)

Total fee income	215	195	171	177	192	(11%)	8%	672	540	(20%)
Reinsurance premiums	(2)	(2)	(2)	(1)	(2)	—	(100%)	(7)	(5)	29%

Total premiums and other considerations	213	193	169	176	190	(11%)	8%	665	535	(20%)

Net investment income
Net investment income on G/A assets	27	30	29	39	37	37%	(5%)	76	105	38%
Net investment income on assigned capital	2	21	12	8	11	NM	38%	4	31	NM
Charge for invested capital	—	—	—	—	(2)	—	—	—	(2)	—

Total net investment income	29	51	41	47	46	59%	(2%)	80	134	68%
Net realized capital gains (losses) — core	(8)	(2)	(5)	2	8	NM	NM	(26)	5	NM

Total core revenues	234	242	205	225	244	4%	8%	719	674	(6%)
Net realized gains (losses) and other, before tax and DAC, excluded from core revenues	(43)	(218)	260	(55)	(173)	NM	NM	(148)	32	NM

Total revenues	191	24	465	170	71	(63%)	(58%)	571	706	24%

Benefits and Expenses
Benefits and losses
Death and other benefits [1]	146	70	554	(133)	16	(89%)	NM	160	437	173%
Change in reserve	—	—	58	—	(2)	—	—	—	56	—
Sales inducements	1	—	(1)	1	3	NM	NM	1	3	NM
Interest credited on G/A assets	9	11	12	11	11	22%	—	25	34	36%

Total benefits and losses	156	81	623	(121)	28	(82%)	NM	186	530	185%

Other insurance expenses
Commissions & wholesaling expenses	73	32	27	20	10	(86%)	(50%)	216	57	(74%)
Operating expenses	43	49	39	37	33	(23%)	(11%)	129	109	(16%)
Premium taxes and other expenses	11	7	5	4	4	(64%)	—	25	13	(48%)

Subtotal — expenses before deferral	127	88	71	61	47	(63%)	(23%)	370	179	(52%)
Deferred policy acquisition costs	(67)	(22)	(14)	(7)	(1)	99%	86%	(199)	(22)	89%

Total other insurance expense	60	66	57	54	46	(23%)	(15%)	171	157	(8%)
Amortization of deferred policy acquisition costs [1]	109	265	187	(36)	50	(54%)	NM	247	201	(19%)

Total benefits and expenses	325	412	867	(103)	124	(62%)	NM	604	888	47%
Core earnings (loss) before income taxes	(91)	(170)	(662)	328	120	NM	(63%)	115	(214)	NM
Income tax expense (benefit) [1]	(32)	(59)	(232)	115	42	NM	(63%)	40	(75)	NM

Core earnings (loss) [1] [2]	(59)	(111)	(430)	213	78	NM	(63%)	75	(139)	NM
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	(22)	(154)	167	(41)	(121)	NM	(195%)	(73)	5	NM

Net Income (loss) [1]	$(81)	$(265)	$(263)	$172	$(43)	47%	NM	$2	$(134)	NM

RETURN ON ASSETS (After-tax bps)
Core earnings [3]	(64.4)	(127.6)	(525.7)	263.6	89.0	NM	(66%)	27.5	(52.3)	NM
Net income [3]	(88.5)	(304.5)	(321.5)	212.8	(49.0)	45%	NM	0.7	(50.4)	NM

[1]	The DAC unlock recorded in the three months ended September 30, 2008, March 31, 2009, June 30, 2009, and September 30, 2009 effected each income statement line item as follows:

	September 30, 2008	March 31, 2009	June 30, 2009	September 30, 2009
Other Fees	$(7)	$—	$—	$—
Death and other benefits	139	509	(179)	(22)
Sales Inducements	1	1	—	2
Amortization of deferred policy acquisition costs	42	135	(86)	(6)
Income tax expense (benefit)	(66)	(225)	92	9
Core earnings (loss)	(123)	(420)	173	17
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	8	2	3	(6)
Net income (loss)	(115)	(418)	176	11

[2]	Includes the after-tax charge of $152 recorded in the three months ended December 31, 2008 for the effect of the triggering of the guaranteed minimum income benefit for the 3 Win product on amortization of deferred policy acquisition costs and policyholder benefits and additional 3 Win related charges recorded in the three months ended March 31, 2009 of $40. See Note 2 on page L-26 for additional information on the 3Win Trigger.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
SUPPLEMENTAL DATA — ACCOUNT VALUE ROLLFORWARD — Dollars

	THREE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,
	2008	2008	2009	2009	2009
VARIABLE ANNUITIES
Beginning balance	$35,910	$32,706	$29,726	$26,567	$29,272
Deposits/Premiums/other	868	291	202	100	17
Surrenders	(370)	(297)	(127)	(164)	(166)
Death benefits/annuitizations/other [1]	(115)	(910)	(136)	(97)	(100)
Transfers - 3 Win [1]	—	(2,171)	(19)	—	—

Net Flows	383	(3,087)	(80)	(161)	(249)
Change in market value/currency/change in reserve/interest credited	(3,508)	(4,662)	(774)	2,209	381
Effect of currency translation	(79)	4,769	(2,305)	657	2,294

Ending balance	$32,706	$29,726	$26,567	$29,272	$31,698

FIXED MVA AND OTHER [2]
Beginning balance	$2,212	$2,416	$4,769	$4,379	$4,437
Deposits/Premiums/other	231	43	21	2	—
Surrenders	(17)	(62)	(38)	(42)	(28)
Death benefits/annuitizations/other [1]	(18)	(190)	(51)	(27)	(27)
Transfers - 3 Win [1]	—	2,171	19	—	—

Net Flows	196	1,962	(49)	(67)	(55)
Change in market value/currency/change in reserve/interest credited	9	(18)	52	21	8
Effect of currency translation	(1)	409	(393)	104	342

Ending balance	$2,416	$4,769	$4,379	$4,437	$4,732

TOTAL JAPAN
Beginning balance	$38,122	$35,122	$34,495	$30,946	$33,709
Deposits/Premiums/other	1,099	334	223	102	17
Surrenders	(387)	(359)	(165)	(206)	(194)
Death benefits/annuitizations/other [1]	(133)	(1,100)	(187)	(124)	(127)

Net Flows	579	(1,125)	(129)	(228)	(304)
Change in market value/change in reserve/interest credited	(3,499)	(4,680)	(722)	2,230	389
Effect of currency translation	(80)	5,178	(2,698)	761	2,636

Ending balance	$35,122	$34,495	$30,946	$33,709	$36,430

[1]	The three months ended September 30, 2009 includes the effect of the triggering of a portion of the remaining guaranteed minimum income benefit (“GMIB”) for the 3 Win product. This GMIB requires the policyholder to elect one of two options; either (1) receive 80% of their initial deposit without surrender penalty or (2) receive 100% of the initial deposit via a 15 year pay out annuity. Additionally the current period payments were $15 and interest credited of $16 associated with option (2) are included in the fixed MVA and other — death benefits/annuitizations/other and change in market value/change in reserve/interest credited.

[2]	Of the total ending fixed MVA and other balance as of September 30, 2009 of $4.7 billion, approximately $2.0 billion is related to the triggering of the guaranteed minimum income benefit for the 3 Win product. This account value is not expected to generate material future profit or loss to the Company.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
SUPPLEMENTAL DATA — ACCOUNT VALUE ROLLFORWARD — Yen

	THREE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,
	2008	2008	2009	2009	2009
VARIABLE ANNUITIES
Beginning balance	¥3,806,639	¥3,472,208	¥2,694,696	¥2,624,041	¥2,824,321
Deposits/Premiums/other	93,342	28,200	18,924	9,808	1,570
Surrenders	(39,753)	(28,757)	(11,891)	(15,849)	(15,556)
Death benefits/annuitizations/other [1]	(12,376)	(111,840)	(12,708)	(9,502)	(9,352)
Transfers - 3 Win [1]	—	(196,817)	(1,810)	—	—

Net Flows	41,213	(309,214)	(7,485)	(15,543)	(23,338)
Change in market value/change in reserve/interest credited	(375,644)	(468,298)	(63,170)	215,823	37,095

Ending balance	3,472,208	2,694,696	2,624,041	2,824,321	2,838,078

FIXED MVA AND OTHER [2]
Beginning balance	234,442	256,542	432,267	432,525	428,035
Deposits/Premiums/other	24,985	4,016	1,973	202	4
Surrenders	(1,845)	(5,921)	(3,626)	(4,063)	(2,606)
Death benefits/annuitizations/other [1]	(1,947)	(17,386)	(4,788)	(2,606)	(2,558)
Transfers - 3 Win [1]	—	196,817	1,810	—	—

Net Flows	21,193	177,526	(4,631)	(6,467)	(5,160)
Change in market value/change in reserve/interest credited	1,011	725	2,648	2,646	2,586
Effect of currency translation on USD Fixed Annuity products	(104)	(2,526)	2,241	(669)	(1,786)

Ending balance	256,542	432,267	432,525	428,035	423,675

TOTAL JAPAN
Beginning balance	4,041,081	3,728,750	3,126,963	3,056,566	3,252,356
Deposits/Premiums/other	118,327	32,216	20,897	10,010	1,574
Surrenders	(41,598)	(34,678)	(15,517)	(19,912)	(18,162)
Death benefits/annuitizations/other [1]	(14,323)	(129,226)	(17,496)	(12,108)	(11,910)

Net Flows	62,406	(131,688)	(12,116)	(22,010)	(28,498)
Change in market value/change in reserve/interest credited	(374,633)	(467,573)	(60,522)	218,469	39,681
Effect of currency translation on USD Fixed Annuity products	(104)	(2,526)	2,241	(669)	(1,786)

Ending balance	¥3,728,750	¥3,126,963	¥3,056,566	¥3,252,356	¥3,261,753

[1]	The three months ended September 30, 2009 includes the effect of the triggering of a portion of the remaining guaranteed minium income benefit (“GMIB”) for the 3 Win product. The GMIB requires the policyholder to elect one of the two options; either (1) receive 80% of their initial deposit without surrender penalty or (2) receive 100% of the initial deposit via a 15 year pay out annuity. Additionally, the current period payments were ¥1.4 billion and interest credited of ¥1.5 billion associated with option (2) are included in the fixed MVA and other — death benefits/annuitizations/other and change in market value/change in reserve/interest credited.

[2]	Of the total ending fixed MVA and other balance as of September 30, 2009 of ¥424.0 billion, approximately ¥180.5 billion is related to the triggering of the guaranteed minimum income benefit for the 3 Win product. This account value is not expected to generate material future profit or loss to the Company.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
INCOME STATEMENTS

	THREE MONTHS ENDED					Year Over Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
Revenues	2008	2008	2009	2009	2009	Change	Change	2008	2009	Change
Premiums and other considerations
Variable annuity fees	$18	$13	$15	$16	$16	(11%)	—	$57	$47	(18%)
Cost of insurance charges	13	16	20	19	8	(38%)	(58%)	46	47	2%
Mutual fund and other fees	9	4	5	3	4	(56%)	33%	16	12	(25%)

Total fee income	40	33	40	38	28	(30%)	(26%)	119	106	(11%)

Direct premiums	241	218	208	74	31	(87%)	(58%)	671	313	(53%)

Total premiums and other considerations	281	251	248	112	59	(79%)	(47%)	790	419	(47%)

Net investment income
Net investment income on G/A assets	231	180	187	212	209	(10%)	(1%)	784	608	(22%)
Net investment income on assigned capital	8	9	5	6	6	(25%)	—	26	17	(35%)
Charge for invested capital	1	2	2	2	1	—	(50%)	3	5	67%

Total net investment income	240	191	194	220	216	(10%)	(2%)	813	630	(23%)
Net realized capital gains (losses) — core	1	(1)	(2)	(2)	(1)	NM	50%	1	(5)	NM

Total core revenues	522	441	440	330	274	(48%)	(17%)	1,604	1,044	(35%)

Net realized gains (losses), before tax and DAC, excluded from core revenues	(606)	123	(237)	(93)	(144)	76%	(55%)	(912)	(474)	48%

Total revenues	(84)	564	203	237	130	NM	(45%)	692	570	(18%)

Benefits and Expenses
Benefits and losses
Death benefits	12	15	20	19	8	(33%)	(58%)	42	47	12%
Other contract benefits	120	130	126	133	134	12%	1%	353	393	11%
Change in reserve	221	198	189	61	13	(94%)	(79%)	618	263	(57%)
Interest credited on G/A assets	132	133	112	110	107	(19%)	(3%)	418	329	(21%)

Total benefits and losses	485	476	447	323	262	(46%)	(19%)	1,431	1,032	(28%)

Other insurance expenses
Commissions & wholesaling expenses	19	11	13	1	5	(74%)	NM	48	19	(60%)
Operating expenses	22	18	16	16	17	(23%)	6%	67	49	(27%)
Premium taxes and other expenses	2	3	2	1	(2)	NM	NM	4	1	(75%)

Subtotal — expenses before deferral	43	32	31	18	20	(53%)	11%	119	69	(42%)
Deferred policy acquisition costs	(8)	(5)	(4)	(1)	(1)	88%	—	(26)	(6)	77%

Total other insurance expense	35	27	27	17	19	(46%)	12%	93	63	(32%)
Amortization of deferred policy acquisition costs	5	3	5	2	6	20%	NM	16	13	(19%)

Total benefits and expenses	525	506	479	342	287	(45%)	(16%)	1,540	1,108	(28%)

Core earnings (loss) before income taxes	(3)	(65)	(39)	(12)	(13)	NM	(8%)	64	(64)	NM
Income tax expense (benefit)	(4)	(25)	(19)	(7)	(6)	(50%)	14%	14	(32)	NM

Core earnings (loss) [1]	1	(40)	(20)	(5)	(7)	NM	(40%)	50	(32)	NM
Net realized gains (losses), net of tax and DAC, excluded from core earnings	(394)	81	(154)	(61)	(94)	76%	(54%)	(593)	(309)	48%

Net income (loss) [1]	$(393)	$41	$(174)	$(66)	$(101)	74%	(53%)	$(543)	$(341)	37%

RETURN ON ASSETS (After-tax bps)
Core earnings	0.7	(26.7)	(13.5)	(3.3)	(4.6)	NM	(39%)	10.9	(7.1)	NM
Net income (loss)	(255.6)	27.4	(117.3)	(44.1)	(66.8)	74%	(51%)	(118.5)	(75.8)	36%

[1]	The DAC unlock recorded in the three months ended September 30, 2009 decreased both core earnings and net income by $1.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — DEPOSITS

	THREE MONTHS ENDED					Year Over Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2008	2008	2009	2009	2009	Change	Change	2008	2009	Change
Institutional
Structured settlements	231	$170	$243	$101	$66	(71%)	(35%)	642	$410	(36%)
Institutional annuities	25	10	5	1	5	(80%)	NM	86	11	(87%)
Guaranteed interest products	168	254	3	7	—	(100%)	(100%)	1,441	10	(99%)
Other	111	127	58	41	139	25%	NM	283	238	(16%)

Subtotal	535	561	309	150	210	(61%)	40%	2,452	669	(73%)
Mutual funds	282	309	342	702	387	37%	(45%)	1,248	1,431	15%

Total Institutional	817	870	651	852	597	(27%)	(30%)	3,700	2,100	(43%)

Private Placement Life Insurance
Corporate owned	17	45	7	55	16	(6%)	(71%)	138	78	(43%)
Private clients	16	13	22	70	10	(38%)	(86%)	51	102	100%

Total Private Placement Life Insurance	33	58	29	125	26	(21%)	(79%)	189	180	(5%)

Total Institutional Solutions Group	$850	$928	$680	$977	$623	(27%)	(36%)	$3,889	$2,280	(41%)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month
	2008	2008	2009	2009	2009	Change	Change
INSTITUTIONAL
General account [1]	$19,923	$19,771	$21,007	$20,129	$18,845	(5%)	(6%)
Guaranteed separate account	384	393	371	386	417	9%	8%
Non-guaranteed separate account	4,189	3,917	3,576	3,413	3,866	(8%)	13%

Total Institutional account value	24,496	24,081	24,954	23,928	$23,128	(6%)	(3%)
Mutual fund assets	3,325	2,578	2,416	3,654	4,453	34%	22%

Total Institutional Assets Under Management	$27,821	$26,659	$27,370	$27,582	$27,581	(1%)	—

PRIVATE PLACEMENT LIFE INSURANCE
General account	$6	$46	$45	$44	$44	NM	—
Non-guaranteed separate account	32,860	32,413	32,109	32,550	33,153	1%	2%

Total Private Placement Life Insurance account value	32,866	32,459	32,154	32,594	33,197	1%	2%

TOTAL INSTITUTIONAL SOLUTIONS GROUP
General account [1]	$19,929	$19,817	$21,052	$20,173	$18,889	(5%)	(6%)
Guaranteed separate account	384	393	371	386	417	9%	8%
Non-guaranteed separate account	37,049	36,330	35,685	35,963	37,019	—	3%

Total Institutional Solutions Group account value	57,362	56,540	57,108	56,522	56,325	(2%)	—
Mutual fund assets	3,325	2,578	2,416	3,654	4,453	34%	22%

Total Institutional Solutions Group Assets Under Management	$60,687	$59,118	$59,524	$60,176	$60,778	—	1%

BY PRODUCT
Institutional
Structured settlements	$6,962	$7,137	$7,373	$7,472	$7,531	8%	1%
Institutional annuities	3,089	3,067	3,030	3,037	3,064	(1%)	1%
Guaranteed interest products [1]	9,760	9,353	10,338	9,376	8,047	(18%)	(14%)
Other	4,685	4,524	4,213	4,043	4,486	(4%)	11%

Total Institutional	24,496	24,081	24,954	23,928	23,128	(6%)	(3%)

Private Placement Life Insurance	32,866	32,459	32,154	32,594	33,197	1%	2%

Total Institutional Solutions Group account value	57,362	56,540	57,108	56,522	56,325	(2%)	—

Institutional Mutual Fund Assets	3,325	2,578	2,416	3,654	4,453	34%	22%

Total Institutional Solutions Group Assets Under Management	$60,687	$59,118	$59,524	$60,176	$60,778	—	1%

[1]	The March 31, 2009 balance includes approximately $1.5 billion related to an intrasegment funding agreement which is eliminated in consolidation.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — ACCOUNT VALUE AND ASSET ROLLFORWARD [1]

	THREE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,
	2008	2008	2009	2009	2009
INSTITUTIONAL INVESTMENT PRODUCTS ACCOUNT VALUE [1]
Beginning balance	$25,546	$24,496	$24,081	$24,954	$23,928
Deposits	535	561	309	150	210
Surrenders	(1,294)	(810)	(631)	(1,113)	(1,457)
Death benefits/annuity payouts	(201)	(193)	(192)	(182)	(186)
Transfers [5]	—	—	—	(318)	—
Other Flows [4]	—	—	1,469	—	—

Net Flows	(960)	(442)	955	(1,463)	(1,433)
Change in market value/change in reserve/interest credited	(90)	27	(82)	437	633

Ending balance	$24,496	$24,081	$24,954	$23,928	$23,128

INSTITUTIONAL MUTUAL FUND ASSETS [2]
Beginning balance	$3,844	$3,325	$2,578	$2,416	$3,654
Deposits	282	309	342	702	387
Surrenders	(228)	(243)	(237)	(272)	(257)
Transfers [5]	—	—	—	318	—

Net Flows	54	66	105	748	130
Change in market value/change in reserve/interest credited	(573)	(813)	(267)	490	669

Ending balance	$3,325	$2,578	$2,416	$3,654	$4,453

PRIVATE PLACEMENT LIFE INSURANCE ACCOUNT VALUE [1]
Beginning balance	$32,944	$32,866	$32,459	$32,154	$32,594
Deposits	33	58	29	125	26
Surrenders	(27)	(2)	(283)	(2)	(2)
Death benefits/annuity payouts	(16)	(17)	(46)	(36)	(17)
Net Flows	(10)	39	(300)	87	7
Change in market value/change in reserve/interest credited	(42)	(419)	52	408	624
Other [3]	(26)	(27)	(57)	(55)	(28)

Ending balance	$32,866	$32,459	$32,154	$32,594	$33,197

INSTITUTIONAL SOLUTIONS GROUP
Beginning balance	$62,334	$60,687	$59,118	$59,524	$60,176
Deposits	850	928	680	977	623
Surrenders	(1,549)	(1,055)	(1,151)	(1,387)	(1,716)
Death benefits/annuity payouts	(217)	(210)	(238)	(218)	(203)
Other Flows [4]	—	—	1,469	—	—

Net Flows	(916)	(337)	760	(628)	(1,296)
Change in market value/change in reserve/interest credited	(705)	(1,205)	(297)	1,335	1,926
Other [3]	(26)	(27)	(57)	(55)	(28)

Ending balance	$60,687	$59,118	$59,524	$60,176	$60,778

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Mutual Fund assets are an internal measure used by the company because a portion of revenues are based upon asset levels. Mutual Fund assets are not included on the balance sheet.

[3]	Primarily consists of cost of insurance and M&E charges.

[4]	This flow is related to an intrasegment funding agreement which is eliminated in consolidation.

[5]	In the three months ended June 30, 2009 there was a transfer of funds related to one case from Institutional Investment Products to Institutional Mutual Funds.

PROPERTY & CASUALTY

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
FINANCIAL HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2008	2008	2009	2009	2009	Change	Change	2008	2009	Change
TOTAL PROPERTY & CASUALTY PREMIUMS
Written premiums	$2,593	$2,467	$2,459	$2,463	$2,436	(6%)	(1%)	$7,764	$7,358	(5%)
Earned premiums	2,568	2,570	2,511	2,478	2,431	(5%)	(2%)	7,768	7,420	(4%)

TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
Personal Lines	(45)	202	75	(10)	(11)	76%	(10%)	78	54	(31%)
Small Commercial	82	167	87	74	90	10%	22%	270	251	(7%)
Middle Market	(37)	148	69	56	61	NM	9%	21	186	NM
Specialty Commercial	(44)	58	23	36	30	NM	(17%)	13	89	NM

Ongoing Operations underwriting results	(44)	575	254	156	170	NM	9%	382	580	52%
Other Operations [1]	(61)	(7)	(5)	(124)	(88)	(44%)	29%	(138)	(217)	(57%)

Total Property & Casualty underwriting results	$(105)	$568	$249	$32	$82	NM	156%	$244	$363	49%

ONGOING OPERATIONS UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [2]	63.8	58.0	63.0	61.9	65.2	(1.4)	(3.3)	63.1	63.4	(0.3)
Current accident year catastrophes [3]	12.7	(0.1)	2.6	5.8	4.7	8.0	1.1	7.0	4.3	2.7
Prior accident years [4]	(2.8)	(7.6)	(2.7)	(2.4)	(5.5)	2.7	3.1	(2.1)	(3.5)	1.4

Total losses and loss adjustment expenses	73.7	50.3	62.8	65.3	64.4	9.3	0.9	68.1	64.2	3.9

Expenses [5]	27.3	27.1	26.8	28.2	28.4	(1.1)	(0.2)	26.4	27.8	(1.4)
Policyholder dividends [6]	0.7	0.2	0.2	0.2	0.2	0.5	—	0.5	0.2	0.3

Combined ratio	101.7	77.6	89.9	93.7	93.0	8.7	0.7	95.1	92.2	2.9

Catastrophes
Current year	12.7	(0.1)	2.6	5.8	4.7	8.0	1.1	7.0	4.3	2.7
Prior year	(0.2)	(0.2)	0.2	(0.2)	(0.4)	0.2	0.2	(0.2)	(0.1)	(0.1)

Catastrophe ratio	12.5	(0.4)	2.8	5.6	4.4	8.1	1.2	6.8	4.3	2.5

Combined ratio before catastrophes	89.2	78.0	87.1	88.1	88.6	0.6	(0.5)	88.2	87.9	0.3

Combined ratio before catastrophes and prior year development	91.8	85.3	90.0	90.4	93.8	(2.0)	(3.4)	90.1	91.4	(1.3)

Total Property & Casualty Income and ROE
Net (loss) income	$(774)	$291	$112	$173	$190	NM	10%	$(199)	$475	NM
Core earnings	$156	$452	$321	$212	$246	58%	16%	$865	$779	(10%)

Core earnings ROE (rolling 12 months income)
Ongoing Operations	18.1%	17.1%	16.0%	14.9%	17.5%	(0.6)	2.6
Other Operations	7.9%	5.7%	6.1%	(4.3%)	(10.7%)	(18.6)	(6.4)
Total Property & Casualty	17.2%	16.2%	15.2%	13.8%	15.8%	(1.4)	2.0

	PROPERTY & CASUALTY
	Dec. 31,	Sept. 30,
	2008	2009	Change
Selected Financial Data
Total Property and Casualty adjusted statutory surplus ($ in billions)	$6.0	$6.8	$0.8
Total Property and Casualty premium to adjusted surplus ratio	1.7	1.5	(0.2)

[1]	The three months ended September 30, 2008 included environmental reserve strengthening of $53. The three months ended June 30, 2009 included net asbestos reserve strengthening of $138. The three months ended September 30, 2009 included environmental reserve strengthening of $75.

[2]	The three months ended September 30, 2008 included a current accident year reserve release, totaling 0.4 points, related to Personal Lines auto liability claims. The three months ended December 31, 2008 included a current accident year reserve release, totaling 3.7 points, primarily related to Personal Lines auto liability claims and Small Commercial and Middle Market workers’ compensation claims. The three months ended September 30, 2009 included current accident year reserve strengthening, totaling 0.3 points, primarily related to Personal Lines auto liability claims.

[3]	Catastrophe losses for the three months ended September 30, 2008 included losses from hurricane Ike.

[4]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

[5]	The three months ended September 30, 2008 included an assessment from the Texas Windstorm Insurance Association (TWIA) totaling 0.8 points, primarily related to hurricane Ike. The three months ended March 31, 2009 included a reduction to the TWIA assessment totaling 0.6 points. The three months ended June 30, 2009 included an increase in taxes, licenses and fees due to an increase in the assessment for a second injury fund and reserve strengthening for other state funds and taxes totaling 0.9 points.

[6]	Included in policyholder dividends for the three and nine months ended September 30, 2008 were increases of 0.4 points and 0.3 points, respectively, in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2008	2008	2009	2009	2009	Change	Change	2008	2009	Change
TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
Written premiums	$2,593	$2,467	$2,459	$2,463	$2,436	(6%)	(1%)	$7,764	$7,358	(5%)
Change in unearned premium reserve	25	(103)	(52)	(15)	5	(80%)	NM	(4)	(62)	NM

Earned premiums	2,568	2,570	2,511	2,478	2,431	(5%)	(2%)	7,768	7,420	(4%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	1,638	1,488	1,581	1,534	1,586	(3%)	3%	4,902	4,701	(4%)
Current accident year catastrophes [2]	325	(3)	65	142	115	(65%)	(19%)	546	322	(41%)
Prior accident years [3]	(14)	(192)	(68)	62	(52)	NM	NM	(34)	(58)	(71%)

Total losses and loss adjustment expenses	1,949	1,293	1,578	1,738	1,649	(15%)	(5%)	5,414	4,965	(8%)

Underwriting expenses [4]	707	704	679	703	695	(2%)	(1%)	2,068	2,077	—
Dividends to policyholders [5]	17	5	5	5	5	(71%)	—	42	15	(64%)

Underwriting results	(105)	568	249	32	82	NM	156%	244	363	49%

Net servicing income	14	10	8	7	10	(29%)	43%	21	25	19%
Net investment income [6]	335	162	225	280	294	(12%)	5%	1,091	799	(27%)
Periodic net coupon settlements on credit derivatives, before-tax	2	(3)	(3)	(4)	(3)	NM	25%	5	(10)	NM
Other expenses	(57)	(41)	(49)	(50)	(46)	19%	8%	(181)	(145)	20%
Income tax expense	(33)	(244)	(109)	(53)	(91)	(176%)	(72%)	(315)	(253)	20%

Core earnings	156	452	321	212	246	58%	16%	865	779	(10%)

Add: Net realized capital losses, after-tax, excluded from core earnings	(930)	(161)	(209)	(39)	(56)	94%	(44%)	(1,064)	(304)	71%

Net (loss) income	$(774)	$291	$112	$173	$190	NM	10%	$(199)	$475	NM

Total Property & Casualty effective tax rate — net income	37.6%	35.7%	(2.1%)	9.8%	23.9%	(13.7)	14.1	56.3%	13.8%	(42.5)
Total Property & Casualty effective tax rate — core earnings	17.6%	35.1%	25.2%	20.5%	26.8%	9.2	6.3	26.7%	24.5%	(2.2)

[1]	The three months ended September 30, 2008 included a current accident year reserve release of $9, related to Personal Lines auto liability claims. The three months ended December 31, 2008 included a current accident year reserve release of $95, primarily related to Personal Lines auto liability claims and Small Commercial and Middle Market workers’ compensation claims. The three months ended September 30, 2009 included current accident year reserve strengthening of $8, primarily related to Personal Lines auto liability claims.

[2]	Catastrophe losses for the three months ended September 30, 2008 included losses from hurricane Ike.

[3]	The three months ended December 31, 2008 included $50 of net reserve releases related to Small Commercial and Middle Market workers’ compensation claims, $48 of reserve releases related to Middle Market general liability claims, $38 of reserve releases related to Personal Lines auto liability claims and $30 of reserve releases related to professional liability claims. The three months ended March 31, 2009 included $38 of reserve releases related to Middle Market general liability claims, $23 of reserve releases related to Small Commercial and Middle Market workers’ compensation claims and $20 of reserve releases related to professional liability claims. The three months ended June 30, 2009 included $138 of net asbestos reserve strengthening, partially offset by a $40 reduction in the allowance for uncollectible reinsurance, $33 of reserve releases related to Middle Market general liability claims and $30 of reserve releases related to professional liability claims. The three months ended September 30, 2009 included $45 or reserve releases related to Small Commercial and Middle Market workers’ compensation claims, $24 of reserve releases related to professional liability claims, $20 of reserve releases related to Personal Lines auto liability claims and $14 of reserve releases related to Middle Market general liability claims, partially offset by $75 of environmental reserve strengthening.

[4]	The three months ended September 30, 2008 included an assessment of $20 from the Texas Windstorm Insurance Association (TWIA), primarily related to hurricane Ike. The three months ended March 31, 2009 included a reduction to the TWIA assessment of $14. The three months ended June 30, 2009 included a $23 increase in taxes, licenses and fees due to a $6 increase in the assessment for a second injury fund and $17 reserve strengthening for other state funds and taxes.

[5]	Included in policyholder dividends for the three and nine months ended September 30, 2008 were increases of $11 and $26, respectively, in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

[6]	The decrease in net investment income for the three months ended December 31, 2008, March 31, 2009 and June 30, 2009 was primarily driven by losses on limited partnerships and other alternative investments, and lower asset levels on taxable fixed maturities, and for the three months ended March 31, 2009 and June 30, 2009 only, lower yields on taxable fixed maturities. The decrease in net investment income for the three months ended September 30, 2009 was primarily driven by lower asset levels and yields on taxable fixed maturities, partially offset by lower losses on limited partnerships and other alternative investments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2008	2008	2009	2009	2009	Change	Change	2008	2009	Change
ONGOING OPERATIONS UNDERWRITING RESULTS
Written premiums	$2,592	$2,465	$2,458	$2,462	$2,436	(6%)	(1%)	$7,759	$7,356	(5%)
Change in unearned premium reserve	25	(102)	(53)	(15)	5	(80%)	NM	(5)	(63)	NM

Earned premiums	2,567	2,567	2,511	2,477	2,431	(5%)	(2%)	7,764	7,419	(4%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	1,638	1,488	1,581	1,534	1,586	(3%)	3%	4,902	4,701	(4%)
Current accident year catastrophes [2]	325	(3)	65	142	115	(65%)	(19%)	546	322	(41%)
Prior accident years [3]	(70)	(195)	(68)	(59)	(135)	(93%)	(129%)	(160)	(262)	(64%)

Total losses and loss adjustment expenses	1,893	1,290	1,578	1,617	1,566	(17%)	(3%)	5,288	4,761	(10%)

Underwriting expenses [4]	701	697	674	699	690	(2%)	(1%)	2,052	2,063	1%
Dividends to policyholders [5]	17	5	5	5	5	(71%)	—	42	15	(64%)

Underwriting results	(44)	575	254	156	170	NM	9%	382	580	52%

Net servicing income	14	10	8	7	10	(29%)	43%	21	25	19%
Net investment income [6]	285	127	185	239	254	(11%)	6%	929	678	(27%)
Periodic net coupon settlements on credit derivatives, before-tax	2	(3)	(3)	(4)	(3)	NM	25%	5	(10)	NM
Other expenses	(58)	(39)	(50)	(48)	(47)	19%	2%	(180)	(145)	19%
Income tax expense	(39)	(236)	(97)	(87)	(106)	(172%)	(22%)	(316)	(290)	8%

Core earnings	160	434	297	263	278	74%	6%	841	838	—

Add: Net realized capital losses, after-tax, excluded from core earnings	(826)	(137)	(186)	(41)	(49)	94%	(20%)	(949)	(276)	71%

Net (loss) income	$(666)	$297	$111	$222	$229	NM	3%	$(108)	$562	NM

Ongoing Operations effective tax rate — net incom	37.8%	35.4%	(2.5%)	18.8%	25.8%	(12.0)	7.0	64.4%	18.6%	(45.8)
Ongoing Operations effective tax rate — core earnings	19.8%	35.3%	24.8%	24.7%	27.6%	7.8	2.9	27.3%	25.7%	(1.6)

[1]	The three months ended September 30, 2008 included a current accident year reserve release of $9, related to Personal Lines auto liability claims. The three months ended December 31, 2008 included a current accident year reserve release of $95, primarily related to Personal Lines auto liability claims and Small Commercial and Middle Market workers’ compensation claims. The three months ended September 30, 2009 included current accident year reserve strengthening of $8, primarily related to Personal Lines auto liability claims.

[2]	Catastrophe losses for the three months ended September 30, 2008 included losses from hurricane Ike.

[3]	The three months ended December 31, 2008 included $50 of net reserve releases related to Small Commercial and Middle Market workers’ compensation claims, $48 of reserve releases related to Middle Market general liability claims, $38 of reserve releases related to Personal Lines auto liability claims and $30 of reserve releases related to professional liability claims. The three months ended March 31, 2009 included $38 of reserve releases related to Middle Market general liability claims, $23 of reserve releases related to Small Commercial and Middle Market workers’ compensation claims and $20 of reserve releases related to professional liability claims. The three months ended June 30, 2009 included $33 of reserve releases related to Middle Market general liability claims and $30 of reserve releases related to professional liability claims. The three months ended September 30, 2009 included $45 or reserve releases related to Small Commercial and Middle Market workers’ compensation claims, $24 of reserve releases related to professional liability claims, $20 of reserve releases related to Personal Lines auto liability claims and $14 of reserve releases related to Middle Market general liability claims.

[4]	The three months ended September 30, 2008 included an assessment of $20 from the Texas Windstorm Insurance Association (TWIA), primarily related to hurricane Ike. The three months ended March 31, 2009 included a reduction to the TWIA assessment of $14. The three months ended June 30, 2009 included a $23 increase in taxes, licenses and fees due to a $6 increase in the assessment for a second injury fund and $17 reserve strengthening for other state funds and taxes.

[5]	Included in policyholder dividends for the three and nine months ended September 30, 2008 were increases of $11 and $26, respectively, in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

[6]	The decrease in net investment income for the three months ended December 31, 2008, March 31, 2009 and June 30, 2009 was primarily driven by losses on limited partnerships and other alternative investments, and lower asset levels on taxable fixed maturities, and for the three months ended March 31, 2009 and June 30, 2009 only, lower yields on taxable fixed maturities. The decrease in net investment income for the three months ended September 30, 2009 was primarily driven by lower asset levels and yields on taxable fixed maturities, partially offset by lower losses on limited partnerships and other alternative investments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS CONSOLIDATING UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009

	Personal	Small	Middle	Specialty	Ongoing
	Lines	Commercial	Market	Commercial	Operations
UNDERWRITING RESULTS
Written premiums	$1,048	$626	$496	$266	$2,436
Change in unearned premium reserve	60	(14)	(14)	(27)	5

Earned premiums	988	640	510	293	2,431

Losses and loss adjustment expenses
Current accident year before catastrophes	695	349	333	209	1,586
Current accident year catastrophes	90	19	6	—	115
Prior accident years	(25)	(19)	(52)	(39)	(135)

Total losses and loss adjustment expenses	760	349	287	170	1,566

Underwriting expenses	239	200	160	91	690
Dividends to policyholders	—	1	2	2	5

Underwriting results	$(11)	$90	$61	$30	$170

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	70.3	54.7	65.1	71.1	65.2
Current accident year catastrophes	9.1	2.9	1.2	0.2	4.7
Prior accident years [1]	(2.5)	(3.1)	(10.1)	(13.0)	(5.5)

Total losses and loss adjustment expenses	76.9	54.5	56.2	58.3	64.4

Expenses	24.2	31.2	31.4	31.0	28.4
Policyholder dividends	—	0.2	0.4	0.5	0.2

Combined ratio	101.1	85.9	88.0	89.8	93.0

Catastrophes
Current year	9.1	2.9	1.2	0.2	4.7
Prior year	(1.0)	(0.1)	0.2	0.2	(0.4)

Catastrophe ratio	8.1	2.9	1.4	0.4	4.4

Combined ratio before catastrophes	93.0	83.0	86.6	89.4	88.6

Combined ratio before catastrophes and prior year development	94.5	86.0	97.0	102.6	93.8

[1]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS CONSOLIDATING UNDERWRITING RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009

	Personal	Small	Middle	Specialty	Ongoing
	Lines	Commercial	Market	Commercial	Operations
UNDERWRITING RESULTS
Written premiums	$3,037	$1,962	$1,504	$853	$7,356
Change in unearned premium reserve	85	27	(92)	(83)	(63)

Earned premiums	2,952	1,935	1,596	936	7,419

Losses and loss adjustment expenses
Current accident year before catastrophes	1,971	1,051	1,023	656	4,701
Current accident year catastrophes	242	48	30	2	322
Prior accident years	(15)	(4)	(132)	(111)	(262)

Total losses and loss adjustment expenses	2,198	1,095	921	547	4,761

Underwriting expenses	700	586	481	296	2,063
Dividends to policyholders	—	3	8	4	15

Underwriting results	$54	$251	$186	$89	$580

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	66.8	54.3	64.1	70.0	63.4
Current accident year catastrophes	8.2	2.5	1.9	0.2	4.3
Prior accident years [1]	(0.5)	(0.2)	(8.3)	(11.9)	(3.5)

Total losses and loss adjustment expenses	74.5	56.6	57.7	58.4	64.2

Expenses	23.7	30.3	30.1	31.6	27.8
Policyholder dividends	—	0.2	0.5	0.5	0.2

Combined ratio	98.2	87.0	88.3	90.5	92.2

Catastrophes
Current year	8.2	2.5	1.9	0.2	4.3
Prior year	0.3	(0.1)	(0.6)	(0.6)	(0.1)

Catastrophe ratio	8.5	2.4	1.3	(0.4)	4.3

Combined ratio before catastrophes	89.7	84.6	87.0	90.9	87.9

Combined ratio before catastrophes and prior year development	90.5	84.8	94.7	102.1	91.4

[1]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2008	2008	2009	2009	2009	Change	Change	2008	2009	Change
UNDERWRITING RESULTS
Written premiums	$2,592	$2,465	$2,458	$2,462	$2,436	(6%)	(1%)	$7,759	$7,356	(5%)
Change in unearned premium reserve	25	(102)	(53)	(15)	5	(80%)	NM	(5)	(63)	NM

Earned premiums	2,567	2,567	2,511	2,477	2,431	(5%)	(2%)	7,764	7,419	(4%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	1,638	1,488	1,581	1,534	1,586	(3%)	3%	4,902	4,701	(4%)
Current accident year catastrophes [2]	325	(3)	65	142	115	(65%)	(19%)	546	322	(41%)
Prior accident years [3]	(70)	(195)	(68)	(59)	(135)	(93%)	(129%)	(160)	(262)	(64%)

Total losses and loss adjustment expenses	1,893	1,290	1,578	1,617	1,566	(17%)	(3%)	5,288	4,761	(10%)

Underwriting expenses [4]	701	697	674	699	690	(2%)	(1%)	2,052	2,063	1%
Dividends to policyholders [5]	17	5	5	5	5	(71%)	—	42	15	(64%)

Underwriting results	$(44)	$575	$254	$156	$170	NM	9%	$382	$580	52%

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	63.8	58.0	63.0	61.9	65.2	(1.4)	(3.3)	63.1	63.4	(0.3)
Current accident year catastrophes [2]	12.7	(0.1)	2.6	5.8	4.7	8.0	1.1	7.0	4.3	2.7
Prior accident years [3] [6]	(2.8)	(7.6)	(2.7)	(2.4)	(5.5)	2.7	3.1	(2.1)	(3.5)	1.4

Total losses and loss adjustment expenses	73.7	50.3	62.8	65.3	64.4	9.3	0.9	68.1	64.2	3.9

Expenses	27.3	27.1	26.8	28.2	28.4	(1.1)	(0.2)	26.4	27.8	(1.4)
Policyholder dividends	0.7	0.2	0.2	0.2	0.2	0.5	—	0.5	0.2	0.3

Combined ratio	101.7	77.6	89.9	93.7	93.0	8.7	0.7	95.1	92.2	2.9

Catastrophes
Current year	12.7	(0.1)	2.6	5.8	4.7	8.0	1.1	7.0	4.3	2.7
Prior year	(0.2)	(0.2)	0.2	(0.2)	(0.4)	0.2	0.2	(0.2)	(0.1)	(0.1)

Catastrophe ratio	12.5	(0.4)	2.8	5.6	4.4	8.1	1.2	6.8	4.3	2.5

Combined ratio before catastrophes	89.2	78.0	87.1	88.1	88.6	0.6	(0.5)	88.2	87.9	0.3

Combined ratio before catastrophes and prior year development	91.8	85.3	90.0	90.4	93.8	(2.0)	(3.4)	90.1	91.4	(1.3)

[1]	The three months ended September 30, 2008 included a current accident year reserve release, totaling $9, or 0.4 points, related to Personal Lines auto liability claims. The three months ended December 31, 2008 included a current accident year reserve release, totaling $95, or 3.7 points, primarily related to Personal Lines auto liability claims and Small Commercial and Middle Market workers’ compensation claims. The three months ended September 30, 2009 included current accident year reserve strengthening, totaling $8, or 0.3 points, primarily related to Personal Lines auto liability claims.

[2]	Catastrophe losses for the three months ended September 30, 2008 included losses from hurricane Ike.

[3]	The three months ended December 31, 2008 included $50 of net reserve releases related to Small Commercial and Middle Market workers’ compensation claims, $48 of reserve releases related to Middle Market general liability claims, $38 of reserve releases related to Personal Lines auto liability claims and $30 of reserve releases related to professional liability claims. The three months ended March 31, 2009 included $38 of reserve releases related to Middle Market general liability claims, $23 of reserve releases related to Small Commercial and Middle Market workers’ compensation claims and $20 of reserve releases related to professional liability claims. The three months ended June 30, 2009 included $33 of reserve releases related to Middle Market general liability claims and $30 of reserve releases related to professional liability claims. The three months ended September 30, 2009 included $45 or reserve releases related to Small Commercial and Middle Market workers’ compensation claims, $24 of reserve releases related to professional liability claims, $20 of reserve releases related to Personal Lines auto liability claims and $14 of reserve releases related to Middle Market general liability claims.

[4]	The three months ended September 30, 2008 included an assessment of $20 from the Texas Windstorm Insurance Association (TWIA), primarily related to hurricane Ike. The three months ended March 31, 2009 included a reduction to the TWIA assessment of $14. The three months ended June 30, 2009 included a $23 increase in taxes, licenses and fees due to a $6 increase in the assessment for a second injury fund and $17 reserve strengthening for other state funds and taxes.

[5]	Included in policyholder dividends for the three and nine months ended September 30, 2008 were increases of $11 and $26, respectively, in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

[6]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PERSONAL LINES
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2008	2008	2009	2009	2009	Change	Change	2008	2009	Change
UNDERWRITING RESULTS
Written premiums	$1,024	$936	$944	$1,045	$1,048	2%	—	$2,989	$3,037	2%
Change in unearned premium reserve	46	(49)	(35)	60	60	30%	—	48	85	77%

Earned premiums	978	985	979	985	988	1%	—	2,941	2,952	—

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	634	628	627	649	695	10%	7%	1,914	1,971	3%
Current accident year catastrophes [2]	168	(37)	42	110	90	(46%)	(18%)	295	242	(18%)
Prior accident years [3]	(9)	(35)	10	—	(25)	(178%)	—	(16)	(15)	6%

Total losses and loss adjustment expenses	793	556	679	759	760	(4%)	—	2,193	2,198	—

Underwriting expenses [4]	230	227	225	236	239	4%	1%	670	700	4%

Underwriting results	$(45)	$202	$75	$(10)	$(11)	76%	(10%)	$78	$54	(31%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	64.7	63.8	64.1	65.9	70.3	(5.6)	(4.4)	65.1	66.8	(1.7)
Current accident year catastrophes [2]	17.2	(3.8)	4.3	11.2	9.1	8.1	2.1	10.0	8.2	1.8
Prior accident years [3] [5]	(0.9)	(3.5)	1.1	—	(2.5)	1.6	2.5	(0.6)	(0.5)	(0.1)

Total losses and loss adjustment expenses	81.1	56.5	69.4	77.0	76.9	4.2	0.1	74.6	74.5	0.1

Expenses	23.5	23.0	23.0	24.0	24.2	(0.7)	(0.2)	22.8	23.7	(0.9)

Combined ratio	104.6	79.5	92.4	101.0	101.1	3.5	(0.1)	97.3	98.2	(0.9)

Catastrophes
Current year	17.2	(3.8)	4.3	11.2	9.1	8.1	2.1	10.0	8.2	1.8
Prior year	0.8	0.3	1.1	0.8	(1.0)	1.8	1.8	0.2	0.3	(0.1)

Catastrophe ratio	18.1	(3.5)	5.4	12.0	8.1	10.0	3.9	10.2	8.5	1.7

Combined ratio before catastrophes	86.5	82.9	87.0	89.0	93.0	(6.5)	(4.0)	87.2	89.7	(2.5)

Combined ratio before catastrophes and prior year development	88.3	86.8	87.0	89.8	94.5	(6.2)	(4.7)	87.9	90.5	(2.6)

COMBINED RATIO
Automobile	90.5	86.5	89.3	95.6	98.1	(7.6)	(2.5)	92.5	94.3	(1.8)
Homeowners	141.2	61.7	100.3	114.9	109.2	32.0	5.7	109.9	108.2	1.7

Total	104.6	79.5	92.4	101.0	101.1	3.5	(0.1)	97.3	98.2	(0.9)

[1]	The three months ended September 30, 2008 included a current accident year reserve release of $9, or 1.0 point, related to auto liability claims. The three months ended December 31, 2008 included a current accident year reserve release of $33, or 3.4 points, primarily related to auto liability claims. The three months ended June 30, 2009 included current accident year reserve strengthening of $2, or 0.2 points, related to auto liability claims. The three months ended September 30, 2009 included current accident year reserve strengthening of $10, or 1.0 points, related to Personal Lines auto liability claims.

[2]	Catastrophe losses for the three months ended September 30, 2008 included losses from hurricane Ike. The estimate of hurricane Ike losses was reduced by $42 during the fourth quarter of 2008.

[3]	The three months ended December 31, 2008 included $38 of reserve releases related to auto liability claims. The three months ended September 30, 2009 included $20 of reserve releases related to Personal Lines auto liability claims.

[4]	The three months ended September 30, 2008 included an assessment of $10 from the Texas Windstorm Insurance Association (TWIA), primarily related to hurricane Ike. The three months ended March 31, 2009 included a reduction to the TWIA assessment of $7.

[5]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PERSONAL LINES
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2008	2008	2009	2009	2009	Change	Change	2008	2009	Change
BUSINESS UNIT
WRITTEN PREMIUMS [1]
AARP	$741	$669	$681	$763	$755	2%	(1%)	$2,144	$2,199	3%
Agency	269	252	249	268	280	4%	4%	798	797	—
Other	14	15	14	14	13	(7%)	(7%)	47	41	(13%)

Total	$1,024	$936	$944	$1,045	$1,048	2%	—	$2,989	$3,037	2%

EARNED PREMIUMS [1]

AARP	$695	$705	$703	$709	$712	2%	—	$2,073	$2,124	2%
Agency	266	264	261	261	261	(2%)	—	816	783	(4%)
Other	17	16	15	15	15	(12%)	—	52	45	(13%)

Total	$978	$985	$979	$985	$988	1%	—	$2,941	$2,952	—

PRODUCT LINE
WRITTEN PREMIUMS [1]

Automobile	$726	$676	$707	$742	$741	2%	—	$2,153	$2,190	2%
Homeowners	298	260	237	303	307	3%	1%	836	847	1%

Total	$1,024	$936	$944	$1,045	$1,048	2%	—	$2,989	$3,037	2%

EARNED PREMIUMS [1]

Automobile	$707	$704	$704	$711	$716	1%	1%	$2,120	$2,131	1%
Homeowners	271	281	275	274	272	—	(1%)	821	821	—

Total	$978	$985	$979	$985	$988	1%	—	$2,941	$2,952	—

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Written Price Increases/(Decreases) [2]
Automobile	4%	3%	3%	3%	3%	(1%)	—	4%	3%	(1%)
Homeowners	6%	6%	6%	5%	5%	(1%)	—	6%	5%	(1%)

Premium Retention
Automobile	86%	86%	85%	85%	86%	—	1%	87%	85%	(2%)
Homeowners	90%	88%	88%	87%	90%	—	3%	90%	88%	(2%)

New Business Premium $
Automobile	$97	$96	$115	$124	$117	21%	(6%)	$268	$356	33%
Homeowners	$29	$26	$31	$40	$42	45%	5%	$80	$113	41%

Policies in force
Automobile	2,324,124	2,323,882	2,347,967	2,375,240	2,394,043	3%	1%
Homeowners	1,465,907	1,455,954	1,460,172	1,471,287	1,483,795	1%	1%

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

[2]	For all periods presented, the written pricing metric was changed in the first quarter of 2009 to exclude the impact of changes in business mix on average policy premium.

THE HARTFORD FINANCIAL SERVICES GROUP, INC. PROPERTY & CASUALTY SMALL COMMERCIAL UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2008	2008	2009	2009	2009	Change	Change	2008	2009	Change
UNDERWRITING RESULTS
Written premiums	$652	$622	$693	$643	$626	(4%)	(3%)	$2,074	$1,962	(5%)
Change in unearned premium reserve	(26)	(54)	41	—	(14)	46%	—	26	27	4%

Earned premiums	678	676	652	643	640	(6%)	—	2,048	1,935	(6%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	380	317	362	340	349	(8%)	3%	1,130	1,051	(7%)
Current accident year catastrophes [2]	49	29	6	23	19	(61%)	(17%)	93	48	(48%)
Prior accident years [3]	(46)	(39)	5	10	(19)	59%	NM	(50)	(4)	92%

Total losses and loss adjustment expenses	383	307	373	373	349	(9%)	(6%)	1,173	1,095	(7%)

Underwriting expenses [4]	204	201	191	195	200	(2%)	3%	592	586	(1%)
Dividends to policyholders [5]	9	1	1	1	1	(89%)	—	13	3	(77%)

Underwriting results	$82	$167	$87	$74	$90	10%	22%	$270	$251	(7%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	56.3	46.8	55.5	52.8	54.7	1.6	(1.9)	55.2	54.3	0.9
Current accident year catastrophes [2]	7.0	4.4	1.0	3.6	2.9	4.1	0.7	4.5	2.5	2.0
Prior accident years [3] [6]	(6.8)	(5.8)	0.8	1.5	(3.1)	(3.7)	4.6	(2.4)	(0.2)	(2.2)

Total losses and loss adjustment expenses	56.5	45.4	57.3	58.0	54.5	2.0	3.5	57.2	56.6	0.6

Expenses	30.1	29.7	29.3	30.4	31.2	(1.1)	(0.8)	28.9	30.3	(1.4)
Policyholder dividends	1.3	0.2	0.1	0.2	0.2	1.1	—	0.6	0.2	0.4

Combined ratio	87.9	75.4	86.6	88.6	85.9	2.0	2.7	86.8	87.0	(0.2)

Catastrophes
Current year	7.0	4.4	1.0	3.6	2.9	4.1	0.7	4.5	2.5	2.0
Prior year	(0.5)	—	0.1	(0.3)	(0.1)	(0.4)	(0.2)	(0.1)	(0.1)	—

Catastrophe ratio	6.5	4.4	1.1	3.3	2.9	3.6	0.4	4.4	2.4	2.0

Combined ratio before catastrophes	81.4	71.0	85.5	85.3	83.0	(1.6)	2.3	82.4	84.6	(2.2)

Combined ratio before catastrophes and prior year development	87.7	76.8	84.8	83.4	86.0	1.7	(2.6)	84.7	84.8	(0.1)

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Written Price Increases/(Decreases)	(2%)	1%	—	—	(1%)	1%	(1%)	(2%)	(1%)	1%

Premium Retention	83%	81%	79%	78%	78%	(5%)	—	82%	78%	(4%)

New Business Premium $	$105	$97	$119	$120	$126	20%	5%	$349	$365	5%

Policies in force	1,062,291	1,055,463	1,053,568	1,060,482	1,069,157	1%	1%

[1]	The three months ended December 31, 2008 included a current accident year reserve release, totaling $30, or 4.4 points, primarily related to workers’ compensation business.

[2]	Catastrophe losses for the three months ended September 30, 2008 included losses from hurricane Ike. The estimate of hurricane Ike losses was increased by $31 during the fourth quarter of 2008.

[3]	The three months ended September 30, 2008, December 31, 2008 and September 30, 2009 included reserve releases of $33, $20 and $13, respectively, related to workers’ compensation business.

[4]	The three months ended September 30, 2008 included an assessment of $7 from the Texas Windstorm Insurance Association (TWIA), primarily related to hurricane Ike. The three months ended March 31, 2009 included a reduction to the TWIA assessment of $5.

[5]	Included in policyholder dividends for the three and nine months ended September 30, 2008 were increases of $6 and $8, respectively, in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

[6]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
MIDDLE MARKET
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2008	2008	2009	2009	2009	Change	Change	2008	2009	Change
UNDERWRITING RESULTS
Written premiums	$571	$577	$526	$482	$496	(13%)	3%	$1,665	$1,504	(10%)
Change in unearned premium reserve	2	15	(22)	(56)	(14)	NM	75%	(72)	(92)	(28%)

Earned premiums	569	562	548	538	510	(10%)	(5%)	1,737	1,596	(8%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	389	314	359	331	333	(14%)	1%	1,146	1,023	(11%)
Current accident year catastrophes [2]	64	10	16	8	6	(91%)	(25%)	106	30	(72%)
Prior accident years [3]	(18)	(79)	(58)	(22)	(52)	(189%)	(136%)	(55)	(132)	(140%)

Total losses and loss adjustment expenses	435	245	317	317	287	(34%)	(9%)	1,197	921	(23%)

Underwriting expenses [4]	167	167	160	161	160	(4%)	(1%)	500	481	(4%)
Dividends to policyholders [5]	4	2	2	4	2	(50%)	(50%)	19	8	(58%)

Underwriting results	$(37)	$148	$69	$56	$61	NM	9%	$21	$186	NM

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	68.1	56.0	65.5	61.6	65.1	3.0	(3.5)	65.9	64.1	1.8
Current accident year catastrophes [2]	11.2	1.8	2.8	1.6	1.2	10.0	0.4	6.1	1.9	4.2
Prior accident years [3] [6]	(3.2)	(14.1)	(10.5)	(4.2)	(10.1)	6.9	5.9	(3.2)	(8.3)	5.1

Total losses and loss adjustment expenses	76.1	43.7	57.8	59.1	56.2	19.9	2.9	68.8	57.7	11.1

Expenses	29.6	29.7	29.3	29.8	31.4	(1.8)	(1.6)	28.8	30.1	(1.3)
Policyholder dividends	0.7	0.3	0.4	0.6	0.4	0.3	0.2	1.1	0.5	0.6

Combined ratio	106.4	73.7	87.5	89.5	88.0	18.4	1.5	98.8	88.3	10.5

Catastrophes
Current year	11.2	1.8	2.8	1.6	1.2	10.0	0.4	6.1	1.9	4.2
Prior year	(1.1)	(0.8)	(1.0)	(0.8)	0.2	(1.3)	(1.0)	(0.4)	(0.6)	0.2

Catastrophe ratio	10.1	1.1	1.8	0.8	1.4	8.7	(0.6)	5.7	1.3	4.4

Combined ratio before catastrophes	96.3	72.7	85.7	88.7	86.6	9.7	2.1	93.1	87.0	6.1

Combined ratio before catastrophes and prior year development	98.4	86.0	95.2	92.1	97.0	1.4	(4.9)	95.8	94.7	1.1

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Written Price Increases/(Decreases)	(5%)	(3%)	(2%)	(1%)	(1%)	4%	—	(6%)	(2%)	4%

Premium Retention	78%	77%	75%	71%	71%	(7%)	—	78%	73%	(5%)

New Business Premium $	$111	$103	$115	$106	$103	(7%)	(3%)	$317	$324	2%

Policies in force [7]	97,388	97,308	97,176	96,574	95,966	(1%)	(1%)

[1]	The three months ended December 31, 2008 included a current accident year reserve release, totaling $28, or 5.1 points, primarily related to workers’ compensation business. The three months ended September 30, 2009 included a current accident year reserve release, totaling $2, or 0.4 points, primarily related to general liability claims.

[2]	Catastrophe losses for the three months ended September 30, 2008 included losses from hurricane Ike.

[3]	The three months ended December 31, 2008 included net reserve releases of $48 related to general liability claims and reserve releases of $30 related to workers’ compensation business. The three months ended March 31, 2009, June 30, 2009 and September 30, 2009 included reserve releases of $38, $33 and $14, respectively, related to general liability claims. The three months ended September 30, 2009 included $32 of reserve releases related to workers’ compensation claims.

[4]	The three months ended September 30, 2008 included an assessment of $3 from the Texas Windstorm Insurance Association (TWIA), primarily related to hurricane Ike. The three months ended March 31, 2009 included a reduction to the TWIA assessment of $2.

[5]	Included in policyholder dividends for the nine months ended September 30, 2008 was a $14 increase in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

[6]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

[7]	During the fourth quarter of 2008, the livestock business was resegmented from Specialty Commercial to Middle Market. As such, policies in force for all prior periods presented have been restated to fully reflect the resegmentation.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2008	2008	2009	2009	2009	Change	Change	2008	2009	Change
UNDERWRITING RESULTS
Written premiums [1]	$345	$330	$295	$292	$266	(23%)	(9%)	$1,031	$853	(17%)
Change in unearned premium reserve	3	(14)	(37)	(19)	(27)	NM	(42%)	(7)	(83)	NM

Earned premiums	342	344	332	311	293	(14%)	(6%)	1,038	936	(10%)

Losses and loss adjustment expenses
Current accident year before catastrophes [2]	235	229	233	214	209	(11%)	(2%)	712	656	(8%)
Current accident year catastrophes [3]	44	(5)	1	1	—	(100%)	(100%)	52	2	(96%)
Prior accident years [4]	3	(42)	(25)	(47)	(39)	NM	17%	(39)	(111)	(185%)

Total losses and loss adjustment expenses	282	182	209	168	170	(40%)	1%	725	547	(25%)

Underwriting expenses [5]	100	102	98	107	91	(9%)	(15%)	290	296	2%
Dividends to policyholders [6]	4	2	2	—	2	(50%)	—	10	4	(60%)

Underwriting results	$(44)	$58	$23	$36	$30	NM	(17%)	$13	$89	NM

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [2]	68.7	66.4	70.3	68.7	71.1	(2.4)	(2.4)	68.6	70.0	(1.4)
Current accident year catastrophes [3]	13.2	(1.7)	0.1	0.3	0.2	13.0	0.1	5.1	0.2	4.9
Prior accident years [4] [7]	0.6	(12.0)	(7.9)	(15.0)	(13.0)	13.6	(2.0)	(3.8)	(11.9)	8.1

Total losses and loss adjustment expenses	82.5	52.7	62.6	54.0	58.3	24.2	(4.3)	69.9	58.4	11.5

Expenses	29.0	29.7	29.5	34.5	31.0	(2.0)	3.5	27.9	31.6	(3.7)
Policyholder dividends	1.3	0.5	0.7	0.1	0.5	0.8	(0.4)	1.0	0.5	0.5

Combined ratio	112.8	83.0	92.8	88.7	89.8	23.0	(1.1)	98.8	90.5	8.3

Catastrophes
Current year	13.2	(1.7)	0.1	0.3	0.2	13.0	0.1	5.1	0.2	4.9
Prior year	(0.8)	(1.5)	(0.2)	(1.7)	0.2	(1.0)	(1.9)	(1.0)	(0.6)	(0.4)

Catastrophe ratio	12.4	(3.2)	(0.1)	(1.4)	0.4	12.0	(1.8)	4.0	(0.4)	4.4

Combined ratio before catastrophes	100.4	86.1	92.9	90.1	89.4	11.0	0.7	94.7	90.9	3.8

Combined ratio before catastrophes and prior year development	99.0	96.7	100.5	103.4	102.6	(3.6)	0.8	97.4	102.1	(4.7)

[1]	Concurrent with the sale of the Company’s core excess and surplus lines of business in March, 2009, the Company ceded $26 of unearned premium to the buyer, reflected as a reduction of written premium in the three months ended March 31, 2009.

[2]	The three months ended December 31, 2008 included a current accident year reserve release, totaling $3, or 0.9 points, primarily related to programs business. The three months ended June 30, 2009 included a current accident year reserve release, totaling $2, or 0.7 points, related to workers’ compensation business.

[3]	Catastrophe losses for the three months ended September 30, 2008 included losses from hurricane Ike.

[4]	The three months ended December 31, 2008, March 31, 2009 and September 30, 2009 included reserve releases of $30, $20 and $24, respectively, related to professional liability claims. The three months ended June 30, 2009 included a reserve release of $30 related to professional liability claims and a $20 reduction in the allowance for uncollectible reinsurance.

[5]	The three months ended June 30, 2009 included a $23 increase in taxes, licenses and fees due to a $6 increase in the assessment for a second injury fund and $17 reserve strengthening for other state funds and taxes.

[6]	Included in policyholder dividends for the nine months ended September, 30, 2008 was a $5 increase in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

[7]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2008	2008	2009	2009	2009	Change	Change	2008	2009	Change
WRITTEN PREMIUMS [1]

Property [2]	$14	$15	$(16)	$—	$—	(100%)	—	$35	$(16)	NM
Casualty	134	110	150	128	109	(19%)	(15%)	428	387	(10%)
Professional Liability, Fidelity and Surety	178	185	143	148	140	(21%)	(5%)	506	431	(15%)
Other	19	20	18	16	17	(11%)	6%	62	51	(18%)

Total	$345	$330	$295	$292	$266	(23%)	(9%)	$1,031	$853	(17%)

EARNED PREMIUMS [1]

Property	$19	$17	$13	$3	$3	(84%)	—	$70	$19	(73%)
Casualty	131	131	130	124	116	(11%)	(6%)	395	370	(6%)
Professional Liability, Fidelity and Surety	173	173	171	165	158	(9%)	(4%)	512	494	(4%)
Other	19	23	18	19	16	(16%)	(16%)	61	53	(13%)

Total	$342	$344	$332	$311	$293	(14%)	(6%)	$1,038	$936	(10%)

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

[2]	Concurrent with the sale of the Company’s core excess and surplus lines of business in March, 2009, the Company ceded $26 of unearned premium to the buyer, reflected as a reduction of written premium in the three months ended March 31, 2009.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OTHER OPERATIONS
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2008	2008	2009	2009	2009	Change	Change	2008	2009	Change
UNDERWRITING RESULTS
Written premiums	$1	$2	$1	$1	$—	(100%)	(100%)	$5	$2	(60%)
Change in unearned premium reserve	—	(1)	1	—	—	—	—	1	1	—

Earned premiums	1	3	—	1	—	(100%)	(100%)	4	1	(75%)

Losses and loss adjustment expenses
Current accident year before catastrophes	—	—	—	—	—	—	—	—	—	—
Current accident year catastrophes	—	—	—	—	—	—	—	—	—	—
Prior accident years [1]	56	3	—	121	83	48%	(31%)	126	204	62%

Total losses and loss adjustment expenses	56	3	—	121	83	48%	(31%)	126	204	62%

Underwriting expenses	6	7	5	4	5	(17%)	25%	16	14	(13%)

Underwriting results	$(61)	$(7)	$(5)	$(124)	$(88)	(44%)	29%	$(138)	$(217)	(57%)

Net investment income	50	35	40	41	40	(20%)	(2%)	162	121	(25%)
Other expenses	1	(2)	1	(2)	1	—	NM	(1)	—	100%
Income tax benefit (expense)	6	(8)	(12)	34	15	150%	(56%)	1	37	NM

Core earnings	(4)	18	24	(51)	(32)	NM	37%	24	(59)	NM

Add: Net realized capital (losses) gains, after-tax	(104)	(24)	(23)	2	(7)	93%	NM	(115)	(28)	76%

Net (loss) income	$(108)	$(6)	$1	$(49)	$(39)	64%	20%	$(91)	$(87)	4%

[1]	The three months ended September 30, 2008 included environmental reserve strengthening of $53. The three months ended June 30, 2009 included net asbestos reserve strengthening of $138 partially offset by a $20 reduction in the allowance for uncollectible reinsurance. The three months ended September 30, 2009 included environmental reserve strengthening of $75.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OTHER OPERATIONS LOSSES AND LOSS ADJUSTMENT EXPENSES

	Asbestos		Environmental	All Other [1]	Total
For the Three Months Ended September 30, 2009
Beginning liability — net [2] [3]	$1,997		$257	$1,467	$3,721
Losses and loss adjustment expenses incurred	—		75	8	83
Losses and loss adjustment expenses paid	(57)		(13)	(25)	(95)

Ending liability — net [2] [3]	$1,940	[5]	$319	$1,450	$3,709

	Asbestos		Environmental	All Other [1]	Total
For the Nine Months Ended September 30, 2009
Beginning liability — net [2] [3]	$1,884		$269	$1,628	$3,781
Losses and loss adjustment expenses incurred	138		75	(9)	204
Losses and loss adjustment expenses paid	(133)		(28)	(115)	(276)
Reclassification of asbestos and environmental liabilities [4]	51		3	(54)	—

Ending liability — net [2] [3]	$1,940	[5]	$319	$1,450	$3,709

[1]	“All Other” also includes unallocated loss adjustment expense reserves and the allowance for uncollectible reinsurance.

[2]	Excludes asbestos and environmental net liabilities reported in Ongoing Operations of $11 and $5, respectively, as of September 30, 2009. Total net losses and loss adjustment expenses incurred in Ongoing Operations for the three and nine months ended September 30, 2009 includes $4 and $12, respectively, related to asbestos and environmental claims. Total net losses and loss adjustment expenses paid in Ongoing Operations for the three and nine months ended September 30, 2009 includes $3 and $13, respectively, related to asbestos and environmental claims.

[3]	Gross of reinsurance, asbestos and environmental reserves, including liabilities in Ongoing Operations, were $2,550 and $384, respectively, as of September 30, 2009.

[4]	During the three months ended June 30, 2009, the Company reclassified liabilities of $54 that were previously classified as “All Other” to “Asbestos” and “Environmental”.

[5]	The one year and average three year net paid amounts for asbestos claims, including Ongoing Operations, are $204 and $225, respectively, resulting in a one year net survival ratio of 9.6 and a three year net survival ratio of 8.7. Net survival ratio is the quotient of the net carried reserves divided by the average annual payment amount and is an indication of the number of years that the net carried reserve would last (i.e. survive) if the future annual claim payments were consistent with the calculated historical average.

THE HARTFORD FINANCIAL SERVICES COMPANY
PROPERTY & CASUALTY
SUMMARY OF GROSS ENVIRONMENTAL RESERVES

	As of September 30, 2009
	Number of
	Accounts [1]	Total Reserves

Accounts with future exposure > $2.5	8	$43
Accounts with future exposure < $2.5	562	109
Other Direct [2]	—	115

Total	570	$267
Assumed Reinsurance		56
London Market		61

Total Gross Environmental Reserves [3] [4]		$384

[1]	Number of accounts established as of June 2009

[2]	Includes unallocated IBNR.

[3]	The one-year gross paid amount for total environmental claims is $54, resulting in a one-year gross survival ratio of 7.1.

[4]	The three-year average annual gross paid amount for total environmental claims is $78, resulting in a three-year gross survival ratio of 4.9.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PAID AND INCURRED LOSSES AND LOSS ADJUSTMENT EXPENSES (“LAE”)
DEVELOPMENT — ASBESTOS AND ENVIRONMENTAL

	Asbestos [1]		Environmental [1]
	Paid	Incurred	Paid	Incurred
	Losses & LAE	Losses & LAE	Losses & LAE	Losses & LAE
For the Three Months Ended September 30, 2009
Gross
Direct	$52	$—	$9	$92
Assumed Reinsurance	16	—	1	—
London Market	5	—	2	12

Total	73	—	12	104
Ceded	(16)	—	1	(29)

Net	$57	$—	$13	$75

	Asbestos [1]		Environmental [1]
	Paid	Incurred	Paid	Incurred
	Loss & LAE	Loss & LAE	Loss & LAE	Loss & LAE
For the Nine Months Ended September 30, 2009
Gross
Direct	$121	$117	$22	$92
Assumed Reinsurance	33	52	5	—
London Market	14	—	4	12

Total	168	169	31	104
Ceded	(35)	(31)	(3)	(29)

Net prior to reclassification	$133	$138	$28	$75

Reclassification of asbestos and environmental liabilities [2]	—	51	—	3

Net	$133	$189	$28	$78

[1]	Excludes asbestos and environmental paid and incurred loss and LAE reported in Ongoing Operations. Total gross loss and LAE incurred in Ongoing Operations for the three and nine months ended September 30, 2009 includes $4 and $12, respectively, related to asbestos and environmental claims. Total gross loss and LAE paid in Ongoing Operations for the three and nine months ended September 30, 2009 includes $3 and $13, respectively, related to asbestos and environmental claims.

[2]	During the three months ended June 30, 2009, the Company reclassified liabilities of $54 that were previously classified as “All Other” to “Asbestos” and “Environmental”.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNPAID LOSS AND LOSS ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	For the Three Months Ended September 30, 2009
	Personal	Small	Middle	Specialty	Ongoing	Other	Total
	Lines	Commercial	Market	Commercial	Operations	Operations	P&C
Liabilities for unpaid losses and loss adjustment expenses at 7/1/09 — gross	$2,077	$3,626	$4,704	$6,939	$17,346	$4,556	$21,902
Reinsurance and other recoverables	54	168	447	2,001	2,670	835	3,505

Liabilities for unpaid losses and loss adjustment expenses at 7/1/09 — net	2,023	3,458	4,257	4,938	14,676	3,721	18,397

Provision for unpaid losses and loss adjustment expenses
Current accident year before catastrophes	695	349	333	209	1,586	—	1,586
Current accident year catastrophes	90	19	6	—	115	—	115
Prior accident years	(25)	(19)	(52)	(39)	(135)	83	(52)

Total provision for unpaid losses and loss adjustment expenses	760	349	287	170	1,566	83	1,649

Payments	(746)	(317)	(328)	(149)	(1,540)	(95)	(1,635)

Liabilities for unpaid losses and loss adjustment expenses at 9/30/09 — net	2,037	3,490	4,216	4,959	14,702	3,709	18,411
Reinsurance and other recoverables	53	165	404	2,012	2,634	856	3,490

Liabilities for unpaid losses and loss adjustment expenses at 9/30/09 — gross	$2,090	$3,655	$4,620	$6,971	$17,336	$4,565	$21,901

Earned premiums	$988	$640	$510	$293	$2,431	$—	$2,431
Loss and loss expense paid ratio	75.5	49.6	64.2	51.4	63.4
Loss and loss expense incurred ratio	76.9	54.5	56.2	58.3	64.4
Prior accident year development (pts.)	(2.5)	(3.1)	(10.1)	(13.0)	(5.5)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNPAID LOSS AND LOSS ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	For the Nine Months Ended September 30, 2009
	Personal	Small	Middle	Specialty	Ongoing	Other	Total
	Lines	Commercial	Market	Commercial	Operations	Operations	P&C
Liabilities for unpaid losses and loss adjustment expenses at 1/1/09 — gross	$2,052	$3,572	$4,744	$6,981	$17,349	$4,584	$21,933
Reinsurance and other recoverables	60	176	437	2,110	2,783	803	3,586

Liabilities for unpaid losses and loss adjustment expenses at 1/1/09 — net	1,992	3,396	4,307	4,871	14,566	3,781	18,347

Provision for unpaid losses and loss adjustment expenses
Current accident year before catastrophes	1,971	1,051	1,023	656	4,701	—	4,701
Current accident year catastrophes	242	48	30	2	322	—	322
Prior accident years	(15)	(4)	(132)	(111)	(262)	204	(58)

Total provision for unpaid losses and loss adjustment expenses	2,198	1,095	921	547	4,761	204	4,965

Payments	(2,153)	(1,001)	(1,012)	(459)	(4,625)	(276)	(4,901)

Liabilities for unpaid losses and loss adjustment expenses at 9/30/09 — net	2,037	3,490	4,216	4,959	14,702	3,709	18,411
Reinsurance and other recoverables	53	165	404	2,012	2,634	856	3,490

Liabilities for unpaid losses and loss adjustment expenses at 9/30/09 — gross	$2,090	$3,655	$4,620	$6,971	$17,336	$4,565	$21,901

Earned premiums	$2,952	$1,935	$1,596	$936	$7,419	$1	$7,420
Loss and loss expense paid ratio	72.9	51.8	63.5	49.1	62.4
Loss and loss expense incurred ratio	74.5	56.6	57.7	58.4	64.2
Prior accident year development (pts.)	(0.5)	(0.2)	(8.3)	(11.9)	(3.5)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
REINSURANCE RECOVERABLE ANALYSIS

	September 30,	December 31,
	2009	2008
Gross Reinsurance Recoverables
Paid Loss and Loss Adjustment Expenses	$221	$326
Unpaid Loss and Loss Adjustment Expenses	3,364	3,492

Subtotal Gross Reinsurance Recoverables	3,585	3,818

Less: Allowance for Uncollectible Reinsurance	(336)	(379)

Net Reinsurance Recoverables	$3,249	$3,439

	As of December 31, 2008
	Amount	% of Total

Distribution of Gross Reinsurance Recoverables
Gross Reinsurance Recoverables	$3,818
Less: Mandatory (Assigned Risk) Pools & Structured Settlements	(638)

Gross Reinsurance Recoverables Excluding Mandatory Pools & Structured Settlements	$3,180

Rated A- (Excellent) or better by A.M. Best [1]	$2,426	76.3%
Other Rated by A.M. Best	52	1.6%

Total Rated Companies	2,478	77.9%

Voluntary Pools	181	5.7%
Captives	220	6.9%
Other Not Rated Companies	301	9.5%

Total	$3,180	100.0%

[1]	Based on A.M. Best ratings as of December 31, 2008.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATED INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2008	2008	2009	2009	2009	Change	Change	2008	2009	Change
Earned premiums	$2,568	$2,570	$2,511	$2,478	$2,431	(5%)	(2%)	$7,768	$7,420	(4%)
Net investment income [1]	335	162	225	280	294	(12%)	5%	1,091	799	(27%)
Other revenues	132	127	118	120	123	(7%)	2%	377	361	(4%)
Net realized capital losses	(1,428)	(246)	(323)	(78)	(90)	94%	(15%)	(1,631)	(491)	70%

Total revenues	1,607	2,613	2,531	2,800	2,758	72%	(2%)	7,605	8,089	6%

Losses and loss adjustment expenses [2]	1,949	1,293	1,578	1,738	1,649	(15%)	(5%)	5,414	4,965	(8%)
Amortization of deferred policy acquisition costs	523	528	523	518	515	(2%)	(1%)	1,567	1,556	(1%)
Insurance operating costs and expenses [3]	201	181	161	190	185	(8%)	(3%)	543	536	(1%)
Other expenses	175	158	159	163	159	(9%)	(2%)	537	481	(10%)

Total benefits and expenses	2,848	2,160	2,421	2,609	2,508	(12%)	(4%)	8,061	7,538	(6%)

(Loss) income before income taxes	(1,241)	453	110	191	250	NM	31%	(456)	551	NM

Income tax (benefit) expense	(467)	162	(2)	18	60	NM	NM	(257)	76	NM

Net (loss) income	(774)	291	112	173	190	NM	10%	(199)	475	NM

Less: Net realized capital losses, after-tax, excluded from core earnings	(930)	(161)	(209)	(39)	(56)	94%	(44%)	(1,064)	(304)	71%

Core earnings	$156	$452	$321	$212	$246	58%	16%	$865	$779	(10%)

Total Property & Casualty effective tax rate — net income	37.6%	35.7%	(2.1%)	9.8%	23.9%	(13.7)	14.1	56.3%	13.8%	(42.5)
Total Property & Casualty effective tax rate — core earnings	17.6%	35.1%	25.2%	20.5%	26.8%	9.2	6.3	26.7%	24.5%	(2.2)

[1]	The decrease in net investment income for the three months ended December 31, 2008, March 31, 2009 and June 30, 2009 was primarily driven by losses on limited partnerships and other alternative investments, and lower asset levels on taxable fixed maturities, and for the three months ended March 31, 2009 and June 30, 2009 only, lower yields on taxable fixed maturities. The decrease in net investment income for the three months ended September 30, 2009 was primarily driven by lower asset levels and yields on taxable fixed maturities, partially offset by lower losses on limited partnerships and other alternative investments.

[2]	The three months ended September 30, 2008 included catastophe losses from hurricane Ike. The three months ended December 31, 2008 included $50 of net reserve releases related to Small Commercial and Middle Market workers’ compensation claims, $48 of reserve releases related to Middle Market general liability claims, $38 of reserve releases related to Personal Lines auto liability claims and $30 of reserve releases related to professional liability claims. The three months ended December 31, 2008 included a current accident year reserve release of $95, primarily related to Personal Lines auto liability claims and Small Commercial and Middle Market workers’ compensation claims. The three months ended March 31, 2009 included $38 of reserve releases related to Middle Market general liability claims, $23 of reserve releases related to Small Commercial and Middle Market workers’ compensation claims and $20 of reserve releases related to professional liability claims. The three months ended June 30, 2009 included $138 of net asbestos reserve strengthening, partially offset by a $40 reduction in the allowance for uncollectible reinsurance, $33 of reserve releases related to Middle Market general liability claims and $30 of reserve releases related to professional liability claims. The three months ended September 30, 2009 included $45 or reserve releases related to Small Commercial and Middle Market workers’ compensation claims, $24 of reserve releases related to professional liability claims, $20 of reserve releases related to Personal Lines auto liability claims and $14 of reserve releases related to Middle Market general liability claims, partially offset by $75 of environmental reserve strengthening.

[3]	Included in insurance operating costs and expenses for the three and nine months ended September 30, 2008 were increases of $11 and $26, respectively, in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits. The three months ended September 30, 2008 included an assessment of $20 from the Texas Windstorm Insurance Association (TWIA), primarily related to hurricane Ike. The three months ended March 31, 2009 included a reduction to the TWIA assessment of $14. The three months ended June 30, 2009 included a $23 increase in taxes, licenses and fees due to a $6 increase in the assessment for a second injury fund and $17 reserve strengthening for other state funds and taxes.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATED BALANCE SHEETS

	AS OF					Year Over
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Year	Sequential
	2008	2008	2009	2009	2009	Change	Change
Investments
Fixed maturities, available for sale, at fair value	$23,727	$19,775	$20,040	$20,773	$22,577	(5%)	9%
Equity securities, available for sale, at fair value	741	674	482	586	620	(16%)	6%
Mortgage loans	762	785	756	731	690	(9%)	(6%)
Limited partnerships and other alternative investments [1]	1,407	1,166	1,026	963	952	(32%)	(1%)
Other investments [2]	62	207	173	114	113	82%	(1%)
Short term investments	827	1,597	1,266	1,459	1,902	130%	30%

Total investments	27,526	24,204	23,743	24,626	26,854	(2%)	9%

Cash	278	162	247	358	279	—	(22%)
Premiums receivable and agents’ balances	3,237	3,197	3,161	3,136	3,117	(4%)	(1%)
Reinsurance recoverables	3,572	3,439	3,337	3,299	3,249	(9%)	(2%)
Deferred policy acquisition costs	1,260	1,260	1,249	1,251	1,255	—	—
Deferred income tax	1,819	2,435	2,495	2,165	1,517	(17%)	(30%)
Goodwill	149	149	149	149	149	—	—
Property and equipment, net	658	675	668	669	670	2%	—
Other assets	1,460	1,159	1,454	1,273	1,228	(16%)	(4%)

Total assets	$39,959	$36,680	$36,503	$36,926	$38,318	(4%)	4%

Unpaid losses and loss adjustment expenses	$22,605	$21,933	$21,804	$21,902	$21,901	(3%)	—
Unearned premiums	5,363	5,244	5,231	5,191	5,159	(4%)	(1%)
Other liabilities	4,729	2,914	2,573	2,052	2,134	(55%)	4%

Total liabilities	32,697	30,091	29,608	29,145	29,194	(11%)	—

Equity, x-AOCI, net of tax	8,364	8,675	8,887	9,328	9,553	14%	2%
AOCI, net of tax	(1,102)	(2,086)	(1,991)	(1,547)	(429)	61%	72%

The Hartford’s Property & Casualty stockholders’ equity	7,262	6,589	6,896	7,781	9,124	26%	17%
Noncontrolling interest	—	—	(1)	—	—	—	—

Total Property & Casualty stockholders’ equity	7,262	6,589	6,895	7,781	9,124	26%	17%

Total liabilities and stockholders’ equity	$39,959	$36,680	$36,503	$36,926	$38,318	(4%)	4%

[1]	Other alternative investments include real estate joint ventures and hedge fund investments outside limited partnerships.

[2]	Primarily relates to derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ADJUSTED STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	Sept. 30, 2009	Dec. 31, 2008

Adjusted Statutory Capital and Surplus	$6,772	$6,012
GAAP Adjustments Deferred policy acquisition costs	1,255	1,260
Benefit reserves	(83)	(90)
GAAP unrealized losses on investments, net of tax	(442)	(2,136)
Goodwill	149	149
Non-admitted assets	1,597	1,754
Other, net	(124)	(360)

GAAP Stockholders’ Equity	$9,124	$6,589

INVESTMENTS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
CONSOLIDATED

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2008	2008	2009	2009	2009	Change	Change	2008	2009	Change
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$949	$878	$828	$800	$758	(20%)	(5%)	$2,877	$2,386	(17%)
Tax-exempt	141	131	125	129	125	(11%)	(3%)	424	379	(11%)

Total fixed maturities	1,090	1,009	953	929	883	(19%)	(5%)	3,301	2,765	(16%)
Equity securities, trading	(3,415)	(4,500)	(724)	2,523	638	NM	(75%)	(5,840)	2,437	NM
Equity securities, available-for-sale	34	36	27	25	24	(29%)	(4%)	131	76	(42%)
Mortgage loans	82	89	79	79	82	—	4%	244	240	(2%)
Policy loans	34	38	36	36	36	6%	—	101	108	7%
Limited partnerships and other alternative investments [2]	(101)	(333)	(209)	(93)	(32)	68%	66%	(112)	(334)	(198%)
Other [3]	(10)	(6)	58	70	89	NM	27%	(66)	217	NM

Subtotal	(2,286)	(3,667)	220	3,569	1,720	NM	(52%)	(2,241)	5,509	NM
Less: Investment expense	26	24	24	25	33	27%	32%	73	82	12%

Total net investment income (loss)	$(2,312)	$(3,691)	$196	$3,544	$1,687	NM	(52%)	$(2,314)	$5,427	NM
Less: Equity securities, trading	(3,415)	(4,500)	(724)	2,523	638	NM	(75%)	(5,840)	2,437	NM

Total net investment income excluding trading securities	$1,103	$809	$920	$1,021	$1,049	(5%)	3%	$3,526	$2,990	(15%)

Annualized investment yield, before-tax [4]	4.7%	3.3%	3.7%	4.2%	4.2%	(0.5)	—	5.1%	4.0%	(1.1)
Annualized investment yield, after-tax [4]	3.2%	2.2%	2.6%	2.9%	2.9%	(0.3)	—	3.5%	2.8%	(0.7)

Net Realized Capital Gains (Losses)
Gross gains on sales	$58	$381	$208	$157	$205	NM	31%	$226	$570	152%
Gross losses on sales	(175)	(411)	(720)	(189)	(104)	41%	45%	(445)	(1,013)	(128%)
Net impairment losses	(3,077)	(419)	(224)	(314)	(536)	83%	(71%)	(3,545)	(1,074)	70%
Japanese fixed annuity contract hedges, net [5]	36	51	41	(6)	(7)	NM	(17%)	13	28	115%
Periodic net coupon settlements on credit derivatives/Japan [6]	(6)	(12)	(19)	(13)	(7)	(17%)	46%	(21)	(39)	(86%)
Fair value measurement transition impact	—	—	—	—	—	—	—	(650)	—	100%
Results of variable annuity hedge program
GMWB derivatives, net [7]	(133)	(457)	589	671	(190)	(43%)	NM	(256)	1,070	NM
Macro hedge	24	45	204	(568)	(328)	NM	42%	29	(692)	NM

Total results of variable annuity hedge program	(109)	(412)	793	103	(518)	NM	NM	(227)	378	NM
Other net gain (loss) [8]	(176)	6	5	(419)	(252)	(43%)	40%	(453)	(666)	(47%)

Total net realized capital gains (losses)	$(3,449)	$(816)	$84	$(681)	$(1,219)	65%	(79%)	$(5,102)	$(1,816)	64%

[1]	Includes income on short-term bonds.

[2]	Includes income on real estate joint ventures and hedge fund investments outside of limited partnerships.

[3]	Primarily represents income from derivatives that qualify for hedge accounting and hedge fixed maturities. Also includes fees associated with securities lending activities.

[4]	Yields calculated using annualized net investment income (excluding income related to equity securities, trading) divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities, trading, collateral received associated with the securities lending program and consolidated variable interest entity non-controlling interests.

[5]	Relates to the Japanese fixed annuity product (product and related derivative hedging instruments excluding periodic net coupon settlements).

[6]	Included in core earnings.

[7]	The net loss on GMWB related derivatives for the three months ended September 30, 2009 was primarily due to liability model assumption updates, changes in the credit markets, and a decrease in interest rates, partially offset by the relative outperformance of the underlying actively managed funds as compared to their respective indices. The net gain for the nine months ended September 30, 2009 was primarily due to the relative outperformance of the underlying actively managed funds as compared to their respective indices, liability model assumption updates for withdrawals, lapses, and credit standing, and a decrease in equity market volatility, partially offset by an increase in the equity markets.

[8]	Primarily consists of: a) changes in fair value on non-qualifying derivatives, b) hedge ineffectiveness on qualifying derivatives, c) foreign currency gains and losses related to the internal reinsurance of the Japan variable annuity business, which is offset in AOCI, d) changes in fair value on warrants associated with the Allianz transaction, e) valuation allowances and f) other investment gains and losses. Included in the losses for the nine months ended September 30, 2009 was approximately $300 related to contingent obligations associated with the Allianz transaction.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
LIFE

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2008	2008	2009	2009	2009	Change	Change	2008	2009	Change
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$686	$644	$615	$592	$564	(18%)	(5%)	$2,088	$1,771	(15%)
Tax-exempt	32	30	30	30	30	(6%)	—	96	90	(6%)

Total fixed maturities	718	674	645	622	594	(17%)	(5%)	2,184	1,861	(15%)
Equity securities, trading	(3,415)	(4,500)	(724)	2,523	638	NM	(75%)	(5,840)	2,437	NM
Equity securities, available-for-sale	17	23	15	16	17	—	6%	73	48	(34%)
Mortgage loans	71	79	70	70	68	(4%)	(3%)	214	208	(3%)
Policy loans	34	38	36	36	36	6%	—	101	108	7%
Limited partnerships and other alternative investments [2]	(59)	(166)	(115)	(51)	(20)	66%	61%	(67)	(186)	(178%)
Other [3]	(3)	8	56	64	78	NM	22%	(44)	198	NM

Subtotal	(2,637)	(3,844)	(17)	3,280	1,411	NM	(57%)	(3,379)	4,674	NM

Less: Investment expense	19	18	18	18	25	32%	39%	54	61	13%

Total net investment income (loss)	$(2,656)	$(3,862)	$(35)	$3,262	$1,386	NM	(58%)	$(3,433)	$4,613	NM
Less: Equity securities, trading	(3,415)	(4,500)	(724)	2,523	638	NM	(75%)	(5,840)	2,437	NM

Total net investment income excluding trading securities	$759	$638	$689	$739	$748	(1%)	1%	$2,407	$2,176	(10%)

Annualized investment yield, before-tax [4]	4.8%	3.8%	3.9%	4.3%	4.4%	(0.4)	0.1	5.2%	4.2%	(1.0)
Annualized investment yield, after-tax [4]	3.2%	2.5%	2.6%	2.8%	2.9%	(0.3)	0.1	3.4%	2.8%	(0.6)

Net Realized Capital Gains (Losses)
Gross gains on sales	$44	$294	$136	$83	$130	195%	57%	$128	$349	173%
Gross losses on sales	(89)	(155)	(389)	(148)	(67)	25%	55%	(244)	(604)	(148%)
Net impairment losses	(1,760)	(309)	(185)	(266)	(453)	74%	(70%)	(2,115)	(904)	57%
Japanese fixed annuity contract hedges, net [5]	36	51	41	(6)	(7)	NM	(17%)	13	28	115%
Periodic net coupon settlements on credit derivatives/Japan [6]	(8)	(9)	(16)	(9)	(4)	50%	56%	(26)	(29)	(12%)
Fair value measurement transition impact	—	—	—	—	—	—	—	(650)	—	100%
Results of variable annuity hedge program
GMWB derivatives, net [7]	(133)	(457)	589	671	(190)	(43%)	NM	(256)	1,070	NM
Macro hedge	24	45	204	(568)	(328)	NM	42%	29	(692)	NM

Total results of variable annuity hedge program	(109)	(412)	793	103	(518)	NM	NM	(227)	378	NM
Other net gain (loss) [8]	(126)	(138)	(15)	(86)	(207)	(64%)	(141%)	(339)	(308)	9%

Total net realized capital gains (losses)	$(2,012)	$(678)	$365	$(329)	$(1,126)	44%	NM	$(3,460)	$(1,090)	68%

[1]	Includes income on short-term bonds.

[2]	Includes income on a real estate joint venture.

[3]	Primarily represents income from derivatives that qualify for hedge accounting and hedge fixed maturities. Also includes fees associated with securities lending activities.

[4]	Yields calculated using annualized net investment income (excluding income related to equity securities, trading) divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities, trading, collateral received associated with the securities lending program and consolidated variable interest entity non-controlling interests.

[5]	Relates to the Japanese fixed annuity product (product and related derivative hedging instruments excluding periodic net coupon settlements).

[6]	Included in core earnings.

[7]	The net loss on GMWB related derivatives for the three months ended September 30, 2009 was primarily due to liability model assumption updates, changes in the credit markets, and a decrease in interest rates, partially offset by the relative outperformance of the underlying actively managed funds as compared to their respective indices. The net gain for the nine months ended September 30, 2009 was primarily due to the relative outperformance of the underlying actively managed funds as compared to their respective indices, liability model assumption updates for withdrawals, lapses, and credit standing, and a decrease in equity market volatility, partially offset by an increase in the equity markets.

[8]	Primarily consists of: a) changes in fair value on non-qualifying derivatives, b) hedge ineffectiveness on qualifying derivatives, c) foreign currency gains and losses related to the internal reinsurance of the Japan variable annuity business, which is offset in AOCI, d) valuation allowances and e) other investment gains and losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
PROPERTY & CASUALTY

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2008	2008	2009	2009	2009	Change	Change	2008	2009	Change
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$255	$225	$209	$207	$193	(24%)	(7%)	$764	$609	(20%)
Tax-exempt	109	101	95	99	95	(13%)	(4%)	328	289	(12%)

Total fixed maturities	364	326	304	306	288	(21%)	(6%)	1,092	898	(18%)
Equity securities, available-for-sale	17	12	11	8	6	(65%)	(25%)	56	25	(55%)
Mortgage loans	11	10	9	9	9	(18%)	—	30	27	(10%)
Limited partnerships and other alternative investments [2]	(42)	(167)	(94)	(42)	(12)	71%	71%	(45)	(148)	NM
Other [3]	(8)	(13)	1	6	11	NM	83%	(23)	18	NM

Subtotal	342	168	231	287	302	(12%)	5%	1,110	820	(26%)
Less: Investment expense	7	6	6	7	8	14%	14%	19	21	11%

Total net investment income (loss)	$335	$162	$225	$280	$294	(12%)	5%	$1,091	$799	(27%)

Annualized investment yield, before-tax [4]	4.6%	2.4%	3.4%	4.2%	4.3%	(0.3)	0.1	4.9%	4.0%	(0.9)
Annualized investment yield, after-tax [4]	3.4%	1.6%	2.6%	3.3%	3.3%	(0.1)	—	3.7%	3.1%	(0.6)

Net Realized Capital Gains (Losses)
Gross gains on sales	$12	$85	$71	$74	$74	NM	—	$95	$219	131%
Gross losses on sales	(82)	(253)	(330)	(40)	(36)	56%	10%	(195)	(406)	(108%)
Net impairment losses	(1,312)	(108)	(36)	(48)	(83)	94%	(73%)	(1,425)	(167)	88%
Periodic net coupon settlements on credit derivatives [5]	2	(3)	(3)	(4)	(3)	NM	25%	5	(10)	NM
Other net gain (loss) [6]	(48)	33	(25)	(60)	(42)	13%	30%	(111)	(127)	(14%)

Total net realized capital gains (losses)	$(1,428)	$(246)	$(323)	$(78)	$(90)	94%	(15%)	$(1,631)	$(491)	70%

[1]	Includes income on short-term bonds.

[2]	Includes income on real estate joint ventures and hedge fund investments outside of limited partnerships.

[3]	Primarily represents income from derivatives that qualify for hedge accounting and hedge fixed maturities. Also includes fees associated with securities lending activities.

[4]	Yields calculated using annualized net investment income divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding collateral received associated with the securities lending program.

[5]	Included in core earnings.

[6]	Primarily consists of changes in fair value on non-qualifying derivatives, valuation allowances and other investment gains and losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
CORPORATE

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2008	2008	2009	2009	2009	Change	Change	2008	2009	Change
Net Investment Income
Fixed maturities [1]
Taxable	$8	$9	$4	$1	$1	(88%)	—	$25	$6	(76%)

Total fixed maturities	8	9	4	1	1	(88%)	—	25	6	(76%)
Equity securities, available-for-sale	—	1	1	1	1	—	—	2	3	50%
Mortgage loans [2]	—	—	—	—	5	—	—	—	5	—
Other	1	(1)	1	—	—	(100%)	—	1	1	—

Total net investment income	$9	$9	$6	$2	$7	(22%)	NM	$28	$15	(46%)

Net Realized Capital Gains (Losses)

Gross gains on sales	$2	$2	$1	$—	1	(50%)	—	$3	$2	(33%)
Gross losses on sales	(4)	(3)	(1)	(1)	(1)	75%	—	(6)	(3)	50%
Net impairment losses	(5)	(2)	(3)	—	—	100%	—	(5)	(3)	40%
Other net gain (loss) [3]	(2)	111	45	(273)	(3)	(50%)	99%	(3)	(231)	NM

Total net realized capital gains (losses)	$(9)	$108	$42	$(274)	$(3)	67%	99%	$(11)	$(235)	NM

[1]	Includes income on short-term bonds.

[2]	Represents income on mortgage loans held at Federal Trust Corporation, a company The Hartford acquired in June 2009.

[3]	Primarily consists of changes in the fair value on warrants associated with the Allianz transaction for the three months ended December 31, 2008 and March 31, 2009 and losses of $300 related to Allianz contingent obligations for the nine months ended September 30, 2009.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
NET REALIZED CAPITAL GAINS (LOSSES), AFTER-TAX/DAC

	THREE MONTHS ENDED SEPTEMBER 30,
	Life			P&C			Corporate			Consolidated
	2008	2009	Change	2008	2009	Change	2008	2009	Change	2008	2009	Change
Gross gains/losses on sales, net	$(33)	$35	NM	$(46)	$25	NM	$(1)	$(1)	—	$(80)	$59	NM
Net impairment losses	(1,135)	(282)	75%	(853)	(54)	94%	(3)	—	100%	(1,991)	(336)	83%
Japanese fixed annuity contract hedges, net	23	(5)	NM	—	—	—	—	—	—	23	(5)	NM
Periodic net coupon settlements on credit derivatives/Japan	(5)	(2)	60%	1	(2)	NM	—	—	—	(4)	(4)	—
Results of variable annuity hedge program
GMWB derivatives, net	(57)	(132)	(132%)	—	—	—	—	—	—	(57)	(132)	(132%)
Macro hedge	19	(303)	NM	—	—	—	—	—	—	19	(303)	NM

Total results of variable annuity hedge program	(38)	(435)	NM	—	—	—	—	—	—	(38)	(435)	NM
Other net gain (loss)	(89)	(136)	(53%)	(31)	(27)	13%	(1)	(1)	—	(121)	(164)	(36%)

Total net realized capital gains (losses)	$(1,277)	$(825)	35%	$(929)	$(58)	94%	$(5)	$(2)	60%	$(2,211)	$(885)	60%

	NINE MONTHS ENDED SEPTEMBER 30,
	Life			P&C			Corporate			Consolidated
	2008	2009	Change	2008	2009	Change	2008	2009	Change	2008	2009	Change
Gross gains/losses on sales net	$(73)	$(172)	(136%)	$(66)	$(122)	(85%)	$(2)	$(1)	50%	$(141)	$(295)	(109%)
Net impairment losses	(1,341)	(573)	57%	(926)	(109)	88%	(3)	(2)	33%	(2,270)	(684)	70%
Japanese fixed annuity contract hedges, net	8	18	125%	—	—	—	—	—	—	8	18	125%
Periodic net coupon settlements on credit derivatives/Japan	(17)	(19)	(12%)	3	(7)	NM	—	—	—	(14)	(26)	(86%)
Fair value measurement transition impact	(220)	—	100%	—	—	—			—	(220)	—	100%
Results of variable annuity hedge program
GMWB derivatives, net	(104)	425	NM	—	—	—	—	—	—	(104)	425	NM
Macro hedge	19	(531)	NM	—	—	—	—	—	—	19	(531)	NM

Total results of variable annuity hedge program	(85)	(106)	(25%)	—	—	—	—	—	—	(85)	(106)	(25%)
Other net gain (loss)	(219)	(187)	15%	(72)	(72)	—	(2)	(228)	NM	(293)	(487)	(66%)

Total net realized capital gains (losses)	$(1,947)	$(1,039)	47%	$(1,061)	$(310)	71%	$(7)	$(231)	NM	$(3,015)	$(1,580)	48%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	September 30,		December 31,		March 31,		June 30,		September 30,
	2008		2008		2009		2009		2009
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value	$70,091	56.8%	$65,112	54.2%	$62,563	53.8%	$64,868	53.5%	$68,641	53.0%
Equity securities, trading, at fair value [1]	33,655	27.3%	30,820	25.7%	27,813	23.9%	30,813	25.4%	33,463	25.9%
Equity securities, available-for-sale, at fair value	1,730	1.4%	1,458	1.2%	1,080	0.9%	1,308	1.1%	1,397	1.1%
Mortgage loans	6,222	5.0%	6,469	5.4%	6,389	5.5%	6,522	5.4%	6,328	4.9%
Policy loans, at outstanding balance	2,159	1.7%	2,208	1.8%	2,197	1.9%	2,204	1.8%	2,209	1.7%
Limited partnerships and other alternative investments [2]	2,817	2.3%	2,295	1.9%	1,981	1.7%	1,838	1.5%	1,812	1.4%
Other investments [3]	1,410	1.2%	1,723	1.4%	3,121	2.7%	1,107	0.9%	1,679	1.3%
Short-term investments	5,353	4.3%	10,022	8.4%	11,189	9.6%	12,701	10.4%	13,910	10.7%

Total investments	$123,437	100.0%	$120,107	100.0%	$116,333	100.0%	$121,361	100.0%	$129,439	100.0%
Less: Equity securities, trading	33,655	27.3%	30,820	25.7%	27,813	23.9%	30,813	25.4%	33,463	25.9%

Total investments excluding trading securities	$89,782	72.7%	$89,287	74.3%	$88,520	76.1%	$90,548	74.6%	$95,976	74.1%

HIMCO managed third party accounts	$9,058		$7,742		$7,552		$7,685		$7,925

Asset-backed securities (“ABS”)	$3,132	4.5%	$2,466	3.8%	$2,273	3.6%	$2,450	3.8%	$2,540	3.7%
Collateralized debt obligations (“CDOs”)	3,390	4.8%	2,612	4.0%	2,423	3.9%	2,563	4.0%	2,818	4.1%
Commercial mortgage-backed securities (“CMBS”)	11,385	16.3%	8,313	12.8%	7,948	12.7%	8,290	12.8%	9,002	13.1%
Corporate	31,532	45.0%	27,181	41.7%	27,351	43.7%	30,835	47.5%	34,011	49.5%
Foreign government/government agencies	875	1.2%	2,821	4.3%	853	1.4%	1,031	1.6%	1,071	1.6%
Municipal — taxable	1,029	1.5%	894	1.4%	895	1.4%	893	1.4%	1,003	1.5%
Municipal — tax-exempt	10,940	15.6%	9,761	15.0%	10,358	16.6%	10,060	15.5%	10,812	15.8%
Residential mortgage-backed securities (“RMBS”)	5,956	8.5%	5,108	7.8%	4,772	7.6%	4,506	6.9%	4,821	7.0%
U.S. Treasuries	1,852	2.6%	5,956	9.2%	5,690	9.1%	4,240	6.5%	2,563	3.7%

Total fixed maturities	$70,091	100.0%	$65,112	100.0%	$62,563	100.0%	$64,868	100.0%	$68,641	100.0%

U.S. government/government agencies	$5,785	8.3%	$9,568	14.7%	$9,306	14.9%	$7,801	12.0%	$6,231	9.1%
AAA	17,613	25.1%	13,489	20.7%	13,297	21.2%	11,797	18.2%	11,227	16.3%
AA	12,410	17.7%	11,646	17.9%	9,806	15.7%	11,044	17.0%	13,019	19.0%
A	17,069	24.3%	15,831	24.4%	15,238	24.4%	16,985	26.2%	18,505	27.0%
BBB	13,794	19.7%	12,794	19.6%	12,902	20.6%	14,687	22.7%	16,566	24.1%
BB & below	3,420	4.9%	1,784	2.7%	2,014	3.2%	2,554	3.9%	3,093	4.5%

Total fixed maturities	$70,091	100.0%	$65,112	100.0%	$62,563	100.0%	$64,868	100.0%	$68,641	100.0%

[1]	These assets support the International variable annuity business. Changes in these balances are also reflected in the respective liabilities.

[2]	Includes real estate joint ventures and hedge fund investments outside of limited partnerships.

[3]	Primarily relates to derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
LIFE

	September 30,		December 31,		March 31,		June 30,		September 30,
	2008		2008		2009		2009		2009
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value	$46,292	48.7%	$45,182	48.0%	$42,428	46.6%	$43,980	47.6%	$45,927	47.1%
Equity securities, trading, at fair value [1]	33,655	35.4%	30,820	32.7%	27,813	30.6%	30,813	33.4%	33,463	34.3%
Equity securities, available-for-sale, at fair value	908	1.0%	711	0.8%	525	0.6%	642	0.7%	690	0.7%
Mortgage loans	5,460	5.7%	5,684	6.0%	5,633	6.2%	5,503	6.0%	5,365	5.5%
Policy loans, at outstanding balance	2,159	2.3%	2,208	2.3%	2,197	2.4%	2,204	2.4%	2,209	2.3%
Limited partnerships and other alternative investments [2]	1,410	1.5%	1,129	1.2%	955	1.0%	875	0.9%	860	0.9%
Other investments [3]	1,308	1.4%	1,473	1.6%	2,909	3.2%	954	1.0%	1,513	1.5%
Short-term investments	3,793	4.0%	6,937	7.4%	8,580	9.4%	7,365	8.0%	7,478	7.7%

Total investments	$94,985	100.0%	$94,144	100.0%	$91,040	100.0%	$92,336	100.0%	$97,505	100.0%

Less: Equity securities, trading	33,655	35.4%	30,820	32.7%	27,813	30.6%	30,813	33.4%	33,463	34.3%

Total investments excluding trading securities	$61,330	64.6%	$63,324	67.3%	$63,227	69.4%	$61,523	66.6%	$64,042	65.7%

ABS	$2,721	5.9%	$2,167	4.8%	$1,997	4.8%	$2,154	4.9%	$2,200	4.8%
CDOs	2,689	5.8%	2,139	4.7%	1,981	4.7%	2,094	4.8%	2,301	5.0%
CMBS	7,884	17.0%	5,844	13.0%	5,525	13.0%	5,697	12.9%	6,212	13.5%
Corporate	23,292	50.3%	20,630	45.6%	20,878	49.2%	23,537	53.5%	25,675	55.9%
Foreign government/government agencies	493	1.1%	2,236	4.9%	482	1.1%	608	1.4%	640	1.4%
Municipal — taxable	890	1.9%	758	1.7%	760	1.8%	757	1.7%	853	1.8%
Municipal — tax-exempt	2,353	5.1%	2,336	5.2%	2,379	5.6%	2,348	5.3%	2,467	5.4%
RMBS	4,504	9.7%	3,916	8.7%	3,492	8.2%	3,279	7.5%	3,569	7.8%
U.S. Treasuries	1,466	3.2%	5,156	11.4%	4,934	11.6%	3,506	8.0%	2,010	4.4%

Total fixed maturities	$46,292	100.0%	$45,182	100.0%	$42,428	100.0%	$43,980	100.0%	$45,927	100.0%

U.S. government/government agencies	$4,036	8.7%	$7,614	16.9%	$7,245	17.1%	$5,795	13.2%	$4,535	9.9%
AAA	11,242	24.3%	8,533	18.8%	8,168	19.2%	7,818	17.8%	7,117	15.5%
AA	6,663	14.4%	7,231	16.0%	5,350	12.6%	5,805	13.2%	7,092	15.4%
A	11,992	25.9%	11,018	24.4%	10,595	25.0%	11,686	26.6%	12,678	27.6%
BBB	10,245	22.1%	9,401	20.8%	9,469	22.3%	10,841	24.6%	11,992	26.1%
BB & below	2,114	4.6%	1,385	3.1%	1,601	3.8%	2,035	4.6%	2,513	5.5%

Total fixed maturities	$46,292	100.0%	$45,182	100.0%	$42,428	100.0%	$43,980	100.0%	$45,927	100.0%

[1]	These assets support the International variable annuity business. Changes in these balances are also reflected in the respective liabilities.

[2]	Includes a real estate joint venture.

[3]	Primarily relates to derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
PROPERTY & CASUALTY

	September 30,		December 31,		March 31,		June 30,		September 30,
	2008		2008		2009		2009		2009
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value	$23,727	86.2%	$19,775	81.7%	$20,040	84.5%	$20,773	84.3%	$22,577	84.1%
Equity securities, available-for-sale, at fair value	741	2.7%	674	2.8%	482	2.0%	586	2.4%	620	2.3%
Mortgage loans	762	2.8%	785	3.2%	756	3.2%	731	3.0%	690	2.6%
Limited partnerships and other alternative investments [1]	1,407	5.1%	1,166	4.8%	1,026	4.3%	963	3.9%	952	3.5%
Other investments [2]	62	0.2%	207	0.9%	173	0.7%	114	0.5%	113	0.4%
Short-term investments	827	3.0%	1,597	6.6%	1,266	5.3%	1,459	5.9%	1,902	7.1%

Total investments	$27,526	100.0%	$24,204	100.0%	$23,743	100.0%	$24,626	100.0%	$26,854	100.0%

ABS	$411	1.7%	$299	1.5%	$276	1.3%	$296	1.4%	$340	1.5%
CDOs	701	2.9%	473	2.4%	442	2.2%	468	2.3%	517	2.3%
CMBS	3,501	14.8%	2,469	12.5%	2,423	12.1%	2,593	12.5%	2,790	12.4%
Corporate	8,168	34.5%	6,396	32.3%	6,382	31.9%	7,215	34.7%	8,230	36.4%
Foreign government/government agencies	382	1.6%	585	3.0%	367	1.8%	417	2.0%	421	1.9%
Municipal — taxable	139	0.6%	136	0.7%	135	0.7%	136	0.7%	150	0.7%
Municipal — tax-exempt	8,587	36.2%	7,425	37.5%	7,979	39.8%	7,706	37.1%	8,338	36.9%
RMBS	1,452	6.1%	1,192	6.1%	1,280	6.4%	1,212	5.8%	1,240	5.5%
U.S. Treasuries	386	1.6%	800	4.0%	756	3.8%	730	3.5%	551	2.4%

Total fixed maturities	$23,727	100.0%	$19,775	100.0%	$20,040	100.0%	$20,773	100.0%	$22,577	100.0%

U.S. government/government agencies	$1,749	7.4%	$1,954	9.9%	$2,061	10.3%	$1,989	9.6%	$1,683	7.5%
AAA	6,366	26.8%	4,939	25.0%	5,114	25.5%	3,963	19.1%	4,085	18.1%
AA	5,701	24.0%	4,346	22.0%	4,411	22.0%	5,198	25.0%	5,875	26.0%
A	5,057	21.3%	4,747	24.0%	4,608	23.0%	5,264	25.3%	5,783	25.6%
BBB	3,548	15.0%	3,390	17.1%	3,433	17.1%	3,842	18.5%	4,571	20.2%
BB & below	1,306	5.5%	399	2.0%	413	2.1%	517	2.5%	580	2.6%

Total fixed maturities	$23,727	100.0%	$19,775	100.0%	$20,040	100.0%	$20,773	100.0%	$22,577	100.0%

[1]	Includes a real estate joint venture and hedge fund investments outside of limited partnerships.

[2]	Primarily relates to derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CORPORATE

	September 30,		December 31,		March 31,		June 30,		September 30,
	2008		2008		2009		2009		2009
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value [1]	$72	7.8%	$155	8.8%	$95	6.1%	$115	2.6%	$137	2.7%
Equity securities, available-for-sale, at fair value	81	8.7%	73	4.2%	73	4.7%	80	1.8%	87	1.7%
Mortgage loans [2]	—	—	—	—	—	—	288	6.6%	273	5.4%
Other investments [3]	40	4.3%	43	2.4%	39	2.5%	39	0.9%	53	1.0%
Short-term investments [4]	733	79.2%	1,488	84.6%	1,343	86.7%	3,877	88.1%	4,530	89.2%

Total investments	$926	100.0%	$1,759	100.0%	$1,550	100.0%	$4,399	100.0%	$5,080	100.0%

CDOs	$—	—	$—	—	$—	—	$1	0.9%	$—	—
Corporate	72	100.0%	155	100.0%	91	95.8%	83	72.2%	106	77.4%
Foreign government/government agencies	—	—	—	—	4	4.2%	6	5.2%	10	7.3%
Municipal — tax-exempt	—	—	—	—	—	—	6	5.2%	7	5.1%
RMBS	—	—	—	—	—	—	15	13.0%	12	8.7%
U.S. Treasuries	—	—	—	—	—	—	4	3.5%	2	1.5%

Total fixed maturities	$72	100.0%	$155	100.0%	$95	100.0%	$115	100.0%	$137	100.0%

U.S. government/government agencies	$—	—	$—	—	$—	—	$17	14.8%	$13	9.5%
AAA	5	6.9%	17	11.0%	15	15.8%	16	13.9%	25	18.2%
AA	46	63.9%	69	44.5%	45	47.4%	41	35.7%	52	38.0%
A	20	27.8%	66	42.6%	35	36.8%	35	30.4%	44	32.1%
BBB	1	1.4%	3	1.9%	—	—	4	3.5%	3	2.2%
BB & below	—	—	—	—	—	—	2	1.7%	—	—

Total fixed maturities	$72	100.0%	$155	100.0%	$95	100.0%	$115	100.0%	$137	100.0%

[1]	Includes $51, $149, $95, $83 and $113 as of September 30, 2008, December 31, 2008, March 31, 2009, June 30, 2009 and September 30, 2009, respectively, which were investments held by The Hartford Financial Services Group, Inc. Includes $27 and $21 as of June 30, 2009 and September 30, 2009, respectively, held at Federal Trust Corporation.

[2]	Represents mortgage loans held at Federal Trust Corporation.

[3]	Relates to a put option agreement for the Company’s contingent capital facility.

[4]	Includes $692, $1,484, $1,335, $3,598 and $4,341 as of September 30, 2008, December 31, 2008, March 31, 2009, June 30, 2009 and September 30, 2009, respectively, which were investments held by The Hartford Financial Services Group, Inc. Includes $211 and $151 as of June 30, 2009 and September 30, 2009, respectively, held at Federal Trust Corporation. As of June 30, 2009, the increase is attributable to the receipt of $3.4 billion from the U.S. Department of Treasury’s Capital Purchase Program, of which $500 was contributed to Life and $185 was contributed to Federal Trust Corporation. As of September 30, 2009, the increase is attributable to the Company’s discretionary equity issuance program.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
CONSOLIDATED [1]

	September 30, 2009			December 31, 2008
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost [2]	Value	Loss [2] [3]	Cost	Value	Loss
Total AFS [4] Securities

Three months or less	$1,253	$1,204	$(49)	$16,425	$14,992	$(1,433)
Greater than three months to six months	3,596	2,954	(642)	6,533	5,247	(1,286)
Greater than six months to nine months	2,629	2,053	(576)	7,053	5,873	(1,180)
Greater than nine months to twelve months	2,830	2,264	(566)	6,459	4,957	(1,502)
Greater than twelve months	24,698	17,939	(6,759)	25,279	16,071	(9,208)

Total	$35,006	$26,414	$(8,592)	$61,749	$47,140	$(14,609)

BIG [5] and Equity AFS [4] Securities

Three months or less	$75	$64	$(11)	$1,106	$852	$(254)
Greater than three months to six months	573	428	(145)	307	214	(93)
Greater than six months to nine months	251	148	(103)	349	260	(89)
Greater than nine months to twelve months	788	572	(216)	204	145	(59)
Greater than twelve months [6]	3,244	1,760	(1,484)	1,044	609	(435)

Total	$4,931	$2,972	$(1,959)	$3,010	$2,080	$(930)

[1]	Includes investments held in Corporate.

[2]	Includes the cumulative effect adjustment of $1.4 billion as a result of an accounting change related to other-than-temporary impairments.

[3]	As of September 30, 2009, fixed maturities represented $8,318, or 97%, of the Company’s total unrealized loss on available-for-sale securities. The Company held no securities of a single issuer that were in an unrealized loss position in excess of 5% of the total unrealized loss amount as of September 30, 2009 and December 31, 2008.

[4]	Represents available-for-sale (“AFS”) securities.

[5]	Represents below investment grade (“BIG”) securities.

[6]	Since December 31, 2008, the increase was primarily attributable to rating agency downgrades.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
LIFE

	September 30, 2009			December 31, 2008
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost [1]	Value	Loss [1] [2]	Cost	Value	Loss
Total AFS Securities

Three months or less	$855	$820	$(35)	$12,857	$11,776	$(1,081)
Greater than three months to six months	1,727	1,466	(261)	4,100	3,235	(865)
Greater than six months to nine months	2,394	1,844	(550)	5,292	4,356	(936)
Greater than nine months to twelve months	2,306	1,854	(452)	3,503	2,504	(999)
Greater than twelve months	18,417	12,841	(5,576)	18,034	11,149	(6,885)

Total	$25,699	$18,825	$(6,874)	$43,786	$33,020	$(10,766)

BIG and Equity AFS Securities

Three months or less	$75	$64	$(11)	$749	$564	$(185)
Greater than three months to six months	295	219	(76)	218	144	(74)
Greater than six months to nine months	194	105	(89)	238	164	(74)
Greater than nine months to twelve months	556	413	(143)	148	105	(43)
Greater than twelve months [3]	2,686	1,385	(1,301)	757	413	(344)

Total	$3,806	$2,186	$(1,620)	$2,110	$1,390	$(720)

[1]	Includes the cumulative effect adjustment of approximately $900 as a result of an accounting change related to other-than-temporary impairments.

[2]	As of September 30, 2009, fixed maturities represented $6,715, or 98%, of the Company’s total unrealized loss on available-for-sale securities. The Company held no securities of a single issuer that were in an unrealized loss position in excess of 5% of the total unrealized loss amount as of September 30, 2009 and December 31, 2008.

[3]	Since December 31, 2008, the increase was primarily attributable to rating agency downgrades.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
PROPERTY & CASUALTY

	September 30, 2009			December 31, 2008
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost [1]	Value	Loss [1] [2]	Cost	Value	Loss
Total AFS Securities

Three months or less	$398	$384	$(14)	$3,541	$3,191	$(350)
Greater than three months to six months	1,869	1,488	(381)	2,396	1,980	(416)
Greater than six months to nine months	235	209	(26)	1,757	1,513	(244)
Greater than nine months to twelve months	523	409	(114)	2,953	2,451	(502)
Greater than twelve months	6,238	5,057	(1,181)	7,243	4,920	(2,323)

Total	$9,263	$7,547	$(1,716)	$17,890	$14,055	$(3,835)

BIG and Equity AFS Securities

Three months or less	$—	$—	$—	$330	$263	$(67)
Greater than three months to six months	278	209	(69)	52	38	(14)
Greater than six months to nine months	57	43	(14)	107	92	(15)
Greater than nine months to twelve months	231	158	(73)	53	38	(15)
Greater than twelve months [3]	515	334	(181)	285	194	(91)

Total	$1,081	$744	$(337)	$827	$625	$(202)

[1]	Includes the cumulative effect adjustment of approximately $500 as a result of an accounting change related to other-than-temporary impairments.

[2]	As of September 30, 2009, fixed maturities represented $1,603, or 93%, of the Company’s total unrealized loss on available-for-sale securities. The Company held no securities of a single issuer that were in an unrealized loss position in excess of 5% of the total unrealized loss amount as of September 30, 2009 and December 31, 2008.

[3]	Since December 31, 2008, the increase is primarily attributable to rating agency downgrades.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
AS OF SEPTEMBER 30, 2009

	LIFE
			Percent of
	Cost or		Total
	Amortized	Fair	Invested
	Cost	Value	Assets [2]

TOP TEN EXPOSURES BY SECTOR [1]

Financial services	$6,277	$5,426	8.5%
Utilities	4,284	4,482	7.0%
Consumer non-cyclical	3,443	3,665	5.7%
Technology and communications	2,822	2,940	4.6%
Energy	2,214	2,349	3.7%
Capital goods	2,195	2,261	3.5%
Basic industry	2,035	2,070	3.3%
Consumer cyclical	1,621	1,621	2.5%
Other	1,141	1,023	1.6%
Transportation	541	528	0.8%

Total	$26,573	$26,365	41.2%

TOP TEN EXPOSURES BY ISSUER [4]

JPMorgan Chase & Co.	$373	$334	0.5%
Bank of America Corp.	439	317	0.5%
General Electric Co.	307	260	0.4%
Credit Suisse Group AG	275	252	0.4%
Wells Fargo & Co.	306	250	0.4%
Citigroup Inc.	299	243	0.4%
AT&T Inc.	230	239	0.4%
Barclays PLC	229	202	0.3%
Verizon Communication Inc.	181	192	0.3%
ConocoPhilips	163	185	0.3%

Total	$2,802	$2,474	3.9%

	P&C
			Percent of
	Cost or		Total
	Amortized	Fair	Invested
	Cost	Value	Assets

Financial services	$2,579	$2,210	8.2%
Utilities	1,514	1,546	5.8%
Consumer non-cyclical	1,109	1,179	4.4%
Technology and communications	923	945	3.5%
Basic industry	533	731	2.7%
Capital goods	661	677	2.5%
Energy	580	606	2.3%
Consumer cyclical	436	441	1.6%
Other	418	395	1.5%
Transportation	116	120	0.5%

Total	$8,869	$8,850	33.0%

State of Georgia	$213	$228	0.8%
State of California	203	205	0.8%
Insurance Services Office, Inc.	—	171	0.6%
New York, NY	157	167	0.6%
State of Louisiana	139	147	0.6%
State of Illinois	135	139	0.5%
JPMorgan Chase & Co.	133	131	0.5%
Goldman Sachs Group Inc.	149	123	0.5%
State of Washington	110	117	0.4%
Government of Japan	110	111	0.4%

Total	$1,349	$1,539	5.7%

	CONSOLIDATED [3]
			Percent of
	Cost or		Total
	Amortized	Fair	Invested
	Cost	Value	Assets [2]

Financial services	$8,936	$7,716	8.0%
Utilities	5,800	6,030	6.3%
Consumer non-cyclical	4,561	4,853	5.1%
Technology and communications	3,750	3,890	4.0%
Energy	2,794	2,955	3.1%
Capital goods	2,860	2,942	3.1%
Basic industry	2,647	2,888	3.0%
Consumer cyclical	2,057	2,062	2.1%
Other	1,565	1,424	1.5%
Transportation	657	648	0.7%

Total	$35,627	$35,408	36.9%

JPMorgan Chase & Co.	$515	$474	0.5%
Bank of America Corp.	489	366	0.4%
General Electric Co.	423	357	0.4%
State of California	338	347	0.3%
Wells Fargo & Co.	394	330	0.3%
Citigroup Inc.	370	312	0.3%
AT&T Inc.	296	308	0.3%
Credit Suisse Group AG	297	274	0.3%
Barclays PLC	297	256	0.3%
Berkshire Hathaway Inc.	235	255	0.3%

Total	$3,654	$3,279	3.4%

[1]	Includes corporate fixed maturities and equity securities, available-for-sale.

[2]	Excludes equity securities, trading.

[3]	Includes investments held in Corporate.

[4]	Excludes U.S. government and government agency securities, mortgage obligations issued by government sponsored agencies, cash equivalent securities, exposures resulting from derivative transactions and equity securities, trading.